UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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F.N.B. Corporation
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F.N.B.

2021 ANNUAL MEETING OF SHAREHOLDERS

F.N.B. Corporation

PROXY STATEMENT

From the Chairman, President and Chief Executive Officer

March 26, 2021

Dear Shareholder:

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Tuesday, May 11, 2021. This year’s Annual Meeting of Shareholders will be held in a virtual only format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB21. The Virtual Annual Meeting presentation will be available online during the meeting and during the 30 days following the meeting, a replay of the meeting will be posted on F.N.B.’s website at https://www.fnb-online.com/about-us/investor-information/investor-relations/investor-analyst-presentations. For further information on how to participate in the meeting, please see About Our Annual Meeting on Page 92 in this Proxy Statement.

Agenda

At our Annual Meeting, our shareholders will act on the following matters: (i) election of twelve (12) director-nominees named in the accompanying Proxy Statement to our Board of Directors; (ii) adoption of an advisory resolution to approve the 2020 compensation of our named executive officers; (iii) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021; and (iv) any other matter that is properly presented at our Annual Meeting in compliance with our bylaws.

Your Vote is Important

Your vote is important regardless of how many shares of F.N.B. Corporation stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to log in to our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to ensure that your shares are represented at our Annual Meeting. Alternatively, you may vote by the Internet, by our QR Code feature or by telephone simply by following the instructions on your proxy card. By voting now, your vote will be counted even if you are unable to attend our Annual Meeting virtually.

Please indicate on the card whether you plan to login to our Annual Meeting. If you attend and wish to vote virtually during our Annual Meeting, you may withdraw your proxy at that time.

As always, our directors, management and employees thank you for your continued interest in and support of F.N.B. Corporation. Vincent J. Delie, Jr. Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date	May 11, 2021

Time	8:30 A.M. Eastern Time

Virtual Meeting	This year’s meeting is a virtual only shareholders meeting at www.virtualshareholdermeeting.com/FNB21 and you will not be able to attend the Annual Meeting in person.

Record Date	March 5, 2021 — Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting

Make your vote count. Please vote your shares promptly to ensure the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, by telephone or by signing and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the U.S. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option.

Items of Business	We are requesting your vote:

•	To elect the 12 nominees named in this proxy statement to serve on our Board of Directors until the 2022 Annual Meeting.

•	To provide an advisory vote for approval of the 2020 compensation of our named executives as disclosed in this proxy statement.

•	To ratify the appointment of Ernst & Young LLP as our independent auditor for 2021.

•	We will also act on any other timely business that is properly submitted.

Address of Corporate

Headquarters	One North Shore Center, 12 Federal Street, Pittsburgh, PA 15212

Meeting Details	See About Our Annual Meeting — Frequently Asked Questions on Page 92.

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 26, 2021

OUR NOTICE OF ANNUAL MEETING, 2021 PROXY STATEMENT, 2020 ANNUAL REPORT, 2020 FORM 10K AND OUR 2021 CORPORATE RESPONSIBILITY REPORT ARE AVAILABLE AT https://www.proxyvote.com

2021 Proxy Statement    i

Shareholder Proposals and Nominations for the 2021 Annual Meeting	98

SEC Rule 14a-8	98
Advance Notice Requirements Under Our Bylaws	98

Other Matters	99

Householding” of Proxy Materials	99
Electronic Delivery of Proxy Materials	99

Annex A (Non-GAAP To GAAP Reconciliations)	A-1

This proxy statement contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe” or other words of similar meaning. Forward-looking statements provide F.N.B. Corporation’s current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the F.N.B. Corporation’s actual results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in F.N.B. Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020. F.N.B. Corporation does not undertake to update the forward-looking statements included in this proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.

  ii    F.N.B. Corporation

Proxy Statement

One North Shore Center

12 Federal Street

Pittsburgh, PA 15212

Proxy Statement

Our 2021 Proxy Statement (Proxy Statement) contains information relative to our Annual Meeting of Shareholders to be held on Tuesday, May 11, 2021, beginning at 8:30 AM, Eastern Time (ET). This year’s Annual Meeting of Shareholders will be held in a virtual only format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB21. The Virtual Annual Meeting presentation will be available online during the meeting and, during the 30 days following the meeting, a replay of the meeting will be posted on F.N.B.’s website at https://www.fnb-online.com/about-us/investor-information/investor-relations/investor-analyst-presentations. For further information on how to participate in the meeting, please see About Our Annual Meeting — Frequently Asked Questions on Page 92 in this proxy statement. This proxy statement also relates to any adjournment of our Annual Meeting. This proxy statement was prepared under the direction of the F.N.B. Corporation Board of Directors to solicit your proxy for use at the Annual Meeting. On March 26, 2021, we commenced the distribution of our proxy statement and the accompanying proxy card to our shareholders of record as of March 5, 2021. We will bear all costs of preparing and distributing our proxy materials to our shareholders. We will, upon request, reimburse brokers, nominees, fiduciaries, custodians and other record holders for their reasonable expenses in forwarding our proxy materials to beneficial owners.

Throughout this Proxy Statement, we summarize, describe or make references to various F.N.B. Corporation corporate governance documents, committee charters, ethical codes and policies. Should you desire to review these corporate governance documents and policies, you will find the corresponding weblink for each under the section of this Proxy Statement titled, Key Corporate Governance Documents (Pages 28-29) and Resources (Page 100).

We use the following terms in this proxy statement:

•	“We,” “us,” “our,” “F.N.B.,” “Company,” or “Corporation” means F.N.B. Corporation and its subsidiaries and affiliates;

•	“Board” means the joint F.N.B. Corporation and First National Bank of Pennsylvania Boards of Directors;

•	“FNBPA” or “Bank” means First National Bank of Pennsylvania;

•	“F.N.B. Capital” means F.N.B. Capital Corporation, LLC; and

•	“CEO” means Chief Executive Officer.

2021 Proxy Statement 1

Summary

SUMMARY

2020 COVID-19 Pandemic Response

Critical Risk Management Imperatives — Focus on Employees, Customers, Communities and Shareholders, Operational Response and Preparedness, Risk Management, and Preservation of Shareholder Value

The once in a century global pandemic presented the financial services industry with unprecedented broad-scale, complex and continually evolving risk management and business continuity challenges. These challenges tested and ultimately demonstrated our Board Chairman and CEO’s critical leadership and crisis management skills, as well as the efficacy of the Board’s governance and oversight processes, the tireless dedication of executive management and the resiliency of our risk management processes. From the outset and throughout the various critical phases of the pandemic crisis, our Board Chairman and CEO spearheaded the development and implementation of F.N.B.’s COVID-19 response by establishing four foundational pillars:

i.

Employee Protection and Assistance. To mitigate employee health risks and avoid business continuity issues, our CEO led efforts to develop and implement a comprehensive COVID-19 operating plan to provide full support for the health, safety and financial needs of our employees.

ii.

Operational Response and Preparedness. Rapid deployment of comprehensive continuity protocols, continuous monitoring of evolving COVID-19 circumstances and establishment of a critical response team comprised of senior leadership and key business and support areas.

iii.

Customer and Community Support. To protect and support our customers, we deployed rigorous health and safety precautions and provided appropriate relief through our substantial participation in the Small Business Administration’s (SBA) Paycheck Protection Program (PPP) and through fee waivers, loan deferrals, a residential mortgage foreclosure moratorium and other accommodations. Our efforts also included the provision of critical financial donations to support COVID-19 related community health, safety and relief efforts.

iv.

Risk Management Protocols and Shareholder Value Preservation. We remained focused on our rigorous risk management practices and our commitment to our shareholders’ interests by continuing to pursue our strategic long-term plan objectives, including expense reduction initiatives, operational efficiency tactics, protection of strong capital and liquidity positions, prudent credit management practices and multidimensional enhancements to our profitability strategies.

The following are highlights of the actions we took as part of our four foundational COVID-19 response pillars which enabled F.N.B. to successfully navigate these unparalleled and difficult challenges and address the interests and needs of our important stakeholders:

1. Employee Protection and Assistance

Our CEO promptly implemented a comprehensive COVID-19 operating plan which prioritized employee health, safety and financial well-being, among other actions, and included the following:

a.	Center for Disease Control and Prevention (CDC) compliant health, safety and sanitization protocols;

b.	An aggregate $7 million in special added support for our workforce for the purpose of protecting employees and maintaining our continued operations, including:

i.	Increasing wages by $2.25 per hour for frontline employees during the initial critical phase of the pandemic to cover their additional expenses related to COVID-19.

ii.	Providing five additional paid flex days to accommodate COVID-19 related illnesses impacting our employees and their family members.

2 F.N.B. Corporation

Summary

iii.	Furnishing financial relief and support payments to employees who facilitated customer access to critical financial services.

iv.	Offering no-cost employee access to telehealth medical services.

v.	Collaborating with state and local health agencies to offer COVID-19 testing on F.N.B. premises.

c.	Centralized prompt dissemination on the Company intranet of all important COVID-19 updates and alerts and informed employees of the following:

i.	Mandatory health, safety and sanitization protocols

ii.	Updates on COVID-19 case trends in our various geographic markets, as well as alerts regarding federal, state and local COVID-19 protocols

iii.	Location of COVID-19 testing sites

iv.	Process for scheduling COVID-19 vaccinations

v.	Updates regarding F.N.B.’s COVID-19 response, operating and safety plans

vi.	A forum for employees to ask questions and receive responses on COVID-19 related issues

d.

Distributed 24 messages to our Board and issued more than 133 articles in the COVID-19 Information Center on The Vault, our corporate intranet. In addition, during the critical phases of the pandemic, our CEO provided daily updates to our Board to keep them apprised of our strategies and risk management considerations regarding the pandemic.

e.

Instituted flexible work arrangements, including alternating A/B work schedules, remote work arrangements (more than 2,000 employees, or over 90 percent of our non-branch workforce, worked remotely or from home) and multiple operational centers to facilitate business and operational continuity.

2. Operational Response and Preparedness

a.	Advanced Preparedness. Prior to 2020, F.N.B. had in place a fully developed pandemic plan which it had successfully tested through a comprehensive pandemic exercise scenario in 2019 and which served as an instrumental playbook as the Company managed through the 2020 COVID-19 pandemic.

b.

Immediate and Continual Flow of Information Among Key Leadership. As soon as the COVID-19 crisis began to emerge, F.N.B.’s CEO, in collaboration with the F.N.B. Emergency Management Team, engaged the crisis management team comprised of key leadership members across our market footprint who met daily for the purpose of identifying critical issues, conducting a risk triage and prioritization process, monitoring and assessing the pandemic in our various markets and determining strategies and tactics to both promptly and prudently resolve the complex and evolving challenges presented by the pandemic. During critical phases of the pandemic crisis, our Board Chairman and CEO provided daily email communications to our Board regarding COVID-19 risk management issues and our Board conducted three special meetings dedicated exclusively to COVID-19 matters and financial planning and business continuity considerations.

c.

Regular Outreach to Regulatory and Industry Sources to Proactively Identify Emerging Pandemic Risks. F.N.B. senior leadership engaged in regular weekly meetings with the Federal Reserve Board, Federal Deposit Insurance Corporation (FDIC), Office of the Comptroller of the Currency (OCC) and the Consumer Financial Protection Bureau (CFPB) to assess our COVID-19 responses relative to other large banks, to identify emerging industry issues and to stay ahead of regulatory expectations.

d.

Comprehensive Effective Procurement Process. We promptly developed and implemented a comprehensive COVID-19 operating plan which included a logistically based supply sourcing process and a coordinated supply chain and procurement process. This approach enabled us to quickly acquire, from multiple sources, the appropriate health and safety supplies (e.g., personal protective equipment (PPE), sanitization supplies, etc.), as well as the necessary tools and equipment to enable our Company to effectively and safely operate during the pandemic crisis.

e.	Comprehensive Credit Risk Management Process. From the outset of the public health crisis, our credit team conducted a thorough

2021 Proxy Statement 3

Summary

and continuous due diligence evaluation of commercial credits related to the industries and businesses most economically impacted by COVID-19 (e.g., travel and leisure, restaurants, senior living, retail trade, retail IRE, arts and entertainment, etc.) and strategically reduced exposure to these COVID-19 sensitive industries to enhance the overall position of the F.N.B. loan portfolio and mitigate risk attendant to the economic uncertainty related to these types of loan exposures. Also, throughout the pandemic, we deployed enhanced credit portfolio analytics to continuously track and assess critical credit quality metrics, loan payment deferral levels and key risk identifiers related to geography, loan product type, collateral, industry and supply chain dependencies. Furthermore, we evaluated the adequacy of our loan loss reserve levels under several stressed scenarios, including the Federal Reserve Board’s most rigorous Dodd-Frank Act Stress Tests (DFAST) “severely adverse scenario”, and other uniquely stressed economic scenarios specific to the COVID-19 environment.

3. Customer and Community Support

•

Uninterrupted Access to Banking Services Throughout COVID-19 Crisis. We developed a systematic and sophisticated statistical analysis to evaluate the COVID-19 impacts and trends for each of our markets, while also continuously monitoring the CDC, state and local restrictions to determine branch and office openings and closings. Our investment in technology enabled customers to seamlessly schedule in-branch appointments, using a new feature on our website (nearly 10,000 appointments scheduled online during 2020). In addition, we saw a significant increase in digital traffic, with approximately 6.1 million combined monthly online and mobile banking logins and a nearly 21 percent increase in the number of mobile banking users in 2020 compared to the full-year average for 2019.

•

COVID-19 Relief Programs. F.N.B. was one of the first U.S. banks to announce its COVID-19 customer relief program which included payment deferrals on loans totaling more than $2.5 billion, fee waivers and a residential mortgage foreclosure moratorium. These measures enabled our business customers to sustain their operations and allowed our consumer customers to weather the impact of the pandemic crisis and ultimately regain their financial footing.

•

Funded $2.5 million to the F.N. B. Foundation. We funded the F.N.B. Foundation for the purpose of providing critical financial assistance to local communities for COVID-19 health and safety relief efforts, including supporting the critical needs of local food banks, local businesses and healthcare organizations. Our financial contributions were also augmented by the volunteerism of our dedicated employees.

•

Participation in the SBA PPP Loan Program. We deployed an extensive cross-section of our business and support functions (e.g., Executive Management, Legal, Compliance, Audit, Credit Underwriting, Risk Management, Finance, Information Technology, SBA and Commercial Lenders, Operations and Project Management) to quickly develop and implement an easily accessible online portal for our PPP applicants which streamlined and simplified the customer loan application process. We made over 20,000 PPP loans aggregating approximately $2.6 billion for small businesses throughout our market footprint which resulted in $1.3 billion in additional demand deposits. Notably, following our targeted outreach to more than 100 nonprofit and community organizations, nearly 24% of our PPP loans were made to businesses in predominantly minority rural and low- to moderate-income areas.

4. Risk Management Protocols and Shareholder Value Preservation

We took significant steps to enhance future risk-adjusted returns through prudent balance sheet actions, notably the sale of a portion of our indirect automobile loan portfolio in November 2020, reduction of exposure to COVID-19 sensitive industries and prepayment of higher-cost liabilities. Despite the 2020 pandemic environment, the additional actions highlighted below reduced overall credit risk while enhancing overall profitability, bolstering capital levels and providing us with more liquidity moving forward:

a.

Strengthened F.N.B.’s Funding Position. By continuing to grow non-interest-bearing deposits, F.N.B. surpassed a record of $9 billion in non-interest-bearing deposit balances as of December 31, 2020, driving total deposits to increase $4.3 billion and non-interest bearing deposits by $2.7 billion on a spot basis since year end 2019, thereby enabling F.N.B. to repay $715 million in higher cost Federal Home Loan Bank (FHLB) borrowings at a weighted average effective cost of 2.49 percent.

4 F.N.B. Corporation

Summary

b.

Operational Efficiency, Improved Liquidity and Expense Reductions. Contributions from low-cost customer deposits increased meaningfully, supported by growth in transaction deposits, reductions in the cost of interest-bearing deposits, strong growth in non-interest-bearing deposits and the termination of higher-rate FHLB borrowings, largely offsetting the impacts of a lower interest rate environment on asset yields. These efforts resulted in enhanced liquidity with a loan/deposit ratio of 87 percent at December 31, 2020. We also continued our branch optimization plan which entails consolidation of 16 retail locations in 2020 and 21 retail locations in 2021 as part of a $20 million cost-savings initiative. The plan is aimed at keeping expenses consistent with 2020 operating levels. Evolving changes in consumer preferences contributed to an acceleration of our branch optimization efforts. F.N.B. continues to leverage our significant investment in technology.

c.

Optimizing Capital and Shareholder Value. In 2019, our Board of Directors approved a $150 million share repurchase program, demonstrating their confidence in F.N.B.’s business model, as well as our increased capital generation capabilities. In addition to our strong dividend, repurchasing stock underscores our commitment to further optimizing capital and enhancing shareholder value. Internal capital generation was solid in 2020, despite the pandemic, and our tangible common equity (TCE) ratio, excluding PPP loans*, increased to 7.7 percent. Our Common Equity Tier 1 (CET1) ratio ended 2020 at 9.8 percent, the highest level in our history. In addition to the $157 million in common dividends returned to shareholders during 2020, we repurchased nearly 4 million shares and have $112 million remaining under our current $150 million authorized share repurchase program. Repurchase activity during the fourth quarter of 2020 included 25 percent of the repurchased shares being below tangible book value (TBV)* per share, resulting in these repurchases having shorter earn back periods and being accretive to TBV* per share.

d.

Maintained Prudent Credit Culture and Credit Management Processes. As of year-end 2020, the amount of loans remaining on COVID-19 deferral continued to improve to $397 million, or 1.7 percent of total loans and leases (excluding PPP loans), a significant reduction from the June 30, 2020, level of 10.2 percent during the height of the COVID-19 economic impact.

e.

Transparent COVID-19 Risk Disclosures. Our CEO and executive management communicated transparent disclosures regarding F.N.B.’s COVID-19 related risk management considerations and response plan to our investors through our SEC filings, earnings calls, meetings with analysts, shareholder engagement meetings and media communications.

For more detailed information regarding our investments, donations and commitments related to COVID-19 health, safety, and customer relief, as well as our ongoing commitment to addressing social and economic inequity, please refer to our 2021 Corporate Responsibility Report under Resources.

*

Non-GAAP measures are used by management to measure performance in operating the business that management believes enhances investors’ ability to better understand the underlying business performance and trends related to core business activities. In this Proxy Statement, the following are references to non-GAAP measures: Operating Net Income Available to Common Shareholders; Operating Earnings per Diluted Common Share (EPS); Tangible Book Value (TBV) per Common Share; Operating Return on Average Tangible Common Equity (ROATCE); reported ROATCE; Efficiency Ratio; Tangible Common Equity (TCE) to Tangible Assets; Internal Capital Generation (ICG) Growth; Pre Provision Net Revenue (PPNR) / Average TCE; Operating Return on Average Tangible Assets (ROATA) and reported ROATA. Please refer to Annex A (Non-GAAP to GAAP Reconciliations) to this Proxy Statement, where we include information to reconcile the non-GAAP measures to GAAP. The * is a non-GAAP designation used throughout this Proxy Statement to identify non-GAAP measures.

2021 Proxy Statement 5

Summary

Highlights of Superior Governance Practices

Our governance practices promote Board effectiveness and the interests of shareholders. These practices adhere to widely recognized public company best practices and are described in additional detail under the Corporate Governance Principles section of this Proxy Statement. The corporate governance policies, guidelines and other documents referenced in this section may be reviewed by clicking on the links contained in the section of this Proxy Statement titled, Key Corporate Governance Documents.

6 F.N.B. Corporation

Summary

Summary of Board Risk Management Oversight Framework

Our corporate governance practices are designed, in part, to ensure the Board maintains appropriate and prudent oversight consistent with its fiduciary responsibilities, of the Company’s risk management, operations, business, legal and regulatory obligations, strategic plan, employee welfare and financial performance. In addition to the governance practices highlighted above, our Board’s core oversight responsibilities include the following:

2021 Proxy Statement 7

Summary

Executive Compensation Highlights

We are submitting an advisory resolution to approve the executive compensation of our Named Executive Officers (NEOs). In 2020, we received strong support of our Say-on-Pay proposal with 92% of our shareholders voting FOR Say-on-Pay proposal. The Compensation Committee (Committee) maintained the following key features of our compensation program, which are important to our shareholders. The financial results in 2020, while being impacted by COVID-19, are a result of a multi-year business strategy that is supported by the Board, and approved by it as part of its annual review and approval of our Operating Plan, as demonstrated by:

8 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

PROPOSAL 1. ELECTION OF OUR BOARD OF DIRECTORS

We are asking shareholders to elect the 2021 nominees named in this proxy statement and identified in the table below to serve on the F.N.B. Board of Directors until the 2022 Annual Meeting of Shareholders or until each of their successors have been duly elected and qualified. In addition to all our outside directors being independent, our director-nominee candidates for election at our 2021 Annual Meeting are a highly-qualified group of individuals, who collectively possess diverse backgrounds and perspectives, skills and experience consistent with our Board Composition Criteria (described herein under the section titled, Criteria and Considerations for Recommending Director Nominees), and the requisite leadership qualities necessary to oversee F.N.B.’s management and business operations.

We do not know of any reason why any nominee named in this proxy statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

2021 Proxy Statement 9

Proposal 1. Election of Our Board of Directors

Current Directors and Nominees for Election at Our Annual Meeting

Name	Age	Director Since	Independent	Other SEC- Reporting Public Company Boards(1)	Committee Memberships	Principal Background and Relevant Experience

Pamela A. Bena	56	2018	Yes	0	Audit; Compensation	Finance Executive

William B. Campbell (Independent Lead Director)	82	1975	Yes	0	Executive; Nominating and Corporate Governance	Former Business Owner

James D. Chiafullo	63	2012	Yes	0	Credit Risk and CRA; Nominating and Corporate Governance (Chair)	Partner — Regional Law Firm

Vincent J. Delie, Jr. (Chairman, President and CEO)	56	2012(2)	No	0	Executive Credit Risk and CRA (Ex Officio); (Chair)	F.N.B. CEO

Mary Jo Dively	62	2018	Yes	0	Audit; Credit Risk and CRA; Risk	General Counsel — Globally Top Tier Ranked University

Robert A. Hormell	74	2015	Yes	0	Compensation; Nominating and Corporate Governance	Regional Economic Development Professional

David J. Malone	66	2005	Yes	0	Audit; Compensation (Chair)	CEO — Investment and Insurance Advisory Firm

Frank C. Mencini	56	2016	Yes	0	Audit (Chair); Executive; Nominating and Corporate Governance; Risk	Healthcare Consulting, Accounting

David L. Motley	62	2013	Yes	3	Compensation; Credit Risk and CRA; Risk	Consultant — Strategic Planning and Executive Development

Heidi A. Nicholas	66	2015	Yes	0	Audit; Executive; Risk (Chair)	Commercial Developer — Housing

John S. Stanik	67	2013	Yes	2*	Credit Risk and CRA; Risk	Former CEO/Director — Public Companies

William J. Strimbu	60	1995	Yes	0	Compensation; Credit Risk and CRA (Chair); Executive; Nominating and Corporate Governance	CEO — Transportation Company

(1)	Includes current or prior service on public company board(s).

(2)	Chairman Delie was elected to the FNBPA Board on June 16, 2009. Chairman Delie was elected to the F.N.B. Board on January 18, 2012.

10 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Biographical Information Concerning Director-Nominees

Relevant biographical information concerning each of our director-nominees for election at our Annual Meeting may be found below, including a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion regarding each director-nominee’s qualifications to serve on our Board in light of our business and structure. In considering whether to re-nominate each of the director-nominees, the Board, with the assistance of the Nominating and Corporate Governance Committee and in collaboration with our Independent Lead Director and Board Chairman, reviewed the qualifications of each director-nominee and engaged in the process described later in this Proxy Statement in the section titled, Criteria and Considerations for Recommending Director-Nominees.

PAMELA A. BENA Committees: • Audit • Compensation	Director Since: 2018 Age: 56

Professional Experience

Pittsburgh Zoo & PPG Aquarium

•  Director of Finance (2020-present)

Heeter Printing, printing company

•  Vice President of Finance (2017-2019)

TMS International Corporation, industrial services company

•  Manager of Financial Reporting (2015-2017)

EHS Support LLC, environmental, health and safety company

•  Chief Financial Officer (2015)

American Bridge Company, privately-held construction company

•  Senior Vice President of Finance (1994-2013)

Charitable Work and Community Involvement

Women for Economic Leadership Development (WELD), develops and advances women’s leadership to strengthen the economic prosperity of the communities it serves.

•  Member

•  Programming Subcommittee Member

Director Qualifications

Ms. Bena’s substantial and varied background, experience, and skills relative to audit, finance, accounting, regulatory compliance and risk management, including preparation of financial statements in accordance with GAAP, preparation of periodic SEC disclosure filings and the attendant quarterly review process, make her an ideal addition to the Board and its Audit and Compensation Committees. Her broad-based experience and thorough understanding of audit/accounting principles and regulatory compliance considerations provides Ms. Bena the necessary tools to effectively contribute to the Board and the Audit and Compensation Committees.

WILLIAM B. CAMPBELL Independent Lead Director Committees: • Executive • Nominating and Corporate Governance	Director Since: 1975 (Founding Director) Age: 82

Professional Experience

Retired CEO

Shenango Steel Erectors, Inc., commercial building construction company

•  Owner

Charitable Work and Community Involvement

National Association of Corporate Directors (NACD)

•  F.N.B. Corporation Member/Sponsor

•  Three Rivers Chapter Director of the Year - 2017

Shenango Valley Industrial Development Authority

•  Former Director

Westminster College

•  Former Trustee

Director Qualifications

As a founding director of the F.N.B. Corporation Board, Mr. Campbell’s background includes his historical knowledge and unique perspective on the various challenges that the financial services industry has confronted during his Board tenure. This provides him with the requisite decision-making background and knowledge regarding corporate governance. His thorough understanding of Board responsibilities, along with his ability to act as an effective liaison to promote a cohesive board, qualify him as an excellent choice to serve as our Independent Lead Director. Mr. Campbell’s adherence to sound corporate governance principles, high ethical standards and his strong commitment to the maintenance of a clear independence of the Board from management, qualify him to serve as a member of our Board, its Nominating and Corporate Governance Committee and Executive Committee and to serve as our Independent Lead Director. As Independent Lead Director, Mr. Campbell attends each of the Board Committee meetings.

2021 Proxy Statement 11

Proposal 1. Election of Our Board of Directors

JAMES D. CHIAFULLO Committees: • Credit Risk and CRA • Nominating and Corporate Governance (Chair)	Director Since: 2012 Age: 63

Professional Experience

Dentons, Cohen & Grigsby, P.C., law firm

•  Partner (1999-present)

Charitable Work and Community Involvement

Epilepsy Foundation of Western/Central PA

•  Board Member Emeritus (active)

The Pittsburgh Foundation

•  Director, Chiafullo Family Fund

Verland Foundation

•  Counsel

NACD — Three Rivers Chapter

•  Chairman Emeritus (active)

Director Qualifications

The breadth and depth of Mr. Chiafullo’s corporate and transactional legal experience, along with his particular focus in the areas of corporate governance, fiduciary duties and responsibilities, regulatory compliance and finance, provide him the necessary background to assist the Board with its oversight responsibilities of F.N.B.’s strategies, financial performance, business operations and Board succession process. Moreover, Mr. Chiafullo’s hands-on experience working with sophisticated technology systems, and his legal work involving a major U.S. retailer in connection with cybersecurity threats and breaches amply illustrate that he possesses the requisite background to offer the Board insight into these critical challenges. Mr. Chiafullo is currently in the process of obtaining a Certificate in Cybersecurity Oversight, issued by the Community Emergency Response Team (CERT) Division of the Software Engineering Institute at Carnegie Mellon University. Mr. Chiafullo anticipates that he will receive the certification in 2021. Mr. Chiafullo’s extensive corporate governance, credit, transactional and legal expertise provides the Board, its Nominating and Corporate Governance Committee and Credit Risk and CRA Committee with a director who is uniquely qualified to help the Board to properly evaluate governance, cyber security, business, credit, financial, regulatory and risk issues.

VINCENT J. DELIE, JR. Chairman Committees: • Credit Risk and CRA (Ex Officio) • Executive (Chair)	Director Since: 2012 Age: 56

Professional Experience

F.N.B. Corporation, financial services corporation

•  CEO, President and Board Member (2012-present)

•  Board Chairman (December 2017-present)

First National Bank of Pennsylvania

•  President, Board Member (2009-present)

•  CEO (2011-present)

Charitable Work and Community Involvement

United Way of Allegheny County

•  Board Member

Allegheny Conference on Community Development

•  Board Member

Team Pennsylvania

•  Board Member

Pittsburgh History and Landmark Foundation

•  Board of Trustees

John V. Heher Humanitarian 2020 Awardee

•  For outstanding contributions to further the National Kidney Foundation mission and involvement in the community

Director Qualifications

Mr. Delie has more than 33 years of experience in the financial services industry which has included executive management roles with F.N.B. and other large financial institutions. During his leadership tenure with F.N.B., including serving as the Company’s CEO since 2012, as President of FNBPA since 2009 and as CEO of FNBPA since 2011, F.N.B. has grown from $8 billion in assets (2008) to more than $37 billion. Mr. Delie’s leadership of F.N.B. has produced significant expansion in terms of scale, geographic market (through numerous successfully integrated acquisitions, complexity of operations, revenue growth, earnings growth, capital expansion and the scope of its available products and services. Under Mr. Delie’s stewardship, F.N.B. has successfully experienced record profitability. FNBPA has been recognized by various regional and national publications and firms which evaluate the quality of bank products and service offerings and deployment of innovative technology. In addition, Mr. Delie has built a strong risk management framework including cybersecurity, which enables F.N.B. to continue on its trajectory to remain one of the leading financial services companies in the U.S.. Throughout the years, Mr. Delie has served on numerous boards and received recognition related to his extensive philanthropic and leadership work with various organizations. Mr. Delie’s significant accomplishments, experience, knowledge and leadership make him uniquely qualified to serve on our Board.

12 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

MARY JO DIVELY Committees: • Audit • Credit Risk and CRA • Risk	Director Since: 2018 Age: 62

Professional Experience

Carnegie Mellon University, private, non-profit, research-based university

•  Vice President and General Counsel (2002-present)

Charitable Work and Community Involvement

Children’s Hospital of Pittsburgh Foundation

•  Board Member

Board of Trustees of Children’s Hospital of Pittsburgh

•  Member

Board of Visitors of UPMC Health System

•  Member

Director Qualifications

Ms. Dively’s unique legal background and experience with respect to challenges being confronted by the financial services industry, especially with respect to emerging risk management issues, such as business technology and cybersecurity, and the attendant regulatory environment, make her particularly suited to assist F.N.B. and its Board and Risk Committee in its oversight responsibilities of these critical matters. Ms. Dively is currently in the process of obtaining a Certificate in Cybersecurity Oversight, issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University. Ms. Dively anticipates that she will receive the certification in 2021. In addition, Mrs. Dively also brings significant international experience in opening and maintaining operations around the world including in Europe, Africa, Asia, Australia, South America and the Middle East. Ms. Dively will help the Board, our Audit, Risk and Credit Risk and CRA Committees remain diligent and proactive with evolving technology and cybersecurity issues, as well as the legal issues related to these matters.

ROBERT A. HORMELL Committees: • Compensation • Nominating and Corporate Governance	Director Since: 2015 Age: 74

Professional Experience

Retired CEO/CFO

SEDA Council of Governments, public development organization serving 11 Central Pennsylvania counties

•  Chief Operating Officer/Chief Financial Officer

Charitable Work and Community Involvement

Presbyterian Senior Living Services Corporation

•  Chair

Presbyterian Senior Living Investment Corporation

•  Board Member

Faith Affordable Housing Corporation (Cape Coral, FL)

•  Board Member

SEDA-COG Joint Rail Authority

•  Board Member

Warrior Run Community Corporation, encourages communication and cooperation between six municipalities within the Warrior Run School District

•  Board Member

Warrior Run Education Foundation, foundation supporting educational improvements in the Warrior Run School District

•  Special Advisor to the Chairman

•  School Board Member

Director Qualifications

Mr. Hormell offers the Corporation a unique background, which includes previous financial institution board service and community and governmental advisory experience. Mr. Hormell’s key governmental, community and civic contacts have been important to F.N.B.’s efforts to identify the needs of and to serve various communities within its markets. In addition, Mr. Hormell serves as an advocate on issues related to senior housing and medical care and has a fundamental understanding of challenges attendant to economic and regional development within Pennsylvania. Mr. Hormell’s background positions him to make significant contributions to the continued success of F.N.B., particularly within the Central Pennsylvania communities in which the Corporation’s principal subsidiary, FNBPA, operates. Mr. Hormell’s extensive network of community and governmental leaders, coupled with his problem-solving skills qualifies him for service on our Board, our Nominating and Corporate Governance Committee and Compensation Committee.

2021 Proxy Statement 13

Proposal 1. Election of Our Board of Directors

DAVID J. MALONE Committees: • Audit • Compensation (Chair)	Director Since: 2005 Age: 66

Professional Experience

Gateway Financial Group, Inc., financial services group

•  Chairman and CEO (2005-present)

Highmark, Inc., health insurer

•  Board Member and Compensation Committee Member

Allegheny Health Network, non-profit, eight hospital academic medical system in Western Pennsylvania

•  Board Member

Charitable Work and Community Involvement

Allegheny Conference on Community Development

•  Board Member, Executive Committee Member, Personnel & Compensation Committee Member, and Workplace Committee Chair

Robert Morris University Board of Trustees

•  Trustee, Executive, Finance and Governance Committee Member

United Way, Board of Trustees

•  Trustee, Governance and Executive Committee Chair

Strategic Investment Fund

•  Chair

Pittsburgh Foundation

•  Investment Committee Member

Pittsburgh Penguins Foundation

•  Board Member

Director Qualifications

Mr. Malone’s experience as CEO of a financial services firm, which specializes in providing financial and insurance advice to businesses and high net worth individuals, and his board position with a major health care provider provide him with the requisite background and appropriate perspective for assisting our Board with confronting challenges and issues attendant to a financial services organization operating in a heavily regulated industry. Mr. Malone’s experience in the financial sector and his diverse board experience, along with his demonstrated community involvement, qualify him for our Board, specifically for our Audit Committee and to lead our Compensation Committee.

FRANK C. MENCINI Committees: • Audit (Chair) • Executive • Nominating and Corporate Governance • Risk	Director Since: 2016 Age: 56

Professional Experience

Inova Medical Group (Inova Health System), non-profit health organization in Northern Virginia

•  Chief Financial Officer (2017-present)

Mencini Healthcare Associates, health care consulting firm

•  President and CEO (2002-present)

Arthur Andersen

•  Partner (1988-2002)

Charitable Work and Community Involvement

Inova Loudoun Hospital

•  Various fundraising and finance volunteer positions

Loudon County Public Schools

•  Volunteer classroom reader and fundraising assistance

Broadlands Community

•  Fundraising and social event assistance

Special Olympics

•  Volunteer and supporter — D.C. Metro Area

Director Qualifications

As an experienced certified public accountant (CPA) who possesses high-level audit, regulatory compliance, technology and business consulting experience, coupled with significant experience growing and leading a successful entrepreneurial business enterprise, including developing strategies to grow customers and profits, Mr. Mencini has a unique understanding of the challenges and issues confronting our shareholders. His deep and varied public accounting experience, and his background in internal controls and regulatory compliance matters, are extremely valuable to F.N.B. in view of our Company’s complex operations. Likewise, Mr. Mencini’s in-depth experience with providing direction to heavily-regulated financial services and healthcare firms relative to assessing data and cybersecurity risks and developing effective response and remediation plans, enable him to offer our Board knowledgeable and strategic insight regarding the dynamic and ever-increasing focus with respect to fraud, technology, cybersecurity, operational and client development issues. Mr. Mencini is a key resource for F.N.B. in overseeing and providing counsel on critical risk management, audit and Board governance matters.

14 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

DAVID L. MOTLEY Committees: • Compensation • Credit Risk and CRA • Risk	Director Since: 2013 Age: 62

Professional Experience

BlueTree Venture Fund, venture fund focused on early-stage life science and IT-related opportunities at the Series B stage of funding

•  General Partner (2014-present)

DDRC327, real estate development company

•  General Partner (2016-present)

MCAPS, LLC, professional services company providing construction management and IT capabilities and services

•  CEO, President (2017-present)

Public Company Experience

Koppers, global wood treatment solutions company

•  Board Member (2018-present)

Deep Lake Capital Acquisition Corporation, a special purpose acquisition company

•  Board Member (2021-present)

II-VI, Inc., manufacturer of optical materials and semiconductors

•  Board Member (2021-present)

Private Company Experience

Armada Supply Chain Management, creates innovative, fully integrated supply chain solutions

•  Board Member (2017-present)

ALung, Inc., a leading developer of advanced medical devices for treating respiratory failure

•  Board Member (2016-present)

Forest Devices, Inc, a medical device startup creating the first objective, electronically determined test for stroke for use by EMS

•  Board Member (2017-present)

Charitable Work and Community Involvement

Pittsburgh Gateways Corporation, community-based economic development group

•  Board Member

African American Public Company Leadership Forum

•  Founder

University of Pittsburgh Swanson School of Engineering

•  Advisory Board Member

Inner City Junior Tennis Program

•  Executive Director

Director Qualifications

With over three decades of working and consulting with corporate and business leaders regarding strategic development, implementation and advising executives for more than 40 businesses in the U.S. across multiple industry sectors, Mr. Motley is especially qualified to serve as a key resource for the Corporation’s strategic planning processes and executive leadership development. Moreover, since the previous 10 years of Mr. Motley’s career have been spent in the heavily regulated life sciences sector, he is specially positioned to be sensitive to the heightened financial services regulatory environment that F.N.B. must navigate in order to succeed. Mr. Motley is involved in developing and participating in various forums and programs designed to promote African American public company board members and C-suite leadership positions, as well as providing unique insight into F.N.B.’s diversity and inclusion initiatives. Mr. Motley’s public company board experience enables him to offer unique insight on governance and risk management processes. Mr. Motley’s background and experience enables him to make significant contributions to our Board, Compensation Committee, Credit Risk and CRA Committee and Risk Committee.

HEIDI A. NICHOLAS Committees: • Audit • Executive • Risk (Chair)	Director Since: 2015 Age: 66

Professional Experience

Nicholas Enterprises, firm that engages in the development and management of commercial and multi-tenant residential real estate in Central Pennsylvania

•  Principal (2001-present)

Charitable Work and Community Involvement

Central Pennsylvania Festival of the Arts, a five-day visual and performing arts festival

•  Board Member

Penn State University — Hospitality Real Estate Strategy Group, conducts teaching, research and outreach in real estate and strategy in the hotel industry

•  Advisor

Palmer Art Museum Advisory Board, art museum of Pennsylvania State University

•  Board Member (2020-Present)

Director Qualifications

Ms. Nicholas’ investment in, and management of, a large, complex commercial and multi-family residential portfolio and her deep familiarity with the real estate industry, coupled with her significant and comprehensive finance and complex transaction experience, afford her the necessary background to be an important contributor to our Board. Her experience enables her to have a firm understanding of the critical issues and challenges facing F.N.B. and has been valuable in her roles on the Audit Committee, Executive Committee and as Chair of the Risk Committee.

2021 Proxy Statement 15

Proposal 1. Election of Our Board of Directors

JOHN S. STANIK Committees: • Credit Risk and CRA • Risk	Director Since: 2013 Age: 67

Professional Experience

Retired CEO

Ampco-Pittsburgh Corporation, publicly held international company, specializing in manufacturing forged and cast rolls for the metals industry and other specialty industrial equipment

•  CEO and Director (2015-2018)

Calgon Carbon Corporation, publicly-held environmental products and services company

•  CEO, President and Director (2003-2012)

•  Chairman (2007-2012)

Huber Engineered Chemicals, privately-held industrial chemicals manufacturing company

•  Director (2012-present)

Charitable Work and Community Involvement

Greater Pittsburgh American Heart Association

•  Volunteer

Fair Oaks Foundation, foundation supporting botanical gardens, zoos, food banks and community centers and organizations involved with orchestras, higher education, animal welfare and human services

•  Board Member

Director Qualifications

Mr. Stanik’s extensive CEO, C-suite and board experience with public companies operating in very competitive industries enables him to offer the Corporation and its Board a unique combination of leadership, strategic, business planning and risk management skills, as well as a critical perspective on investor expectations. Moreover, Mr. Stanik’s prior experience as a public company CEO and director adds further benefit to the Board and its Credit Risk and CRA and Risk Committees in view of his extensive experience with investors, risk management, executive compensation and financial disclosures, as well as his full understanding of strategic considerations attendant to the Corporation’s expanding business growth opportunities and investment thesis.

WILLIAM J. STRIMBU Committees: • Compensation • Credit Risk and CRA (Chair) • Executive • Nominating and Corporate Governance	Director Since: 1995 Age: 60

Professional Experience

Nick Strimbu, Inc., trucking company with common carrier authority

•  President (1982-present)

Charitable Work and Community Involvement

Teamsters Local 261 and Employers Welfare Fund, health consortium in Western Pennsylvania and Eastern Ohio with approximately 5,000 constituents

•  Trustee

Christian H. Buhl Legacy Trust

•  Board Member

Community Foundation of Western Pennsylvania and Eastern Ohio

•  Vice President, Board Member of Multiple Affiliates

Shenango Valley Foundation

•  Board Member

Strimbu Memorial Fund

•  Board Member and Executive Committee Member

Director Qualifications

Mr. Strimbu’s long-term executive and leadership experience in regional transportation, health care and philanthropic entities provide him a valuable perspective from which to contribute to our Board. We believe that Mr. Strimbu’s executive, operational, economic development, philanthropic and financial experience qualifies him to serve as a member of our Board, as Chair of the Credit Risk and CRA Committee and as a member of our Compensation, Executive, and Nominating and Corporate Governance Committees.

16 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Director-Nominee Profile and Director Skill Matrix

As demonstrated by the Director-Nominee Profile highlights below (excluding our Independent Lead Director from the age and tenure figures and excluding our non-independent Chairman/CEO from the independence percentage), we have a well-balanced Board composition, which is a product of our careful Board succession planning and refreshment processes.

2021 Proxy Statement 17

Proposal 1. Election of Our Board of Directors

Our Nominating and Corporate Governance Committee and our Board have identified the skills, experience and background criteria highlighted below as key necessary qualifications criteria and attributes that enable our Board to effectively discharge its oversight and fiduciary responsibilities. Moreover, in evaluating the background, skills and experience of our director-nominees, both our Nominating and Corporate Governance Committee and our Board understand that certain intangible qualities and attributes, such as each nominee’s commitment to shareholder interests, leadership skills, temperament and judgment, ability to challenge management, integrity and understanding of F.N.B.’s values and culture are critical to an effectively functioning Board. The F.N.B. Corporation Director Skill Matrix (Director Skill Matrix) below highlights that the collective expertise, experience and skills of our directors are aligned with F.N.B.’s strategy, risks and shareholder interests.

Director Skill Matrix

9

Accounting / Auditing. Understanding of financial institution audit processes, controls and financial statements.

9

Financial Services Experience. Possesses a fundamental understanding of financial institution business and operations, along with an understanding of the challenges that the industry faces.

9

Business. Has experience across various business lines and business developments that our Company maintains.

7

Legal / Regulatory / Government. Understanding of the heavily-regulated environment in which we operate, in addition to the role that the various regulatory agencies play in our industry.

6

Environmental, Social, Governance. Experience with the development and oversight of an effective corporate responsibility strategy.

6

Human Capital Management and Succession Planning. Can provide insight on how our Company can develop and retain talent, as well as oversee the succession planning of both our Board and management.

7

Public Company Board Service and Corporate Governance. Current or prior experience serving on a public company board or counseling such boards on governance and fiduciary matters.

10

Risk Management. Possesses the ability to understand, identify and oversee the various types of risk which challenge financial institutions.

4

Cybersecurity / Technology(3). Meaningful understanding of the critical aspects of financial institution technology and the challenges posed by the myriad of cybersecurity risks.

12

Strategic Planning. Possesses experience with oversight of our strategic plan development, implementation and execution.

(3)

Two of our directors are currently in the process of obtaining a Certificate in Cybersecurity Oversight, issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University.

18 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Criteria and Considerations for Recommending Director-Nominees

The Nominating and Corporate Governance Committee assists the Board with reviewing and evaluating individuals qualified to become F.N.B. Board members. The committee’s evaluative process entails consideration of our Board-approved director qualification criteria set forth in our F.N.B. Corporation Corporate Governance Guidelines (see Key Corporate Governance Documents), application of our Director Skill Matrix (see Current Directors and Nominees for Election at Our Annual Meeting) and the Board Composition Criteria described below for purposes of making its determinations relative to recommending nominees for directors at Annual Meetings and filling vacancies on the Board. Directors chosen to fill vacancies will hold office for a term expiring at the end of the next Annual Meeting.

The Nominating and Corporate Governance Committee will evaluate all candidates suggested by the Board Chair, other directors or third-party search firms, which the Company may retain from time to time to help identify potential new director candidates, or a person recommended by a shareholder for nomination as a director in the same manner. For information on recommending a candidate for nomination as a director, see Shareholder Proposals and Nominations for the 2021 Annual Meeting.

The Board and Nominating and Corporate Governance Committee have concluded that each of our incumbent directors should be recommended for re-nomination as a director. Each of the nominees for election as a director was elected as a director at our 2020 Annual Meeting. Our Board believes that each of the nominees continue to meet the criteria described above with high levels of professionalism, leadership, independence and a dedicated commitment to F.N.B. shareholder and other stakeholders’ interests. Moreover, our Board believes that, individually and collectively, the nominees possess the necessary corporate values, commitment to ethical conduct, diversity, depth and breadth of experience that enable them to oversee management of the Company as an effective and engaged Board. No director or nominee has a family relationship to any other director-nominee for director or executive officer.

Board Composition Criteria

Shareholders’ Interests Paramount

The individual’s strong commitment to the diligent pursuit of shareholders’ long-term best interests, as well as their understanding of their fiduciary obligations to our shareholders, including their adherence to the Investor Stewardship Group Principles (see Corporate Governance - Principles).

Professional Background and Experience	The individual’s specific experience, background and education, as they pertain to the Director Skill Matrix under Current Directors and Nominees for Election at Our Annual Meeting.

Leadership Roles

The individual’s sustained record of substantial accomplishments and leadership in executive, C-suite, senior-level management, entrepreneurship and/or policy-making positions in finance, law, business, government, education, technology or not-for-profit enterprises, as well as public company board experience and prior F.N.B. board experience.

Judgment and Gravitas

The individual’s seriousness of purpose in evaluating complex business issues, willingness to confront challenging circumstances and ability to exhibit sound judgments including, when necessary, constructively challenging management’s recommendations and actions.

Diversity

The individual’s contribution to the diversity of the Board including differences of viewpoints, professional experience, education, skills and demographics considerations, such as race, gender and ethnicity, as well as the variety of personal attributes and life experiences that contribute to the Board’s collective strength and perspective.

Character and Integrity

The individual’s commitment to ethical conduct, with character and integrity, along with the requisite interpersonal skills to work with other directors on our Board and executive management in ways that are effective and beneficial to the interests of the Company and its shareholders, employees, customers and communities.

Time	The individual’s willingness and ability to commit the necessary time and effort required for effective service on our Board and committees.

Independence

The individual’s qualifications as “independent” under the NYSE and F.N.B.’s stringent categorical standards and their freedom from conflicts of interest that could interfere with their duties as a director, including outside board service and other affiliations for actual or perceived conflicts of interest.

Understands F.N.B.’s Corporate Culture and Values

The individual’s ability to effectively represent F.N.B. core values in the communities in which the Company operates, including adherence to Board and Company policies, including F.N.B.’s Code of Conduct and policies concerning F.N.B. stock ownership and continuing education requirements.

2021 Proxy Statement 19

Corporate Governance

CORPORATE GOVERNANCE

Principles

The foundation of our corporate governance principles is our commitment to our shareholders, customers, employees, communities and other stakeholders based on the fundamental principles of fairness, transparency, integrity, diversity and accountability. Our corporate governance standards are highlighted in our Corporate Governance Guidelines (see Key Corporate Governance Documents), which are reviewed and, if required, updated annually by our Board. These guidelines are designed to adhere to regulatory requirements, including the NYSE corporate governance listing standards, SEC governance standards, other widely accepted “best” practices promoted by proxy advisory firms, institutional investors and national organizations dedicated to promoting sound governance practices, and, most notably, are modeled after the globally recognized “best practice” corporate governance framework established by the Investor Stewardship Group (ISG) for U.S. listed companies. The information below highlights the complete alignment of our corporate governance practices with the ISG standards (Note: references below to F.N.B. governance policies, guidelines and charters may be accessed by clicking on the weblinks found in the section of this Proxy Statement titled Key Corporate Governance Documents):

ISG Principle 1: Boards are accountable to Shareholders.

Maintain a Declassified Board	• The full Board of Directors is elected annually.

Directors Committed to their Board Responsibilities and to Shareholders

•  Directors will attend all shareholder and Board meetings and those committee meetings of which they are a member, and at a minimum, at least 75 percent of Board and committee meetings in the aggregate.

•  As a collective group our director-nominees attended 99 percent of all our Board and committee meetings in the aggregate in 2020 and all our directors attended our 2020 Annual Meeting.

Shareholder Right to Call Special Meeting and to Act by Written Consent	• A special meeting of shareholders may be called by the consent of shareholders holding at least 25 percent of the outstanding shares of our common stock.

Shareholder Access to Board	• Shareholders may communicate directly with our Board or any Board Committee or any individual director (see section of this Proxy Statement titled Communications with Our Board).

Anti-Hedging Policy

•  Directors, executive officers and other employees of F.N.B. are prohibited from engaging in pledging and hedging strategies involving F.N.B. stock and other derivative securities transactions based on the value of F.N.B. common stock.

ISG Principle 2: Shareholders should be entitled to voting rights in proportion to their economic interests.

One Share, One Vote Policy

•  Each shareholder of the Company entitled to vote on any matter at any meeting of shareholders is entitled to one vote for every share outstanding in such shareholder’s name on the record date for the meeting.

ISG Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

Active Shareholder Engagement Program

•  We met with more than 100 of our institutional shareholders for the purpose of discussing our financial performance, strategic and business plans, compensation practices, environmental, social and governance (ESG) topics and other topics of importance to them and reported these meetings to our Board.

•  For additional information regarding our 2020 shareholder engagement efforts, please see Active Engagement with Shareholders, Governance Enhancements Informed by Shareholders and Say-on-Pay and Investor Engagement in the Compensation Discussion and Analysis (CD&A) in this Proxy Statement.

20 F.N.B. Corporation

Corporate Governance

ISG Principle 4: Board should have a strong, independent leadership structure.

Independent Lead Director

•  Our Board has determined that our unified board structure is effectively counterbalanced by the fact that 100 percent of our directors, excluding our CEO, are independent under SEC and NYSE independence standards, as well as our strict adherence to a robust governance structure and our effective empowerment of our Independent Lead Director.

•  For a full description of our Independent Lead Director’s responsibility and authority, please see our Corporate Governance Guidelines.

Overwhelmingly Independent Board and Board Committees Composed of Independent Directors

•  Excluding our CEO, 100 percent of our Board is independent.

•  Each of our Standing Committees and the FNBPA Credit Risk and CRA Committee conduct regular meetings during the year and are composed entirely of independent directors.

ISG Principle 5: Boards should adopt structures and practices that enhance their effectiveness.

Detailed Board Composition Criteria, Including the Director Skill Matrix

•  Our Director Skill Matrix is used by the Nominating and Corporate Governance Committee to assess each of our director nominees in connection with the nomination of prospective director candidates for election at our 2021 Annual Meeting.

Strive for Board Diversity and Broad Range of Perspectives and Backgrounds

•  Diverse Board. Presently, 33 percent of our Board and 25 percent of the F.N.B Standing Committee Chair positions are composed of minority and/or women directors.

•  Practices Designed to Promote a Diverse Board. Our Corporate Governance Guidelines and our Nominating and Corporate Governance Committee’s practices provide that we shall consider diversity, among other important factors, in connection with identifying and recruiting prospective director candidates and in connection with Board composition determinations and Board succession planning.

•  Values the Benefits of a Diverse Board. In addition to skills and experience, we believe that a Board composed of a mix of diverse backgrounds, including gender, age, race and ethnicity, creates a diversity of perspectives among the Board and thereby supports a more nuanced and broader scope consideration of Company strategies and opportunities, and, ultimately, results in a more productive Board. In 2017 and 2018, F.N.B. was the lead sponsor of the African American Directors Forum which drew participation from public company board leaders across the U.S. for the purpose of measurably improving diverse, and particularly African American representations on public company boards of directors. F.N.B. continues to financially support the efforts of the African American Directors Forum as well as other initiatives designed to support and promote diversity within U.S. companies, and as is more fully described in our 2021 Corporate Responsibility Report, is committed to furthering economic opportunity for our historically underserved communities.

Proactive Board Oversight of Board, CEO and Executive Management Succession Planning Process

•  Succession planning is a priority for the Board and our senior management, with the goal of ensuring a strong pipeline of leaders for the future, and the Board annually reviews the Board and management succession plans.

•  For additional, detailed information, please see the section of this Proxy Statement titled Succession Planning — Board, CEO and Management.

2021 Proxy Statement 21

Corporate Governance

Combined Chair/CEO Structure

•  The advantage of the combined Chair/CEO position is a better Board-level understanding of the daily and long-term inherent critical regulatory risk, business and financial risks associated with the operation of our business, and eliminating confusion by ensuring that the Company has a clear single public “face” for our shareholders, customers, employees, regulators, analysts and other key stakeholders.

•  Our Independent Lead Director possesses the necessary authority to facilitate independent board oversight of management and serves as an effective counterbalance under a unified board structure.

•  Many other financial institutions recognize the value of, and effectively utilize, a similar board structure with a combined Chair/CEO, coupled with an Independent Lead Director.

Board Retirement Policy	• Our directors are required to retire at age 75(4).

Limit Service on Other Public Company Boards and Audit Committees

•  No Board member may serve on more than three other public company boards.

•  Our Board policy provides that Audit Committee members cannot serve on the audit committees of more than two public companies at the same time.

Conduct Annual Board Self-Assessment Evaluations.	• The Board and its committees conduct rigorous annual self-evaluations. The results are reported to the Board and committees and are a consideration in the director re-nomination process.

Conduct Executive Sessions of Directors	• Our Board conducted four executive sessions in 2020 (two attended only by independent directors), all presided over by our Independent Lead Director.

Comprehensive Board Orientation and Continuing Director Education Program

•  The F.N.B. Director orientation and education program includes an annual extensive internal training curriculum designed to provide education about insider trading, fiduciary standards, our Code of Conduct requirements, other critical regulatory compliance matters, a stipend to incentivize participation in local, regional and national director educational conferences, director onboarding and mentoring programs and periodic management presentations to the Board on business, regulatory, cybersecurity and other topics related to current industry issues.

Board Oversight of Corporate Responsibility and ESG Matters

•  Our commitment to identifying corporate responsibility best practices is an essential part of our culture and corporate values. Our commitment to ESG begins with our Board Chairman and CEO and our Nominating and Corporate Governance Committee has oversight of the Company’s corporate ESG strategies.

•  F.N.B. publishes an annual Corporate Responsibility Report which provides, among other highlights, an overview of our commitment to the environment, overall community well-being, diversity, equity and inclusion initiatives, and socially responsible Company endeavors (please see our 2021 Corporate Responsibility Report under Resources).

•  To view F.N.B.’s 2020 public announcements, including those concerning our COVID-19 response and social equality, as well as other significant initiatives and contributions benefiting our customers, employees and communities, please visit the Press Releases section of our Newsroom at fnbcorporation.com.

(4)

Our board has “grandfathered” our Independent Lead Director, William B. Campbell, who has served on our Board since 1975 (shortly after F.N.B. was organized in 1974). In its decision to grandfather Director Campbell, the Board took into account the considerable benefits that Director Campbell’s Board tenure offers to us, including his indispensable historical perspective, experience and institutional knowledge as a Board member regarding significant prior U.S. economic and banking crises and the recurring challenges that confront financial institution boards. Moreover, Director Campbell’s dedicated commitment and proactive engagement has enabled him to exercise his unique and effective leadership skills, which provide him the respect of his Board colleagues, and executive management, and the necessary gravitas to serve effectively as our Independent Lead Director. However, the Board’s succession planning process includes consideration for when Director Campbell retires.

22 F.N.B. Corporation

Corporate Governance

Board Access to Management and External Auditors or Counsel	• Our Board and committees have access to the Company officers, external auditors and legal counsel in order to discharge their fiduciary and legal duties and responsibilities.

Board Approves and Oversees the Company’s Long-Term Strategic Plan	• Our Board engages with management and oversees significant business plans and risk management strategies. In 2020, the Board reviewed and approved F.N.B.’s 2020-2023 Strategic Plan.

ISG Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

Maintain Stock Ownership Requirement

•  Our Board has implemented stock ownership policies for our Board, Section 16 officers, NEOs and other members of senior management which are designed to ensure that their interests are meaningfully aligned with shareholders’ interests, as is more fully detailed in our Corporate Governance Guidelines.

Annual Say-on-Pay Advisory Vote

•  Per our Board recommendation, our shareholders approved continuing to hold our advisory Say-on-Pay vote on an annual basis. In 2020, 92 percent of our shareholders voted in favor of our compensation practices. As a result, the Compensation Committee and the Board are again submitting for the vote of shareholders an advisory resolution to annually approve the compensation of our NEOs.

Properly Align Executive Compensation and Use of an Independent Compensation Consultant

•  As discussed more fully in the CD&A of this proxy statement, our Compensation Committee consults with an independent compensation consulting firm, whose independence is annually reviewed and evaluated to assess whether it possesses the necessary experience of consulting with other public companies, particularly those in the financial services industry, for the purpose of developing appropriate policies and practices to align executive compensation with shareholder interests and to avoid inappropriate risk.

•  We annually engage with our shareholders regarding our executive compensation practices.

•  A majority of the incentive compensation opportunities available to key executives are not guaranteed, since they are tied to Company performance and aligned with shareholder interests.

•  For additional information regarding how our incentive structures are aligned with our long-term strategy and our shareholders’ interests, see Compensation Governance and Risk Management in our CD&A.

Incentive Plans that Do Not Encourage Excessive Risk-Taking

•  We annually conduct risk assessments of each of our compensation plans, which the Compensation Committee reviews with our Chief Risk Officer to ensure our various compensation programs do not encourage excessive risk-taking or otherwise pose material harm to our customers or our financial condition.

2021 Proxy Statement 23

Corporate Governance

Board Committees

Our principal Board committees serve as joint committees for both the Corporation and FNBPA and consist of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Committee (collectively, the Standing Committees). The Board has determined that all directors who served as members of the Standing Committees (including their Chairs) during 2020 are independent under the applicable NYSE standards and SEC rules and otherwise meet the specific eligibility requirements for these committees. The Corporation also has an Executive Committee. Each member of the Executive Committee has been determined by our Board to be independent except for Mr. Delie (current CEO). FNBPA has a Credit Risk and CRA Committee. Each member of FNBPA’s Credit Risk and CRA Committee has been determined by our Board to be independent. The composition of the Credit Risk and CRA Committee is consistent with federal bank regulatory standards. Board Chairman Delie is an ex officio member of the Credit Risk and CRA Committee. We identify the current members and chairs of our Board and FNBPA committees in the table titled Current Directors and Nominees for Election at Our Annual Meeting.

Audit Committee (met 10 times in 2020)

•  Responsible primarily for selecting and overseeing the services performed by our independent registered public accounting firm and Internal Audit Department (Internal Audit), evaluating our accounting policies and system of internal controls and reviewing significant financial transactions and compliance matters.

• Approve all audit services and permitted non-audit services, as well as all engagement fees and terms related thereto.

•  The Board has determined that each member of the Audit Committee qualifies as “financially literate,” and each of these Audit Committee members also qualifies as an “audit committee financial expert” as defined by the SEC. The determination that each of the Audit Committee members qualifies as an “audit committee financial expert” included an evaluation of each person’s qualifications and other relevant experience under applicable SEC rules and definitions, including consideration of each person’s work, financial, business and professional experience and educational background. Each Audit Committee member also meets the additional criteria for independence of audit committee members set forth under the SEC rules, NYSE listing standards, F.N.B. categorical independence standards and the applicable federal bank regulatory requirements.

Compensation Committee (met 7 times in 2020)

•  Responsible primarily for structuring, reviewing and monitoring the compensation arrangements for our executive officers, including the CEO, administering our equity compensation plans and reviewing and approving the compensation of the Board.

•  Provide a compensation structure that is aligned with strong financial performance and shareholder interests. Works directly with our independent consultant to achieve the Committee’s objectives.

•  For a description of the Compensation Committee’s processes and procedures, including the roles of our executive officers and our independent compensation consultant in the Compensation Committee’s decision-making process, we refer you to Executive Compensation and Other Proxy Disclosure.

•  The Board has affirmatively determined that each member of the Compensation Committee qualifies under the NYSE, F.N.B. categorical and Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) compensation committee “independence” rules.

24 F.N.B. Corporation

Corporate Governance

Credit Risk and CRA Committee (met 7 times in 2020)	• Oversee the credit and lending strategies and objectives of FNBPA, including:
• Credit risk management and strategies, including approval of internal credit policies and establishment of loan portfolio concentration limits;
• Review of the quality and performance of the Bank’s loan portfolio;
• Approval of intercompany loans subject to Regulation W and loans to Bank “insiders” (as defined under Regulation O) in accordance with applicable regulatory requirements; and

•  Oversight of the Bank’s Community Reinvestment Act (CRA) responsibilities, including the monitoring of FNBPA’s community lending and investment activities relative to CRA and federal fair lending laws and regulations, our CRA Policy, and our community development activities and collaborations with national, regional and local community development organizations.

• Oversee of our affirmative credit programs and fair lending matters.

Nominating and Corporate Governance Committee (met 6 times in 2020)

•  Review and recommends to the Board governance policies, practices and processes.

•  Lead our process to develop standards concerning the qualifications and composition of our Board and conducts succession planning for our Board.

•  Recommend director candidates to stand for election to our Board and seeks to promote the best interests of the Company and its shareholders through implementation of prudent and sound corporate governance principles and practices, including oversight of the Company’s corporate responsibility strategies.

•  Conduct annual Board self-assessment process, evaluates results and reports results to the Board.

•  Oversee the Company’s ESG strategies and reporting.

Risk Committee (met 4 times in 2020)

•  Assist the Board with review and oversight attendant to Company management of its enterprise-wide risk program (see discussion under Oversight of Risk), including establishing, in consultation with the Chief Risk Officer and senior management, an appropriate risk management framework and acceptable risk tolerance levels for the Company and reporting this information to the Board.

Executive Committee (did not meet in 2020)

•  Assist the Board by offering an efficient means of considering matters and issues requiring immediate attention during intervals between regular meetings of our Board or considering specific responsibilities which may be delegated to it from time to time by the Board.

2021 Proxy Statement 25

Corporate Governance

Succession Planning Board, CEO and Management

Board Succession and Refreshment

Our Nominating and Corporate Governance Committee is responsible for leading, in collaboration with our Independent Lead Director and Board Chair, our Board succession and refreshment processes. Our Board’s succession plan and refreshment practices are the culmination of a thoughtful and methodical process that is carried on throughout the year. The chart below describes in detail our Board succession planning process objectives and the ways in which those objectives are met throughout the year.

26 F.N.B. Corporation

Corporate Governance

Management and Employee Succession and Refreshment

The CEO, in collaboration with his executive management team, regularly reviews the management and employee succession plan for our Chairman/CEO,

key executives, senior management and other employee positions and periodically consults with the Board, which includes formal presentations to both groups regarding the management succession plan.

Succession planning is a priority for the Board and our senior management, with the goal of ensuring a strong pipeline of leaders for the future. The chart below describes in detail our management and employee succession planning process objectives and the ways in which those objectives are met throughout the year:

For additional, detailed information about our succession planning processes, as well as our human capital management program, please see our 2020 Form 10-K and our 2021 Corporate Responsibility Report (see Resources).

2021 Proxy Statement 27

Corporate Governance

Key Corporate Governance Documents

Our Board has adopted the following key corporate governance documents. You may view these, along with other important governance documents, at the links set forth below. The Company will provide copies of these documents, without charge, to any person upon written request sent to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

F.N.B. - FNBPA Audit Committee Charter

•  The charter governs the operations of the joint F.N.B. - FNBPA Audit Committee and is reviewed on an annual basis, with any changes being recommended and approved by the Board of Directors.

•  You may view the Audit Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/audit-committee-charter-final-101718.pdf

F.N.B. - FNBPA Compensation Committee Charter

•  The charter governs the operations of the joint F.N.B. - FNBPA Compensation Committee and is reviewed on an annual basis, with any changes being recommended and approved by the Board of Directors.

•  You may view the Compensation Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/compensation-committee-charter-121620.pdf

FNBPA Credit Risk and CRA Committee Charter

•  The charter governs the operations of the FNBPA Credit Risk and CRA Committee and is reviewed on an annual basis, with any changes being recommended and approved by the FNBPA Board of Directors.

•  You may view the Credit Risk & CRA Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/credit-risk-and-cra-committee-charter-121620.pdf

F.N.B. - FNBPA Executive Committee Charter

•  The charter governs the operations of the joint F.N.B. - FNBPA Executive Committee and is reviewed on an annual basis, with any changes being recommended and approved by the Board of Directors.

•  You may view the Executive Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/executive-committee-charter-171019.pdf

F.N.B. - FNBPA Nominating and Corporate Governance Committee Charter

•  The charter governs the operations of the joint F.N.B. - FNBPA Nominating and Corporate Governance Committee and is reviewed on an annual basis, with any changes being recommended and approved by the Board of Directors.

•  You may view the Nominating and Corporate Governance Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/nominating-and-corporate-governance-charter-101619.pdf

F.N.B. - FNBPA Risk Committee Charter

•  The charter governs the operations of the joint F.N.B. - FNBPA Risk Committee and is reviewed on an annual basis, with any changes being recommended and approved by the Board of Directors.

•  You may view the Risk Committee Charter on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/risk-committee-charter-121819.pdf

28 F.N.B. Corporation

Corporate Governance

F.N.B. Corporation Corporate Governance Guidelines (Corporate Governance Guidelines)

•  The Corporate Governance Guidelines establish a framework for the governance of the Board and the management of our Company.

•  The Company will disclose any changes in its Corporate Governance Guidelines by posting the revised Guidelines or other related information on its website.

•  You may view the Corporate Governance Guidelines on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/corporate-governance-guidelines-102120.pdf

F.N.B. Code of Conduct (Code of Conduct)

•  The Code of Conduct applies to all Company directors and employees, including its principal executive officer, principal financial officer and principal accounting officer.

•  The Code of Conduct reflects F.N.B.’s policy of responsible and ethical business practices and states that the Company’s reputation for integrity depends on the conduct of its representatives.

•  The Company annually requires all directors and employees to certify that they understand their responsibilities under the Code of Conduct.

•  The Company’s directors and employees are required to participate in annual training relative to the standards set forth in the Code of Conduct.

•  The Company will disclose any changes in or waivers from its Code of Conduct by posting the revised Code or other related information on its website.

•  You may view the Code of Conduct on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/code-of-conduct-180919.pdf

F.N.B. Code of Ethics for Senior Executives and Financial Managers (Code of Ethics)

•  The Code of Ethics applies to the Company’s senior officers and employees.

•  The Code of Ethics advocates for, among other things, honest behavior and integrity, compliance with statutes, rules and regulations of any federal, state and local government that are applicable to the Company’s operations and acting in order to maintain the Company’s reputation.

•  The Company’s directors and employees are required to participate in annual training relative to the standards set forth in the Code of Ethics.

•  The Company will disclose any changes in or waivers from its Code of Ethics by posting the revised Code or other related information on its website.

•  You may view the Code of Ethics on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/code-ethics.pdf

F.N.B. Corporation Policy with Respect to Related Person Transactions (Related Persons Transactions Policy)

•  This policy sets forth the procedures with respect to the review and approval of all transactions involving the Company and a related person.

•  You may view the Related Persons Transactions Policy on our website at: https://www.fnb-online.com/-/media/fnbonline/files/feature/pagecontent/au/corporate-governance/policy-respect-180118.pdf

2021 Proxy Statement 29

Corporate Governance

Oversight of Risk

Our Board recognizes that effective management of our Company requires identifying, understanding, and prudently and proactively managing risk attendant to our businesses and operations. Our Board oversees risk management through multiple layers of defense and receives reports regarding F.N.B.’s risk management processes, challenges and issues from our Audit, Risk and Credit Risk and CRA Committees (each of which is composed entirely of independent directors who qualify under the requirements of the SEC and NYSE), executive management, internal information security and compliance departments, and our Chief Risk Officer.

30 F.N.B. Corporation

Corporate Governance

We have established a complaint process with regard to the following matters:

COMPLAINT PROCEDURES

We also encourage active engagement among the different areas within the Company responsible for our risk management oversight. Since certain risk management issues and processes are considered by both our Audit and Risk Committees, our governance structure ensures that appropriate information and knowledge is disseminated between these two committees by having certain interlocking members of both committees, and providing these committees authority to conduct joint sessions to hear reports and discuss key risk management and audit matters affecting our Company.

2021 Proxy Statement 31

Corporate Governance

Each of our business areas is required to ensure that decisions relative to new business initiatives, products and services or material changes to our business model or operations conform to the Company’s Statement of Risk Appetite approved by our Board’s Risk Committee. Moreover, each of our various lines of business and operations and support areas include appropriate governance processes in considering the limits incorporated into our Risk Appetite Statement, including, but not limited to, policy, risk tolerance limits, key risk indicators, risk and control self-assessments, model validation, capital planning and stress testing and strategic planning.

We believe our comprehensive internal risk framework facilitates an appropriate level of risk oversight by our Risk Committee, including such critical features as:

•	Providing that risks are identified, monitored and reported properly;

•	Defining and measuring the type and amount of risk the Company is willing to take;

•	Communicating the type and amount of risk taken to the appropriate management level;

•	Promoting a strong risk management culture that encourages a focus on risk-adjusted performance; and

•

Maintaining a risk management organization that is independent of risk-taking activities. We incorporate both front-line risk-monitoring at the business level, and a second-line of defense consisting of monitoring oversight by our risk and compliance functions (which are independent of our business operations). In addition, we have an independent check of both of our first- and second-line risk management processes through our internal and external audit function.

32 F.N.B. Corporation

Corporate Governance

Our primary risk exposures, as well as our risk management framework and methodologies, are discussed more fully under Item 1A — Risk Factors (pages 22-35) and the Risk Management discussion (pages 77-78) in the Company’s 2020 Form 10-K. Also see Compensation Governance and Risk Management within the Compensation Committee Report for a discussion of risk assessment as it relates to our compensation program.

The Board believes that the Company’s enterprise-wide risk management process is effective since it includes the following material components: (i) enables the Board, Risk and Audit Committees, Chief Risk Officer and senior management to properly assess the quality of the information it receives and the adequacy of strategies deployed to manage various risk matters; (ii) enables the Board, the Audit and Risk Committees and senior management to monitor the risk management considerations concerning the Company’s businesses, regulatory and legal compliance, investments, financial performance, technology and operations, cybersecurity effectiveness, audit and accounting methods and practices, and strategic plan; (iii) enables the Board and the Audit, Credit Risk and CRA, and Risk Committees to oversee and assess how senior management evaluates risk; and (iv) provides the Board and its Audit, Credit Risk and CRA, and Risk Committees appropriate oversight perspective to assess the quality of the Company’s enterprise-wide risk management process.

2021 Proxy Statement 33

Corporate Governance

Shareholder Engagement

Our Company has an effective, robust engagement program with shareholders and other stakeholders on a wide range of topics throughout the year. Engagement and transparency with our shareholders help the Company gain useful feedback on these topics. Shareholder feedback also helps us to better tailor the public information we provide to our shareholders and other interested parties. Our engagement efforts in 2020 included:

In connection with its engagement with shareholders and other interested parties, management and the Board limit the discussions in accordance with the requirements of Federal Regulation FD.

34 F.N.B. Corporation

Corporate Governance

Enhancements Resulting From Shareholder Engagement

As part of our commitment to effective engagement with investors, our Board and management team evaluate and respond to the views communicated by our shareholders and proxy advisory firms, including vote results at our Annual Meeting. After considering input from shareholders, a recognized proxy advisory firm and other stakeholders, our Company has made enhancements to our 2021 Proxy Statement, including:

•

Additional detail describing our Board succession planning and refreshment processes, including considerations relative to our Board leadership positions and our Independent Lead Director (see section of Proxy Statement titled, Succession Planning — Board, CEO and Management).

•

Provided more detail in the proxy statement regarding our Board diversity (see Current Directors and Nominees for Election at our Annual Meeting and Criteria and Considerations for Recommending Director-Nominees), as well as our initiatives and strategies to continue to build a diverse workforce (see our 2021 Corporate Responsibility Report under Resources).

•	Continued to add metric-related data to our 2021 Corporate Responsibility Report.

•	Incorporated information regarding certain ESG-related financial and investment commitments in our 2021 Corporate Responsibility Report).

•	Discussed the Company’s COVID-19 response, as detailed in the information provided under Summary — 2020 COVID-19 Pandemic Response, as well as our 2021 Corporate Responsibility Report.

•	Explained our rationale for holding the 2020 F.N.B. Corporation Annual Meeting in a virtual format (COVID-19 health and safety considerations).

•	Disclosed our compensation considerations in view of the COVID-19 pandemic impact.

Also, see Say-on-Pay Support and Investor Engagement in our CD&A for our 2020 Say-on-Pay vote, which describes our compensation-related shareholder engagement discussions and the resulting disclosure enhancements we made in response to the shareholder discussions.

Director Independence

Applicable Standards for Determining Director Independence.

The NYSE listing standards require a majority of our directors and each member of our Audit, Compensation, and Nominating and Corporate Governance Committees to be independent (which can be found in the NYSE: Corporate Governance Guide at https://www.nyse.com/publicdocs/nyse/listing/NYSE_Corporate_Governance_Guide.pdf). In addition, our Corporate Governance Guidelines require a substantial majority of our directors to be independent. Our Board has adopted Director Independence Categorical Standards (Categorical Standards) which are contained in our Corporate Governance Guidelines (see Key Corporate Governance Documents), to assist it in determining each director’s independence. The Categorical Standards allow for the assessment of independence based upon the specified categories and types of transactions which conform to, or, in part, are more rigorous than, the independence requirements of the NYSE.

F.N.B. Director Independence Determinations.

In early 2021, the independent directors on our Board, in coordination with our Nominating and Corporate Governance Committee, evaluated the relevant relationships between each director/director-nominee (and his or her immediate family members and affiliates) and F.N.B. and its subsidiaries under the NYSE and F.N.B. categorical independence standards (collectively, F.N.B. Independence Standards) described more fully in our Corporate Governance Guidelines (see Key Corporate Governance Documents) and affirmatively determined that all our directors/director-nominees are independent, except for Mr. Delie, due to his position as CEO of our Company. Specifically, the following 11 of our 12 directors/director-nominees are independent under the F.N.B. Independence Standards: Ms. Bena, Mr. Campbell, Mr. Chiafullo, Ms. Dively, Mr. Hormell, Mr. Malone, Mr. Mencini, Mr. Motley, Ms. Nicholas, Mr. Stanik and Mr. Strimbu.

2021 Proxy Statement 35

Corporate Governance

In making their independence determination, the independent directors of our Board considered the F.N.B. Independence Standards relative to the ordinary course, non-preferential relationships that existed during the preceding three years, including those transactions reported under Related Person Transactions, and determined that none of the relationships constituted a material relationship between the director/director-nominee and our Company:

Relationship	Director Relationship in 2020

Material-Related Party Transactions with Directors.	• None

Family Relationships Among Directors and Executive Officers.	• None

Customer Relationships. Transactions with the Company and its affiliates are in the ordinary course and not preferential.	• None

Credit Relationships. Loans are not preferential and comply with the Federal Reserve’s Regulation O governing insider loan transactions.	• All credit transactions comply with the requirements of the Federal Reserve Board’s Regulation O.

Business/Law Firm Relationships. Exceeds the greater of $1,000,000 or 2 percent of annual revenue.	• None

Certain Charitable Contributions. Exceeds the greater of $250,000 or 2 percent of charitable organization’s total annual receipts.	• None

Related Persons Transactions

We have adopted a written policy formalizing the manner in which we review a proposed transaction involving the Company and any of our directors, any director-nominees, any executive officers, any 5 percent or greater shareholder or any immediate family member of the foregoing (related persons) because of the possibility of a conflict of interest. A related persons transaction is generally defined as a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company or any of its subsidiaries was, is or will be a participant, and the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest. A copy of the Related Persons Transactions Policy is posted on our website (see Key Corporate Governance Documents). Under our policy, all proposed related person transactions, except for (i) transactions generally available to all employees or shareholders of the Company, and (ii) compensatory transactions consistent with the plans, policies and decisions approved by the Company’s Board of Directors or Compensation Committee, must receive the prior approval of the Nominating and Corporate Governance Committee of our Board before we can take part in the transaction, and if such transaction continues for more than one year, the Nominating and Corporate Governance Committee and Board must annually approve the transaction.

In 2020, no Company directors, director nominees, executive officers, nor immediate family members of the foregoing persons nor any entity owned or controlled by the foregoing persons conducted any related persons transactions with the Company. BlackRock, Inc. (BlackRock), the Vanguard Group (Vanguard), Fuller & Thaler Asset Management, Inc., and Dimensional Fund Advisors LP indicated that they beneficially owned more than 5 percent of our outstanding shares of common stock (including through certain of their subsidiaries) as of December 31, 2020 (see Security Ownership of Certain Beneficial Owners). We may in the ordinary course of business engage in transactions with BlackRock and Vanguard mutual funds, including selling BlackRock and Vanguard investment products to our customers, placing our customer funds in BlackRock and/or Vanguard mutual and exchange traded funds, and using Vanguard funds as an investment vehicle for the F.N.B. 401(k) accounts.

36 F.N.B. Corporation

Corporate Governance

Communications with Our Board

Shareholders or other interested parties may send communications to our Board, the independent directors as a group, the Board Chairman, any committee chair, and/or any individual director, including our Independent Lead Director, by addressing such communications to the Board, c/o Corporate Secretary, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212. Our Corporate Secretary is

authorized to open and review any mail that is addressed to the Board or individual director(s) unless the envelope is marked “Confidential” or “Personal.” If so marked, it will be delivered, unopened, to the Chairman of the Board (addressed to the Board) or to the individual director addressee. If the Corporate Secretary opens an unmarked envelope which contains a magazine, solicitation or advertisement, the contents may be discarded.

2021 Proxy Statement 37

Stock Ownership

STOCK OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table sets forth certain information as of the March 5, 2021, record date with respect to beneficial ownershipa of our common stock by: (i) each director and nominee; (ii) each currently employed NEO listed in the table entitled, 2021 Summary Compensation Table under the section of this proxy statement entitled Executive Compensation and Other Proxy Disclosure; and (iii) all directors and executive officers as a group. As of the March 5, 2021, record date, we had 320,533,058 shares of common stock issued and outstanding. All persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned, otherwise we include a notation where the director or executive officer has shared voting or investment power with other persons.b

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Owned

Pamela A. Bena	43,466		*

William B. Campbell	103,403	(1)	*

James D. Chiafullo	94,317	(2)	*

Vincent J. Delie, Jr.#+	695,971		*

Mary Jo Dively	48,156		*

Robert A. Hormell	89,517		*

David J. Malone	107,792		*

Frank C. Mencini	62,785		*

David L. Motley	48,188		*

Heidi A. Nicholas	249,454	(3)	*

John S. Stanik	62,500		*

William J. Strimbu	122,849	(4)	*

Vincent J. Calabrese, Jr.#+	315,377		*

Gary L. Guerrieri#+	129,515	(5)	*

Robert M. Moorehead#+	62,992		*

Barry C. Robinson#+	78,425		*

All executive officers and directors as a group (18 persons)+	2,404,933	(6)	0.75%

a

The term “beneficial ownership” means any person who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, has or shares voting or investment power with respect to F.N.B. common stock.

b

Includes shares held or obtainable by the person within 60 days of March 5, 2021. This figure does not include time-based and performance-based restricted stock units (RSUs) granted to NEOs that do not vest within such sixty (60) day period (see footnote + below).

#	Denotes a person who served as an executive officer of the Corporation during 2020.

*	Unless otherwise indicated, represents less than 1% of all issued and outstanding common stock.

+

The table does not include time-based or performance based RSUs granted to NEOs, except to the extent that any of the same will vest within 60 days of March 5, 2021. Upon vesting, shares of common stock are issued on a one-for-one basis for such units. The amount of RSUs presently held by each NEO (with the performance-based RSUs being presented at target level) is as follows: Mr. Delie, 414,722 units; Mr. Calabrese, 125,466 units; Mr. Guerrieri, 60,934 units; Mr. Moorehead, 52,366 units; Mr. Robinson, 49,769 units; and all executive officers and directors as a group, 759,755 units. The number of shares actually issued upon the vesting of the units may be different based upon the Company’s performance.

(1)	Includes 2,072 shares owned by Mr. Campbell’s wife and 3,000 shares held in an IRA for Mr. Campbell.

(2)	Includes 600 shares held in a custodial account for Mr. Chiafullo’s grandson.

(3)	Includes 121,936 shares owned by the Fred Nicholas Marital Trust (Ms. Nicholas is Co-Trustee) and 90,990 shares owned by Nicholas Family Limited Partnership.

(4)	Includes 1,900 shares owned by Mr. Strimbu’s children.

(5)	Includes 748 shares held in a custodial account for Mr. Guerrieri’s daughter.

(6)	Includes the amount of shares beneficially owned by Corporate Controller and Principal Accounting Officer, James L. Dutey, and Chief Legal Officer and Corporate Secretary, James G. Orie.

38 F.N.B. Corporation

Stock Ownership

Executive Officers

The table below lists the names of our current Executive Officers with their positions and ages. The table below does not include this information for CEO Vincent J. Delie, Jr. whose information is in the section of this proxy statement entitled Biographical Information Concerning Director-Nominees.

Name	Position with Company	Age as of Annual Meeting

Vincent J. Calabrese, Jr.	Chief Financial Officer	58
James L. Dutey	Corporate Controller and Principal Accounting Officer	47
Gary L. Guerrieri	Chief Credit Officer	61
David B. Mitchell, II	Chief Wholesale Banking Officer	63
Robert M. Moorehead*	Chief Wholesale Banking Officer	66
James G. Orie	Chief Legal Officer and Corporate Secretary	62
Barry C. Robinson	Chief Consumer Banking Officer	58

*	Mr. Moorehead retired from his position, effective January 1, 2021.

Vincent J. Calabrese, Jr. has served as our Chief Financial Officer since 2009. Mr. Calabrese joined the Company in 2007, serving as our Corporate Controller from 2007 to 2009. Prior to joining the Company, Mr. Calabrese was Senior Vice President, Controller and Chief Accounting Officer of People’s Bank, Connecticut, from 2003 to 2007. During his 19-year tenure at People’s Bank, Mr. Calabrese’s principal responsibilities included financial planning and reporting, accounting policies, general accounting operations and investor relations.

James L. Dutey joined our Company in January 2017 and has served as our Corporate Controller and Principal Accounting Officer since March 2017. Mr. Dutey has more than 25 years of accounting experience in the banking and financial services sectors. During his 12 years at Huntington Bancshares, Inc., Mr. Dutey served in various senior management roles, including Assistant Corporate Controller, with a primary focus on SEC and bank regulatory financial reporting requirements. Prior to joining Huntington Bancshares, Inc., Mr. Dutey was employed at KPMG LLP, ending his tenure there as senior manager for the assurance practice, primarily serving the banking industry. Mr. Dutey is a licensed Certified Public Accountant in the Commonwealth of Pennsylvania.

Gary L. Guerrieri became Chief Credit Officer of F.N.B. in April of 2011 and has been an Executive Vice President and Chief Credit Officer of FNBPA since 2005. In his role as Chief Credit Officer, Mr. Guerrieri is responsible for managing the entire credit function for the Company, including commercial and retail underwriting, credit administration, credit policy and credit risk management. He also has oversight of FNBPA’s special assets, loan servicing and indirect lending functions. Prior to joining FNBPA in 2002, Mr. Guerrieri was an Executive Vice President of commercial banking with Promistar Financial Corporation, a bank holding Company acquired by F.N.B. in 2002.

David B. Mitchell II became our Chief Wholesale Banking Officer in January 2021. As Chief Wholesale Banking Officer, Mr. Mitchell oversees commercial lines of business and functional areas across FNBPA’s market footprint including Commercial Banking, Capital Markets and the Wealth Management group. Prior to his position as Chief Wholesale Banking Officer, Mr. Mitchell served as Executive Vice President of FNBPA’s Capital Markets and Specialty Finance businesses. Mr. Mitchell joined FNBPA in January 2018 after more than 36 years with The PNC Financial Services Group, Inc (“PNC”). During his tenure with PNC, Mr. Mitchell served in various bank officer positions and most recently in the following leadership roles: Executive Vice President with responsibility over the company’s National Large Corporate, Energy, Metals and Mining businesses and Executive Vice President, Public Finance, where he led the company’s banking and capital markets activities in the government, higher education and non-profit spaces.

Robert M. Moorehead became our Chief Wholesale Banking Officer in September 2015. From 2011 through 2015, Mr. Moorehead served as President of FNBPA’s Pittsburgh Region. In his role as Chief Wholesale Banking Officer of the Company, Mr. Moorehead was responsible for managing Commercial Banking, Treasury Management, Investment Real Estate, Wealth Management, Private Banking, Insurance, International Banking and Capital Markets. Prior to joining FNBPA, Mr. Moorehead was

2021 Proxy Statement 39

Stock Ownership

Senior Vice President and Regional Chief Credit Officer for First Niagara Bank from 2009 through 2011. Mr. Moorehead began his 46-year career at Equibank and, subsequently, joined National City Bank, where he served as Executive Vice President and Group Manager of Corporate Banking. Mr. Moorehead retired from his position as Chief Wholesale Banking Officer of F.N.B., effective January 1, 2021.

James G. Orie has been our Chief Legal Officer since 2004 and became Corporate Secretary in January 2015. Mr. Orie is principally responsible for advising the Corporation, its Board and executive management team on all legal and regulatory affairs impacting the Corporation, as well as advising on corporate governance, legal risk mitigation, litigation management, merger and acquisition and other critical transaction matters, and compliance guidance on business and corporate strategies and activities. Prior to joining F.N.B. as Corporate Counsel in 1996, Mr. Orie began his 36-year career in financial services with the Office of the Comptroller of the Currency. Later, he served as counsel with the Federal Home

Loan Bank of Pittsburgh and Office of Thrift Supervision during the “thrift crisis” and led the Financial Services Practice Group of a regional Pittsburgh-based law firm.

Barry C. Robinson has served as our Chief Consumer Banking Officer since August 2015. As Chief Consumer Banking Officer, Mr. Robinson is responsible for leading the team that provides our full range of consumer financial products and services to our customers. Mr. Robinson joined our Company in July 2010 as Executive Vice President of our Consumer Banking operations, for which he had principal responsibility for strategic planning and oversight of the Company’s consumer retail operations, including leading the development of our digital banking platform. Prior to joining the Company, Mr. Robinson held several key leadership and executive positions with large regional banks, including as regional leader of wealth management and private banking in Cleveland, Ohio, for PNC and National City Bank, and as head of corporate banking in Kentucky and Tennessee for National City Bank.

40 F.N.B. Corporation

Stock Ownership

Security Ownership of Certain Beneficial Owners

We are not aware of any shareholder who was the beneficial owner of more than 5 percent of our outstanding common stock as of December 31, 2020, except for the entities identified in the table below:

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Common Stock Beneficially Owned(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	32,349,803(3)	10.0%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	31,858,021(4)	9.9%
Fuller & Thaler Asset Management, Inc 411 Borel Avenue, Suite 300 San Mateo, CA 94402	23,177,168(5)	7.2%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	16,369,883(6)	5.1%

(1)

Under the regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

(2)	Based on the Corporation common stock outstanding as of December 31, 2020.

(3)

According to Schedule 13G filed under the Exchange Act on January 27, 2021, by BlackRock, Inc. The Schedule 13G states that BlackRock, Inc. has sole voting power as to 31,197,509 shares and sole dispositive power as to 32,349,803 shares.

(4)

According to Schedule 13G filed under the Exchange Act on February 10, 2021, by The Vanguard Group. The Schedule 13G states that The Vanguard Group has shared voting power over 233,557 shares, sole dispositive power over 31,345,959 shares, and shared dispositive power over 512,062 shares.

(5)

According to Schedule 13G filed under the Exchange Act on February 11, 2021, by Fuller & Thaler Asset Management, Inc. The Schedule 13G states that Fuller & Thaler Asset Management, Inc has sole voting power over 22,641,085 shares and sole dispositive power over 23,177,168 shares. Fuller & Thaler Asset Management, Inc. states in its Schedule 13G that it is deemed to be the beneficial owner of certain of the securities reflected in the Schedule 13G pursuant to separate arrangements whereby it acts as investment adviser to certain persons. Each person for whom Fuller & Thaler Asset Management, Inc. acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock.

(6)

According to Schedule 13G filed under the Exchange Act on February 12, 2021, by Dimensional Fund Advisors LP. The Schedule 13G states that Dimensional Fund Advisors LP has sole voting power over 15,929,725 shares and sole dispositive power over 16,369,883 shares. Dimensional Fund Advisors LP states in its Schedule 13G that it is an investment adviser, furnishes investment advice to four investment companies, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

2021 Proxy Statement 41

Executive Compensation and Other Proxy Disclosure

EXECUTIVE COMPENSATION AND OTHER PROXY DISCLOSURE

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee (Committee) are Committee Chair Malone and Directors Bena, Hormell, Motley and Strimbu. Neither we nor FNBPA have ever employed any member of the Committee. No such member has, during our last fiscal year, any relationship with us requiring disclosure under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K. We have determined that the Committee members are independent under both the NYSE corporate governance standards and Section 952 of the Dodd-Frank Act and are non-employees under the meaning of Rule 16b-3 under the Exchange Act. Our Board has delegated to the Committee the responsibility of setting the compensation of our directors and all Section 16 officers, including our CEO and Chief Financial Officer (CFO). The Committee met seven times in 2020.

Authority and Responsibilities

The Committee administers our executive compensation programs, including the oversight of executive compensation policies and decisions, administration of our equity incentive plan and the annual cash incentive award plan applicable to Section 16 officers. Additionally, the Committee oversees and interprets our qualified and non-qualified benefit plans, establishes guidelines, approves participants in the non-qualified plans, approves grants and awards and exercises other power and authority required and permitted under the plans and its Charter. The Committee also reviews and approves executive officer, including CEO, compensation, including, as applicable, salary, short-term incentive and long-term incentive compensation levels, perquisites and equity ownership. The Committee reviews the Charter annually and recommends any proposed changes to the Board. A copy of the Compensation Committee Charter is available on our website (see Key Corporate Governance Documents).

Delegation

From time to time, and subject to statutory and regulatory limitations, the Committee may delegate authority to fulfill various administrative and ministerial functions attendant to the Company’s plans to our employees. Currently, it delegates administration of our qualified plans to the Pension Committee, a committee comprised of our senior officers who have the appropriate expertise, experience and background in handling defined benefit and defined contribution plans.

Independent Compensation Consultant

The Committee engaged an independent compensation consultant, McLagan, an Aon company, to assist with evaluating our compensation practices and to provide ongoing advice and recommendations regarding CEO, NEO, Section 16 officer and director compensation that are consistent with our business goals and pay philosophy. The Committee selected the consultant for, among other reasons, its reputation for providing comprehensive solutions to complex compensation challenges facing companies and specific expertise in the financial services industry. In addition to McLagan, another Aon company, Radford, provided accounting services to us related to our long-term incentive program (LTIP). The Committee has reviewed all services provided by McLagan in 2020 and has determined that they are independent with respect to NYSE and SEC standards.

In performing its duties, McLagan reported directly to the Chairman of the Committee, and interacted with our CEO, CFO, Executive Vice President of Human Resources and Corporate Services, Chief Legal Officer and other employees. Additionally, the CEO regularly attended Committee meetings and discussed with McLagan and the Committee members, both during meetings and outside meetings, the appropriate base salary and short-term and long-term compensation for the other Section 16 officers. The CFO regularly attended meetings of the Committee to discuss Company performance relative to the short-term and long-term plans versus peers. In addition, McLagan communicated with, took direction from and regularly interacted with the Chairman of the Committee and other members of the Committee in addition to attending Committee meetings on an as-needed basis. Executive officers are not involved with setting the amount or form of their own compensation. The Committee considers our CEO’s insight and recommendations before approving compensation for our executive officers.

42 F.N.B. Corporation

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (CD&A) describes the philosophy, objective and structure of our fiscal year 2020 (the year ending December 31, 2020) executive compensation program. This CD&A is intended to be read in conjunction with the tables following this section which provide further historical compensation information for our NEOs as identified below.

Name	Position

Vincent J. Delie, Jr.	Chairman, President and CEO

Vincent J. Calabrese, Jr.	Chief Financial Officer

Gary L. Guerrieri	Chief Credit Officer

Robert M. Moorehead	Chief Wholesale Banking Officer*

Barry C. Robinson	Chief Consumer Banking Officer

*	Mr. Moorehead retired effective January 1, 2021.

Executive Summary	43
Compensation Determination Process	50
Compensation Philosophy and Objectives	52
Elements of Compensation	54
Additional Compensation Policies and Practices	64

Executive Summary

The Board of Directors supports management’s vision and strategic plan that have allowed us to grow into a multi-state regional financial services company with plans to continue to successfully and profitably grow organically and strategically. The Board approved the F.N.B. 2020-2023 Strategic Plan in September 2020 and approves the Company’s annual Operating Plan and regularly receives reports from executive management regarding execution of the objectives of the Operating Plan. Management continues to focus on profitability and shareholder value while our strategic investments in technology and our rigorous risk management and business continuity processes enabled us to continue uninterrupted operations, prioritize employee and customer health and safety and successfully manage through a myriad of challenges we faced during the COVID-19 pandemic (see 2020 COVID-19 Pandemic Response in the Summary of this Proxy Statement). The Board believes that management should be compensated appropriately for the Company’s 2020 performance and for positioning F.N.B. for longer-term future success (for additional details, please see Compensation Philosophy and Objectives). We have designed our compensation programs to align our corporate performance and strategic goals with our executives’ total compensation opportunities. In doing so, we seek to ensure that we are being competitive in attracting and retaining the appropriate executive talent while maintaining sound corporate governance practices and aligning management interests with those of our shareholders.

After receiving shareholder feedback, in 2019 we modified our incentive compensation programs as specifically detailed in our 2019 Proxy Statement. Overall, the goal was to provide management with appropriate short- and long-term compensation that properly rewarded strong financial performance by F.N.B., consistent with our shareholders’ interests. In the second quarter of 2020, the Committee recognized that the unusual circumstances unfolding due to the COVID-19 pandemic required it to review the compensation programs to ensure that, despite the uncertain health and economic challenges, F.N.B.’s compensation program properly rewarded executives during this pandemic crisis for taking critical steps to protect shareholder value and position F.N.B. for the changed environment. In reviewing our plans under the specter of the COVID-19 potential impact, we were mindful that most companies were doing the same type of review. Upon completion of our review, we determined that both our short-term and long-term incentive compensation plans did not need to be modified in order to ensure our plans properly balance our shareholders’ interests and appropriately rewarding management for enhancing and protecting shareholder value. To accomplish this objective, both

2021 Proxy Statement 43

Compensation Discussion and Analysis

our short- and long - term plans contain the following key design features: (i) utilize financial performance metrics; (ii) are specifically tailored to drive shareholder value; and (iii) rely on a significant use of peer metrics, rather than absolute measures being used by many of our peers. Therefore, we determined during 2020 to maintain the plan structure and metrics for 2020 incentive compensation. We have also recognized over the last few years that, due to the narrow structure of our former LTIP awards that were based solely on total shareholder return (TSR), management’s actual realized compensation has been below the target amount utilized in the Summary Compensation Table, while the Company’s financial performance for those periods was better than peer medians and top quartile for several key measures that are important to shareholders. While executives at many peer institutions utilized absolute performance metrics and their CEOs and executives received full payouts under their incentive plans during the 2016 through 2020 period, the Committee made no adjustments to our Short-Term Incentive Plan (STIP) nor LTIP and LTIP awards failed to vest three times and vested at 50% of target the first and last year of this period, despite the fact that F.N.B.’s financial performance in several important areas exceeded these peers during the relevant period. Accordingly, the total amount of vested awards was significantly below the amounts shown for the corresponding years in the respective Summary Compensation Table.

Our recognition is grounded in various metrics for which we continue to show performance, such as:

Earnings	Capital	Return on Measures

Growth (PPNR* and Operating EPS*)	Common Equity Tier 1 Ratio (CET1) (+)	ROATA*

Efficiency (Efficiency Ratio*, Loan / Deposit Ratio (#), Net Interest Margin (*)	Dividend Payout Ratio (#)	PPNR/Average TCE*

Asset Quality (Net Charge Offs /Average Loans (#), Allowance for Credit Losses/Period End Loans (#)	ICG Growth* TBV */ Share Growth	ROATCE*

(*)	Non-GAAP

(#)	GAAP

(+)	Regulatory Ratio

For additional information regarding these metrics, please see Vesting of Performance Awards.

Say-on-Pay Support and Investor Engagement

Since we last modified our incentive compensation programs in 2019, we believe that our shareholders recognized our strong financial performance and its direct link to our incentive compensation, as evidenced by the 92% of shareholders that voted FOR the Say-on-Pay proposal. Our Company has been, and continues to be, committed to ongoing shareholder engagement discussions and outreach, and we value the shareholder input from these discussions since they have been helpful in designing our compensation program and corresponding disclosures. In 2020, despite the challenges of COVID-19, we continued seeking shareholder feedback from 25 of our top investors, which represented approximately 56% of our shares owned at that time, as well as a leading proxy advisory firm, to discuss, among other topics, executive compensation. Notably, of the top 25 investors from who we received feedback in connection with our shareholder engagement meetings, each was supportive and did not express any issues or negative view of our compensation program.

In addition to our 2020 ESG and compensation-related shareholder engagements, we also continued to collaboratively engage with our institutional investors throughout the year (over 100 meetings) to discuss our financial performance, strategies, plans and COVID-19 response. These shareholder engagements are reported to the Committee and the Board. For detailed information regarding our shareholder outreach efforts, please see Shareholder Engagement under Corporate Governance.

44 F.N.B. Corporation

Compensation Discussion and Analysis

Based on feedback that we received in recent years in connection with these shareholder engagement meetings and consistent with our efforts to optimize the alignment of shareholder interests with our pay-for-performance compensation philosophy, we modified our compensation programs and made changes to the manner in which we disclose information and the presentation format of various matters in our CD&A. During our shareholder engagement in 2020, we found investors particularly interested in our COVID-19 response (more fully discussed in the Summary section of this Proxy Statement, under 2020 COVID-19 Pandemic Response) and whether we planned to modify our executive incentive compensation plan metrics and design due to the pandemic impact. Described below, under Summary of 2020 Executive Compensation Actions, are our considerations and rationale for not making any changes to our executive compensation plan metrics and design.

For topics related to corporate governance, please see Enhancements Resulting from Shareholder Engagement under Corporate Governance and for additional information regarding compensation matters relative to COVID-19, please see 2020 COVID-19 Pandemic Response in the Summary of our Proxy Statement.

Summary of 2020 Executive Compensation Actions

Base and Incentive Compensation Structure

Consistent with our philosophy of tying pay to performance, we highlight key compensation actions and summarize our 2020 executive compensation structure, incentive compensation performance metrics and corresponding weightings of these measures and considerations relevant to the Committee’s decision-making process regarding the optimization of incentive plan designs.

(i)

Base Salaries: Given the current environment, we are not increasing our Section 16 officers’ base salaries in 2021. At the commencement of 2020, we increased the base salary of our CEO and each of our named executive officers 2.5% to position salaries to the approximate median of our peer group.

(ii)	STIP

a.	Target Incentive Opportunity: For each NEO, target short-term incentive opportunity for 2020 remained the same as 2019.

b.

Performance Metrics: We maintained the same performance metrics in 2020 that were used in 2019. In 2019, we modified one of three metrics used for payouts under our annual incentive plan. As a result, in 2020, as in 2019, our annual incentive plan had the following components and corresponding weightings Operating EPS* versus Operating Plan, and two peer-based measures, PPNR divided by Average TCE* and Efficiency Ratio*, with the weightings as detailed below:

c.	Payout: We made a discretionary STI payment to the CEO and NEOs as more particularly detailed later under 2020 Performance and Annual Incentive Awards.

2021 Proxy Statement 45

Compensation Discussion and Analysis

(iii)	LTIP

a.	Target Incentive Opportunity: In 2020, we maintained the long-term opportunity for our NEOs at their current levels detailed in the CD&A.

b.

Plan Structure: We granted our executives equity-based awards using a pre-defined matrix which assigns grant values as a percentage of salary. We delivered time-based RSUs equal to 40% of the value. We delivered the 60% remaining target LTI value in performance-based RSUs and, for Mr. Delie, a combination of performance-based RSUs and cash-based Performance Units (PeUs) to incentivize performance compensation opportunities on the same metrics and across levels for all executives, consistent with the limitations and types of performance awards available under the F.N.B. Corporation Incentive Compensation Plan (F.N.B. Incentive Plan). The significant weighting of performance-based awards underscores our pay-for-performance alignment.

c.

Performance Metrics: In 2020, we maintained the LTIP structure established in 2019 as more specifically detailed in the 2020 Proxy Statement and in the Elements of Compensation section below. Despite the challenges presented due to the global pandemic, the Committee reviewed the LTIP structure and determined that no changes were necessary to either LTIP design or metrics due to the peer nature of the LTIP structure. Shareholders responded positively during our 2020 shareholder outreach program that our LTIP was flexible to account for the unusual circumstances.

d.	Payout: We anticipate our performance awards for 2018 will vest at approximately at 143% of target on the scheduled vesting date, April 1, 2021.

(iv)	Peer Group Selection

We annually review our peers to determine whether any changes to the group are necessary to ensure that the peer group is diverse and provides the necessary depth to be meaningful from which to benchmark our compensation. With the assistance of McLagan, we identified 20 comparable U.S. commercial banks with assets ranging from approximately $19 billion to $140 billion (as of the time of peer group selection in mid-2019 for 2020 compensation decision making). We compete for talent with the institutions in our peer group, as well as large financial institutions in our metropolitan markets. We believe the peer group below is diverse and provides the necessary depth to be meaningful in setting salary and incentive goals and is an appropriate group from which to benchmark our compensation. We used the peer financial institutions listed below for the following purposes: 2020 base salary, STIP, LTIP and target incentive compensation levels:

46 F.N.B. Corporation

Compensation Discussion and Analysis

Peer Group

Peer	Ticker	2020 Total Assets

KeyCorp	KEY	$170,336,000

Huntington Bancshares Inc.	HBAN	$123,038,000

First Horizon National Corporation(1)	FHN	$84,209,000

Zions Bancorporation	ZION	$81,479,000

People’s United Financial, Inc.(2)	PBCT	$63,091,800

New York Community Bancorp, Inc.	NYCB	$56,306,120

Synovus Financial Corp.	SNV	$54,394,159

TCF Financial Corporation (2)	TCF	$47,802,487

Wintrust Financial Corporation	WTFC	$45,080,768

Cullen/Frost Bankers, Inc.	CFR	$42,391,317

Valley National Bancorp	VLY	$40,686,076

Pinnacle Financial Partners, Inc.	PNFP	$34,932,860

Hancock Whitney Corporation	HWC	$33,638,602

Associated Banc-Corp	ASB	$33,419,783

Commerce Bancshares, Inc.	CBSH	$32,922,974

Webster Financial Corporation	WBS	$32,590,690

Umpqua Holdings Corporation	UMPQ	$29,235,175

United Bankshares, Inc.	UBSI	$26,184,247

Fulton Financial Corporation	FULT	$25,906,733

25th Percentile of Peer Group		$33,171,379

50th Percentile of Peer Group		$42,391,317

75th Percentile of Peer Group		$59,698,960

F.N.B. Corporation	FNB	$37,354,351

Percent Rank		42%

(1)	Merged with IBERIABANK Corporation in 2020

(2)	Pending mergers

2021 Proxy Statement 47

Compensation Discussion and Analysis

(V)	Target Pay Mix

The Committee believes that a significant portion of compensation should be contingent on our performance. We also believe that a large portion of compensation should be long-term in nature and align the management team with shareholders. For this reason, Mr. Delie’s target direct compensation is made up of 22% fixed compensation and 78% variable compensation. The pie chart below on the left shows the division of fixed and variable compensation, along with the split between time- and performance-based compensation. The pie chart on the right shows each of the financial measures used in the performance-based incentive compensation plans and their relative percentage to total incentive compensation. Furthermore, this composite metric structure reinforces the use of a balanced and diverse set of metrics, of which no one measure represents an abundance of weighting in determining overall pay.

Our Ongoing Compensation Review

From 2014 through 2017, our NEOs and other executives received LTI performance awards based on a sole metric: TSR. While TSR is an important measure of share price performance, as is the case with many of our financial institution peers, we have come to understand that certain aspects of this measure as a sole metric is prone to a disconnect between stock price performance and actual financial results. Despite strong performance versus peers in many financial measures, the Committee did not deviate from the performance metrics used in the LTIP, or alter the LTIP results, and the long-term awards failed to vest in 2017, 2018 and 2019. Therefore, in 2018, the Committee reviewed the construct of the incentive plans and determined that management’s long-term incentive compensation was not properly aligned with our financial performance due to, among other things, the use of TSR as a single performance metric. At that time, the Committee modified the delivery of long-term incentive compensation by adopting ROATA* as the primary financial measure and using TSR as a modifier. In 2019, the Committee continued its review and employed additional new metrics to ensure that both the STIP and LTIP would properly reward management for strong performance, while also ensuring proper alignment with shareholder interests. As a result of the continued analysis and in conjunction with shareholder engagement, the Committee determined it appropriate to modify the structure of long-term awards and the metrics used for both long-term and short-term awards for purposes of 2019 compensation. In awarding long-term incentive compensation, the Committee determined that a use of multiple metrics would ensure that corporate performance would align closely with shareholder interests and result in management compensation being appropriately tied to performance. Therefore, for purposes of long-term incentive awards in 2019, the Committee divided the performance portion of awards equally into two components, ROATCE* and ICG Growth*, all as detailed in the 2020 Proxy Statement. Additionally, based on the recommendation of our independent compensation consultant, the Committee determined it appropriate to adjust one of the metrics of the STIP to remove potential redundancy between the STIP and LTIP. We believe these changes bolster our pay-for-performance philosophy as reflected in the strong Say-on-Pay results over the last several years.

48 F.N.B. Corporation

Compensation Discussion and Analysis

Results of Ongoing Compensation Review

Year	Focal Point	Rationale	Result

2018	LTI metrics modification	TSR as sole plan metric disproportionately affected compensation	ROATA* used as primary metric with TSR as modifier

2019	LTI metrics modification	Continued analysis of structure change to enhance pay-for- performance links	Metrics changed to ICG Growth*, ROATCE* and TSR Modifier
	STI metric modification	To continue use of multiple metrics when appropriate	PPNR / Avg TCE* replaced ROATCE*
	NEO LTI target adjustment	To ensure appropriate incentive opportunities	Reduced CEO target and increased two NEO targets

2020	COVID-19 LTIP and STIP modifications	Consideration of pandemic impact on financial results	No change to metrics due to peer-based nature of LTIP and STIP

2021 Proxy Statement 49

Compensation Determination Process

COMPENSATION DETERMINATION PROCESS

Role of the Compensation Committee

We believe strongly that compensation should be rooted in a pay-for-performance philosophy. It is the goal of the Committee to reward long-term results that are aligned with shareholder interests by regularly evaluating our NEO compensation programs for both reasonableness and competitiveness to market and to ensure we attract and retain top talent. In addition, the Committee evaluates Board of Director compensation with assistance from its independent compensation consultant as highlighted below. The Committee also reviews the Company’s LTIP, risk factors for the Company’s performance plans and other factors as highlighted in the Compensation Committee’s Charter.

Our Committee meets regularly during the year and continually reviews any developments that occur related to all aspects of executive compensation, including developing trends, shareholder and proxy advisory service pronouncements, adherence to our risk appetite statement, the structure of our compensation programs and their effectiveness and our financial performance and its relationship to compensation. The compensation decisions and information detailed in the CD&A and accompanying tables below result from that on-going review of compensation-related considerations and matters by our Committee and with our independent compensation consultant that we address throughout the year as set forth below.

January-February

•  Receive management’s report on corporate performance and corresponding plan compensation payouts for all outstanding plans.

•  Review Company performance for prior year against corresponding objectives in the STIP.

•  Review corresponding peer results.

•  Certify achievement of performance results for the STIP for the preceding fiscal year.

•  Determine STIP awards payable to executive officers for the prior year.

•  Consider risks arising from all incentive plans and compensation programs.

•  Consider shareholder engagement feedback.

•  Review compensation consultant industry and market updates.

March-April

•  Receive management’s report on corporate performance and corresponding plan compensation payouts for all outstanding plans.

•  Review Company performance for prior year against corresponding objectives in the LTIP.

•  Review corresponding peer results.

•  Certify achievement of performance results for the LTIP for the preceding performance period.

•  Review and approve corporate performance measures and goals for annual and long-term incentive compensation for the upcoming year.

•  Set the structure and performance targets for the STIP and LTIP for the upcoming year.

•  Review a detailed analysis of our incentive compensation program design, including structure, realized targets, relationship between fixed and variable compensation, as well as realized pay, relevant peer groups, market comparability data and compliance.

•  Grant annual LTIP awards for the next three-year performance period.

•  Review market data, industry updates and overall feedback from compensation consultant based upon recently released proxy information.

•  Consider shareholder engagement feedback.

50 F.N.B. Corporation

Compensation Determination Process

May-August

•  Receive management’s report on corporate performance and corresponding plan compensation progress or status of all outstanding plans.

•  Review the Committee’s compensation philosophy statement and overall effectiveness of program.

•  Review compensation consultant’s report on compensation practices.

•  Review all key Company policies related to compensation, including Stock Ownership Policy and Recoupment Policy.

•  Review Say-on-Pay voting recommendations from proxy advisors and consider the results of the shareholder vote.

•  Consider shareholder engagement feedback.

September-October

•  Receive management’s report on corporate performance and corresponding plan compensation progress or status of all outstanding plans.

•  Review and reassess Committee Charter and advise the Nominating Committee of the Board of any recommended changes, as needed.

•  Receive annual and ongoing trends and developments, and education session from compensation consultant.

•  Review the performance of the Committee’s compensation consultant and related contract.

•  Review the annual market compensation evaluation of executive officer positions, including the CEO, together with the compensation consultant’s opinion on the reasonableness and appropriateness of the total compensation program.

•  Review non-employee director compensation.

•  Preliminary review of annual and long-term incentive compensation program performance measures and goals for discussion and feedback to management.

•  Discuss with CEO preliminary plans and approach for compensation adjustments for the upcoming year for other executives.

•  Consider shareholder engagement feedback.

November-December

•  Receive management’s report on anticipated year-end results and corresponding results for current year STIP and LTIP.

•  Receive management feedback from shareholder engagement.

•  Ongoing review and discussion of annual and long-term incentive compensation program performance measures and goals, as needed for feedback to management.

•  Review compensation consultant reports related to anticipated financial results and upcoming events on subsequent year compensation issues.

•  Review preliminary assessment of incentive performance outcomes for the current year and expected award payouts.

•  Review and approve the compensation program of the CEO and the executive officers for the upcoming year, including base salary adjustments, target incentive opportunities and any individual employment arrangements, as needed.

Role of Independent Consultant

The Committee selected McLagan to provide advisory assistance during 2020. During 2020, the Committee directed McLagan to assist with benchmarking its Board and executive officer compensation. In addition, McLagan assisted with the review of the LTIP, proxy development and other requests as directed by the Committee and consulted with the Committee on shareholder outreach.

2021 Proxy Statement 51

Compensation Determination Process

The Committee annually evaluates the compensation consultant’s independence and performance under the applicable NYSE listing standards. The Committee believes that working with an independent compensation consultant furthers the Company’s objectives to recruit and retain qualified executives, aligns their interests with those of shareholders and ensures that their compensation packages will appropriately motivate and reward ongoing achievement of business goals. In 2020, the Committee determined that McLagan continued to be independent under applicable NYSE listing standards and retained them to advise the Committee with respect to compensation of the CEO and other executive officers.

Use of Market-Based Comparisons

We desire our compensation programs to be competitive in the marketplace and, with the assistance of McLagan, we identify comparable U.S. commercial banks with a broad asset range for purposes of setting salary and incentive goals. For additional detail regarding our peer group selection, please see the chart under STIP- Performance Metrics.

Compensation Philosophy and Objectives

During 2020, the Committee reviewed and determined it was appropriate to continue its executive compensation philosophy to guide future compensation decisions that are in alignment with shareholder value creation. The overall goal of our compensation program is to pay within a reasonable range of the median for relative peer median financial performance for various performance metrics, below median pay for below relative peer median performance and above median pay for above relative peer median performance, all while considering the skills and experience of each of our NEOs. The Committee uses competitive compensation data from the annual total compensation study of peer companies to support its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader U.S. market. Instead, the Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, historical performance compensation results, including relative equity ownership, critical needs and skill sets, leadership potential and succession planning. We believe it is important to continually monitor our peers’ compensation practices and plan designs and all aspects of our performance metrics, paying particular attention to financial measures and strategic objectives, including successful transactions and other capital actions.

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The following table shows why we pay each component and how we intend to position our compensation relative to our peer group.

Component	Why We Pay this Component

Salary

We provide base salary to all salaried employees, including the NEOs, in order to provide each employee with a degree of financial certainty. Competitive base salaries further our compensation program objectives by allowing us to attract and retain talented employees by providing a fixed portion of compensation upon which all employees can rely.

Annual STIP

We believe that a significant amount of our NEOs’ compensation should be contingent on our performance. Our annual incentive plan focuses on our Operating EPS*, PPNR/Average TCE* and Efficiency Ratio*. We believe a focus on those metrics will increase our TSR. By paying a portion of the NEOs’ total compensation in variable incentive pay, we expect to drive our annual performance while increasing long-term shareholder value.

LTIP

We believe providing performance-based (60%) and time-based (40%) RSUs are effective means of promoting long-term stock ownership by NEOs and rewards management for creating long-term shareholder value. We also believe that placing a significant portion of an executive’s compensation in stock, through RSUs, causes executives to focus on long-term performance resulting in risk mitigation and clearly aligns management and shareholder interests. Our LTIP focuses on ROATCE*, ICG Growth* and TSR as a modifier to the aforementioned metrics. We believe these measures offer a good peer comparison that balances financial performance and delivers shareholder value, while aligning to our corporate strategy.

Direct Compensation	Includes salary, annual incentive plan payouts and LTIP payouts. To maintain a strong link between pay and performance, we place more weight on performance-based incentives.

Other Benefits and Perquisites

We do not have an active supplemental executive retirement plan (SERP) or pension, and instead promote performance-based compensation. Other perquisites are intended to be in line with market practice, including executive life and long-term disability insurance and health and welfare benefits, on the same overall basis as our general employee population.

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Elements of Compensation

The various components of the NEOs’ total compensation are detailed below.

Base Salary

Each year the Committee reviews salaries and determines adjustments to each NEO’s base salary based upon an assessment of the performance of the NEO’s job responsibilities, including the impact of such performance and contributions to our financial results. In certain cases, the Committee increases base salary to raise the NEO’s annual salary to reflect more closely the annual salaries of comparably performing peer group executives. Typically, we preliminarily review the compensation levels of the CEO and other NEOs in the last quarter of the year to evaluate compensation for the upcoming year, including potential salary adjustments. Accordingly, the Committee increased each of the NEOs’ salaries to remain within a reasonable range of the median of the peer group and set their 2020 salaries as noted in the table under 2020 Incentive Opportunities. The Committee does not intend to increase the NEOs’ base salary in 2021.

Incentive Compensation Changes

As discussed above, we have a process and philosophy of continuing to review all aspects of compensation. Early in 2020, we recognized the need to review the potential impacts of the global pandemic on our compensation. We believed that it was imperative that our compensation program properly reward executives for managing through the unusual circumstances created by COVID-19 and for continuing the overall success of the Company. In order to ensure such, we undertook a review of the structural changes we made to our incentive compensation programs in recent years in an effort to ensure the proper alignment between pay and performance. In our review, and in conjunction with our compensation consultant, we recognized many organizations were conducting a similar review. We learned during our process that many of our peers maintained incentive programs using absolute metrics. However, when we modified our STIP and LTIP over the last several years, we focused on using peer-based metrics in both our STIP and LTIP, where appropriate. In conducting our analysis of the potential impacts of the pandemic on our plan performance, we believe that this use of peer-based metrics will allow our plan performance to properly exhibit our financial performance. Therefore, we determined that we would not modify our plan design or change its metrics for either our STIP or LTIP for 2020. Nonetheless, we believe it appropriate to analyze certain unusual items and their impact on Operating EPS* versus our Operating Plan as part of our STIP and, where appropriate, to recognize individual exemplary leadership and accomplishment of strategic objectives during the unusual circumstances created by events in 2020, including the COVID-19 crisis and the continued need to address social inequities.

Annual Incentive Awards

We intend our STIP to provide additional compensation to our NEOs in the form of performance-based cash awards that are based on our achievement of certain annual financial objectives. We target short-term, annual incentive compensation of the CEO and the other NEOs such that their compensation is tied directly to the Company’s performance and accomplishment of individual objectives. We measure our Company’s annual performance against three weighted target goals set by the Committee, as set forth in the table below.

We believe these performance goals are critical to F.N.B.’s growth and profitability, as well as contributors to the long-term creation and preservation of shareholder value. In evaluating performance, the Committee considers in the calculation items not in the normal course of annual operations and their resulting effect on our performance (i.e., significant merger and acquisition transactions, investment gains or losses, corporate and balance sheet restructuring, significant asset sales and other items it deems appropriate in measuring our operating performance against the target goal). We set the target incentive award level for each NEO based upon market-competitive incentive opportunities as provided by McLagan for executives performing similar duties, and the Committee has the sole discretion to determine all annual bonuses for the CEO and other NEOs.

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2020 Performance Goals

Our 2020 Company performance goals are reflected in the table below.

Key Performance Measurement	Weight	Threshold	Target	Maximum

Operating EPS* vs. Operating Plan	70%	$1.01 (90% Operating Plan)	$1.12 (100% Operating Plan)	$1.23 (110% Operating Plan)

PPNR / Average TCE* vs. Peer Group	20%	25th Percentile	50th Percentile	75th Percentile

Efficiency Ratio* vs. Peer Group	10%	25th Percentile	50th Percentile	75th Percentile

We calculate performance for each specific key performance measurement independently to determine the payout for that key performance measurement. The sum of the awards for each key performance measurement determines the total incentive award portion based on Company performance. The Committee independently evaluates the achievement of individual performance objectives that are aligned with the Company’s Operating Plan.

2020 Incentive Opportunities

The CEO and other NEOs have an incentive opportunity expressed as a percentage of each of their base salaries.

The potential incentive opportunities established for each NEO in 2020 were the same as 2019 and were as follows:

Name	2021 Salary	2020 Salary	2019 Salary	Below Threshold	Threshold (50%)	Target (100%)	Maximum (200%)

Vincent J. Delie, Jr.	$1,157,285	$1,157,285	$1,129,800	0%	50%	100%	200%

Vincent J. Calabrese, Jr.	524,800	524,800	512,000	0	40	80	160

Gary L. Guerrieri	481,750	481,750	470,000	0	30	60	120

Robert M. Moorehead	N/A	469,245	457,800	0	30	60	120

Barry C. Robinson	405,388	405,388	395,500	0	30	60	120

2020 Performance and Annual Incentive Awards

The Company achieved strong performance relative to peers for both PPNR/Average TCE* and Efficiency Ratio*. Our final award determination results in an Operating EPS* metric payout that was reduced to less than 75% of the formulaic payout when adjusted for COVID-19 related impacts. The Board requested management to conduct an analysis of the 2020 Operating Plan of key financial metrics that were related to, and impacted by, the COVID-19 pandemic economic environment. Those items were largely related to provision for credit losses, expenses and lost revenue attributable to the global pandemic operating and economic environment. Management’s analysis revealed that the Company achieved strong 2020 Operating EPS* as compared to the 2020 Operating Plan, the only non-peer metric in our LTIP or STIP, when adjusting for these pandemic-related items. This performance level would have resulted in an award of 105% considering the 70% weighting for this key performance indicator (KPI), and when combined with the calculation of the incentive plan results from our two peer-based metrics, would have resulted in a total 2020 payout achievement level of 159%. However, the Compensation Committee used its discretion to reduce the 2020 incentive payout level for the Operating EPS* metric after considering the impact of the pandemic on our shareholders as reflected in our share price performance during 2020.

The Compensation Committee reviewed the analysis of the key financial performance metrics and considered the impacts on Operating EPS* to be unusual and nonrecurring, due to the COVID-19 pandemic economic impacts. The Committee also recognized that our performance during this period as reflected by many key financial measures was strong, especially relative to peers, as both of our Operating Plan peer-based metrics achieved near top quartile levels at 70th percentile performance. Accordingly, the Committee determined it appropriate to consider other

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factors rather than rely solely on a formulaic approach which would not produce a result in alignment with our Operating Plan’s objective of appropriately incentivizing executive management to take actions in alignment with shareholders’ long-term interests. In view of the fluid pandemic economic environment, the Board requested management to conduct an alternative analysis of our only non-peer-based incentive plan metric, Operating EPS* vs. Operating Plan, by evaluating Operating PPNR* vs. Operating Plan. The result of this analysis indicated solid performance on a PPNR* basis given the pandemic operating environment. The Committee noted that F.N.B. achieved record revenue in 2020 despite the challenging pandemic economic environment, while continuing to add long-term shareholder value by successfully executing on our 2020 Operating Plan and long-term strategic plan.

Based on the analysis described above, the Committee concluded that it would not solely rely on a formulaic approach to determine the 2020 annual incentive payment, but rather, use its discretion to base the 2020 incentive award on a discretionary determination of the payout percentage for our 2020

Operating EPS* versus 2020 Operating Plan at an achievement level of 101%, which translates into a 77% payout for that measure given the 70% weighting. When combined with the results of the two peer-based metrics, as reflected in the table below, the Committee determined the 2020 annual incentive award level at 131% of target for each of the 2020 Section 16 officers, except for Mr. Delie, whose award we adjusted further to 149% of target in recognition of his extraordinary leadership during the COVID-19 pandemic (see Summary, 2020 COVID-19 Pandemic Response of this Proxy Statement) and his efforts in spearheading F.N.B.’s considerable commitments and investments to address social inequities and the needs of the underserved communities within our markets (see the 2021 Corporate Responsibility Report).

The following charts show how our 2020 performance for PPNR/Average TCE* and Efficiency Ratio* compared to peers. Operating EPS* is not included in the charts as it is an absolute measure which is compared to the annual Operating Plan set by the Board. For 2020, it is important to note that PPNR/Average TCE* and the Efficiency Ratio* are both at the 70th percentile of peers.

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	Peer Median	FNB	Rank	Percent Rank

2020 Efficiency Ratio*	58.3%	56.1%	7	70%

2020 PPNR / Average TCE*	18.5%	20.9%	7	70%

Key Performance Indicator	Weight	Target 100%	Results as Adjusted	Actual Performance (% of Target Payout)(1)	Payout Percent

PPNR/Average TCE* vs. Peer Group (Percentile)	20%	50th percentile	70th percentile	180.0%	36.00

Efficiency Ratio* vs. Peer Group (Percentile)	10%	50th percentile	70th percentile	180.0%	18.00

(1)	Performance results between target and maximum are interpolated between levels.

The Committee believes these awards reflect the tremendous work of our executive leadership in successfully managing through the significant and myriad challenges presented by the COVID-19 pandemic environment, while continuously maintaining focus on 2020 financial performance and long-term shareholder value. Based on the analysis and considerations explained above, the Committee reasonably believes the 2020 incentive award determination appropriately balances long-term shareholder interests and rewards executive compensation for successfully executing on F.N.B.’s 2020 Operating Plan and the long-term strategic plan.

Long-Term Awards

F.N.B. believes a significant portion of an executive’s pay package should align executive interests with those of shareholders. Therefore, annually we grant our executives a mix of time-based and performance-based long-term incentive awards, which also include performance-based cash units in the case of our CEO.

These grants reward NEOs based on the Company’s achievement of certain financial objectives, in the case of performance-based awards, and assist with the retention of key executives, in the case of time-based awards.

Our Committee establishes a target award level for each NEO based upon the executive officer’s level of responsibility and sets the levels such that the award amount increases as the officer’s level of responsibility in the organization increases. At the time of granting the awards, the Committee sets the award amount for each participant level in a manner designed to provide competitive long-term compensation based on data provided by our independent compensation consultant, McLagan, as market-competitive incentive opportunities for executives performing similar duties and at a similar executive level in the organization. In setting target levels, we also believe it is appropriate to consider the ownership levels of our NEOs that resulted from prior award grants and the ultimate vested amount of stock, including our NEOs ownership levels as compared to

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peers. We periodically conduct a review of the ownership levels of our NEOs compared to peers and their overall ownership levels. Our most recent analysis indicates that our NEOs as a group, and our CEO and CFO individually, are in the bottom quartile of stock ownership compared to our peers despite our financial performance measuring consistently better than peers, with several measures in the top quartile.

In view of this circumstance, in making its long-term performance award determinations, the Committee is mindful of the impact on NEOs’ realized pay in recent years due to the disconnect between the long-term incentive performance metrics and the Company’s financial performance compared to peers during that period.

In 2020, consistent with the changes to the plan made in 2019, long-term incentive awards were divided into time and performance awards:

Time-Based Awards

We believe this award grant allocation is appropriate to properly reward NEOs for commitment to the Company, encourage stock ownership and retain our key executives. The time-based awards provide management with a continued increase in share ownership at a level designed to provide competitive long-term compensation based on data provided by McLagan as market-competitive for executives performing similar duties. The time-based awards vest in three equal installments on the first business day of January in each of the first three years of the grant. The NEO will forfeit the award if the NEO terminates employment before the vesting date, other than as a result of retirement, death, or disability.

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Performance-Based Awards

The performance-based awards help drive our performance, while creating shareholder value by linking the shareholders’ and NEOs’ interests in creating shareholder value through long-term success. From 2014 through 2017, the sole long-term measure was TSR. In 2018, we added ROATA* as the primary performance measure and used TSR as a modifier. We believe TSR and ROATA* are useful measures, however, as discussed in our 2020 Proxy Statement, we modified the 2019 measures and used ROATCE*

and ICG Growth*, both modified by TSR, as our long-term performance measures for the 2019 and 2020 LTI awards. Shareholders commented positively that in the current operating environment, focus on TBV* growth, while continuing to pay an attractive dividend, and capital expansion are important considerations in an LTIP. ROATCE*, ICG Growth* and TSR provide for a good peer comparison that balances both financial return as well as delivering shareholder value. The chart below illustrates how our performance-based awards and payout are calculated:

As shown above, the performance award component of our LTIP is split into two components. The first component uses ROATCE* as the primary metric and measures our annual performance versus peer performance for each of the three years in the award time horizon. Each LTIP measure is calculated independently for each of the three years and then averaged for F.N.B. and each of its peers. We determine the payout level based upon how this average measure compares to our peers. This payout level is then increased or decreased based on TSR performance to determine the final payout percentage. TSR performance at median results in no adjustment to the award. If our TSR performance is at or below the 25th percentile of peers, the award is adjusted downward 25%. If our TSR performance is at or above the 75th percentile, the award is adjusted upward

25%. The final payout percentage is calculated by multiplying the metric result by the TSR result (1+/-25%).

The second component is ICG Growth* which is defined as the annual change in TBV* per common share plus the dividends declared per common share during the annual period, divided by TBV* per common share at the beginning of the performance period versus the same measures for our peers. Similar to ROATCE*, the award level associated with this measure is calculated independently for each of the three years of the award time horizon, and then averaged. Thereafter, the award is modified for TSR performance versus peers the same as described above for ROATCE* performance.

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In 2020, the Committee maintained the targets for the CEO and all other NEOs. The following table shows the target value of the 2020 grants for each of the NEOs. The performance awards will not vest until

2023 and the Performance-Based Awards only vest if our performance meets the requirements set forth in the awards.

Name	2020 LTIP Opportunity (% of Salary)	Performance- Based ($)	Time- Based ($)

Vincent J. Delie, Jr.	250%	1,880,552	1,158,051

Vincent J. Calabrese, Jr.	175	596,566	367,361

Gary L. Guerrieri	90	281,636	173,432

Robert M. Moorehead	90	274,325	168,930

Barry C. Robinson	90	236,994	145,946

Our 2020 performance-based awards are designed to align management’s long-term incentive compensation with our financial performance as measured over a three-year performance period compared to peers. These awards will not vest if we do not achieve the minimum relative performance, other than in the case of the death of the NEO during the performance period. The combination of these metrics provides for a balanced set of goals which measure and reward using financial performance metrics and a shareholder measure, TSR, over a three-year performance period.

Currently, there are three years of long-term performance awards outstanding as follows:

Year	Measures
2018	ROATA* with a TSR modifier
2019 & 2020	ROATCE* and ICG Growth*, both with TSR modifier

All of stock-based performance awards vest based on the following tables:

Performance Level	Percent Rank	Vesting Percentage

Threshold	25th Percentile	25% of Target

Target	50th Percentile	100% of Target

Maximum	75th Percentile	175% of Target

After determination of performance based on the primary financial performance measure, the 2018, 2019 and 2020 awards are adjusted for TSR performance versus peers as follows:

TSR Performance Level Rank (1)	Adjustment Percent

75th percentile or above	Plus 25%

50th percentile	No adjustment

25th percentile or below	Minus 25%

(1)	There is straight-line interpolation between all levels.

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Vesting of Performance Awards

Over the year 2020 represented in the Summary Compensation Table, as well as and over the last five years noted below, our NEOs compensation levels were significantly below the amounts disclosed in the Summary Compensation Table. This result is driven in large part by the minimal vesting of the performance awards of RSUs under our LTIP as more particularly set forth below:

Award Year	Vesting Year	Actual Vested Percent

2013	2017	50%

2014	2017	0%

2015	2018	0%

2016	2019	0%

2017	2020	50%

The awards granted from 2013 through 2017 were based exclusively on our relative TSR performance versus our peers. Since our TSR performance relative to our peers either did not meet our minimum threshold or only slightly exceeded threshold over these performance periods, our performance-based awards either did not vest or, in only two instances, vested at 50% of the target amount. Our Board remained disciplined in terms of plan payouts despite recognizing the strong financial performance of the Company and the use of a single metric. Therefore, as noted previously, we made prospective changes to our LTIP in order to ensure appropriate compensation for our NEOs based on our investment thesis by selecting metrics that create shareholder value and support our overall corporate strategy. These balanced measures are directly influenced by management and typically result in an increase in TSR performance. Another adverse result of misalignment of management’s performance and long-term incentive results due to the use of a single performance metric is low relative NEO equity ownership. The Committee believes that the changes it has made to the LTIP over the last several years will address this issue going forward. Nonetheless, the Committee continues to review this issue and our incentive compensation programs in order to ensure fair compensation and appropriate equity ownership for our executive officers that is aligned with shareholder interests and facilitates our attraction and retention of the appropriate executive talent.

Performance Results Relative to Peers

The following charts show how our 2018 and 2019 long-term incentive awards performed compared to the applicable peer group:

	Peer Median	FNB	Rank	Percent Rank

2018-2020 Operating ROATA*	1.1%	1.2%	7	68%

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This is the third year of a three-year performance cycle for the 2018 LTI award. We anticipate these awards will vest at 143%, after being modified for TSR performance on the vesting date. ROATA* performance is currently in the top of the second quartile, resulting in a payout of 155% before adjusting for TSR performance. TSR performance as of March 8, 2021 is slightly below the 50th percentile of peers and would modify the ROATA* award by 92%, which results in an estimated final payout of 143% (155% times 92%).

	Peer Median	FNB	Rank	Percent Rank

2019-2020 Operating ROATCE*	12.3%	15.1%	2	95%

2019-2020 ICG* (Change in TBV* Per Share + Dividends)	14.5%	15.4%	9	60%

ROATCE* performance is in the top decile and ICG Growth* in the second quartile. We currently expect the ROATCE* portion of the award to vest at 193% and ICG Growth* at 143%, after being modified for

TSR performance. TSR performance as of March 8, 2021 is in the second quartile of performance. The total payout award is currently expected to vest at 168% of target.

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We have completed two - thirds of the performance period for the 2019 awards. The above performance metrics apply to the performance-based RSUs and, for Mr. Delie, to the cash-based PeUs, which may be earned after a specified and limited number of shares is earned under the RSUs, and which continue to provide an incentive to achieve maximum performance levels.

The connection between our TSR performance, NEO compensation and the relative misalignment due to a focus in our LTIP on a singular performance metric,

TSR, for multiple years resulted in, among other things, the 2019 changes to our LTIP. Despite the impact of not meeting the TSR threshold and the corresponding lack of equity vesting, the Committee believes that our CEO and NEOs have led the Company admirably, as supported by our financial results and as measured by key performance metrics. In addition, we maintain a strong credit culture and continue to return a robust dividend to our shareholders. The table below demonstrates our performance in a number of key performance indicators:

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Additional Compensation Policies and Practices

Management Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, the other NEOs and certain senior management who participate in the LTIP, the F.N.B. Incentive Compensation Plan and any successor plan to have varying levels of stock ownership based upon the officer’s participation level in the F.N.B. Incentive Compensation Plan. The policy requires participants to hold the lesser of a specific share amount or a number of shares equal to a specific dollar threshold that is a multiple of the participant’s salary. We believe that this policy aligns management and shareholder interests and acts as a risk mitigant, because our NEOs have a significant long-term stake in our success. Under our policy, acceptable forms of stock ownership include:

•	Shares owned individually and by immediate family
•	Long-term stock awards, including all restricted stock and unit awards
•	Shares held in the 401(k) Plan

Specific ownership guidelines for the NEOs are as follows:

Named Executive Officer	Share Value	Number of Shares	Compliance

Vincent J. Delie, Jr.	5 x salary	250,000	met

Vincent J. Calabrese, Jr.	3 x salary	100,000	met

Gary L. Guerrieri	3 x salary	100,000	met

Robert M. Moorehead	3 x salary	100,000	met

Barry C. Robinson	3 x salary	100,000	met

We annually review progress toward achieving the ownership guidelines. Our NEOs are required to reach the stock ownership guidelines within five years after the later of any of the following events: commencement of participation in the long-term incentive portion of the F.N.B. Incentive Plan; promotion to a higher participation level; or, an increase in a participant’s ownership requirement. If an NEO does not hold the required share amount after the five-year period, the NEO will receive any future incentive awards as stock, in lieu of cash, that the participant must hold until he or she reaches the applicable required ownership level. All our NEOs currently meet the required stock ownership levels based on prior policies and are within the time period allotted to achieve the level required under our current stock ownership guidelines.

Retirement and Other Post-Employment Benefits

All employees are eligible to participate in a 401(k) Plan. All salaried employees hired before January 1, 2008, except employees of First National Insurance Agency, LLC (FNIA), participated in our defined benefit pension plan, the Retirement Income Plan (RIP), through December 31, 2010. At that time, we froze each participant’s accrued benefit amount and ceased future accruals.

In general, we have designed our retirement plans to provide NEOs and other employees with financial security after retirement. We provide matching contributions and a performance-based contribution under the 401(k) Plan for all employees, including the NEOs. Previously, we offered a defined benefit pension plan, the RIP. We detail its benefits to employees more particularly in the narrative accompanying the 2020 Pension Benefits table. Additionally, due to Code limits on the amount of compensation that may be recognized for tax-qualified retirement plans, certain NEOs were unable to make the full amount of contributions to the 401(k) Plan and the amount of their total pay that is included in the calculation of their pension benefit is limited. Therefore, we offered the F.N.B. Corporation ERISA Excess Retirement Plan (Excess Plan) and continue to offer the F.N.B. Corporation ERISA Excess Lost Match Plan to allow any affected employee, including the NEOs, to receive the full benefit intended by the qualified retirement plans. In 2010, we amended the Excess Plan consistent with the amendments to the RIP.

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In addition to those plans, we previously provided to some senior executives, including Mr. Guerrieri, a supplemental executive retirement plan, called the Basic Retirement Plan (BRP), which is designed to supplement the benefits provided by the RIP and the Excess Plan. The purpose of the BRP was to ensure a minimum level of retirement income for the NEOs and other senior officers who participated in the plan. We closed the BRP to new participants and ceased future accruals for all participants, effective December 31, 2008.

Post-Employment and Change in Control Payments

We believe post-retirement compensation is necessary to attract and retain talented executives and that our post-retirement benefits are competitive in the industry and provide NEOs with appropriate retirement benefits.

We provide severance and change in control payments through employment contracts that provide additional security for our NEOs. We determined that the continued retention of the services of our NEOs on a long-term basis fosters stability of senior management through retention of well-qualified officers. The 2020 Potential Payments Upon Termination or Change in Control tables and accompanying narrative detail the NEOs’ employment contracts.

The RIP benefit is determined by a precise formula set forth in the plan document and explained in the narrative accompanying the 2020 Pension Benefits table. The ERISA Excess Lost Match Plan and Excess Plan benefit formulas are based upon the specific opportunity or the amounts lost by the participant due to Code limits and are more fully detailed in the 2020 Non-Qualified Deferred Compensation and 2020 Pension Benefits tables and narratives. The benefit under the BRP is a monthly benefit equal to a target benefit percentage based on years of service at retirement and a designated tier as determined by the Committee and detailed in the narrative accompanying the 2020 Pension Benefits table. We do not grant extra years of credited service under any of our qualified or non-qualified plans. The termination and change in control benefits for NEOs were set by contract and are described more fully in the 2020 Potential Payments Upon Termination or Change in Control tables and in the narrative accompanying the 2020 Summary Compensation Table.

Other Benefits and Perquisites

The NEOs participate in a wide array of benefit plans that are generally available to all employees of the Company, on a non-discriminatory basis including the RIP(5), the 401(k) Plan and disability insurance coverage. Benefits primarily consist of participation in the Company’s defined benefit, defined contribution and health and welfare benefit plans. In addition, some of the NEOs receive perquisites in the form of club membership dues, a company car and other perquisites detailed as part of the 2020 Summary Compensation Table and accompanying narrative. We provide club membership dues to certain NEOs in order to provide them with the ability to engage in business development activities, including entertaining customers, potential customers and various business, community and political contacts, which is an integral part of our industry. Similarly, we provide certain NEOs a company car for purposes of appropriate transportation for entertainment of customers, vendors and business contacts and traveling between our facilities. It is the Committee’s policy that it will not include tax gross-ups in any new or amended employment agreements.

Tax and Accounting Treatment of Compensation

In 2017, the “Tax Cuts and Jobs Act” (Tax Act) became law and included significant changes to the executive compensation deduction rules in Section 162(m) of the Code. The Tax Act changed the scope of the employees covered by Section 162(m) of the Code and limits the deductibility of compensation in excess of one million dollars paid to the CEO, CFO and the other three most highly compensated executive officers. The Tax Act eliminated the performance-based compensation exception under Section 162(m) effective January 1, 2018, subject to a special rule that “grandfathers” certain awards or arrangements that were in effect on or before November 2, 2017. We intended for Performance-Based Awards of RSUs and annual incentive compensation granted under our FNB Incentive Plan prior to the effective date of the Tax Act, to meet the performance-based compensation exception to the annual million-dollar limitation. However, there can be no assurance that any amounts paid will be deductible under Section 162(m). While we are cognizant of the tax deduction limitations applicable to our compensation program for NEOs, we may set compensation levels or structure arrangements outside the deduction limitations if we deem the amount of compensation appropriate. The Committee

(5)

As noted in the Retirement and Other Post-Employment Benefits section, we closed the RIP to employees hired after December 31, 2007, and froze all benefits for all participants effective December 31, 2010.

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has the discretion to establish the compensation paid, or intended to be paid or awarded to the NEOs, as the Committee may determine it to be in our and our shareholders’ best interests. This is an important feature of our compensation practices because it provides the Committee with sufficient flexibility to respond to specific situations we encounter.

In addition, Section 409A of the Code provides for an additional tax on executives with respect to various features of deferred compensation arrangements. We have made the appropriate changes to our non-qualified retirement plans and employment agreements to help to ensure compliance with Code Section 409A and to attempt to avoid adverse impacts on F.N.B. or its executive officers as a result of

Section 409A. We do not expect these changes to have a material tax or financial effect on us.

As discussed above, we have calculated and discussed with the Committee the tax impact to us and the executives of each of our cash and equity compensation awards and agreements. We also calculate and monitor the accounting expense related to equity-based compensation using the guidance of Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation.

For more information regarding additional policies, please see Compensation Governance and Risk Management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with the Company’s management and, based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. Portions of this Proxy Statement, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company’s 2020 Form 10-K.

Respectfully submitted,

David J. Malone, Chair

Pamela A. Bena

Robert A. Hormell

David L. Motley

William J. Strimbu

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Compensation Committee Report

2020 Summary Compensation Table

The following table shows the total compensation paid or earned by the Company’s CEO, CFO and the three most highly-paid executive officers other than the CEO and CFO who were employed as of December 31,

2020. Each of the above is referred to as an NEO and, collectively, NEOs. The amounts include services rendered in all capacities to us and our subsidiaries for our year ended December 31, 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

Vincent J. Delie, Jr. President and CEO	2020	1,157,285	0	3,118,593	0	1,727,039	40,439	265,357	6,308,713
	2019	1,128,559	0	3,056,165	0	1,962,237	40,054	247,056	6,434,071
	2018	1,075,500	0	2,986,886	0	1,634,121	0	265,182	5,961,689

Vincent J. Calabrese, Jr. Chief Financial Officer	2020	524,480	0	963,927	0	549,990	19,880	125,999	2,184,276
	2019	511,538	0	952,146	0	711,393	20,579	111,797	2,307,453
	2018	491,769	0	868,906	0	597,760	0	98,329	2,056,764

Gary L. Guerrieri Chief Credit Officer	2020	481,434	0	455,068	0	378,656	162,462	91,894	1,569,514
	2019	469,562	0	449,512	0	489,778	171,377	77,793	1,658,022
	2018	450,789	0	341,373	0	410,960	0	71,604	1,274,726

Robert M. Moorehead Chief Wholesale Banking Officer	2020	468,937	0	443,255	0	368,827	0	94,450	1,375,469
	2019	457,381	0	437,832	0	477,064	0	76,264	1,448,541
	2018	435,789	0	330,013	0	397,292	0	67,489	1,230,583

Barry C. Robinson Chief Consumer Banking Officer	2020	405,160	0	382,940	0	318,635	0	56,743	1,163,478
	2019	395,235	0	378,279	0	412,143	0	57,843	1,243,500
	2018	383,827	0	290,652	0	349,908	0	51,930	1,076,317

(1)	Payments under the Company’s annual incentive plan for 2020 are reported in the Non-Equity Incentive Plan Compensation column instead of in the Bonus column, in accordance with SEC requirements.

(2)

The amounts shown in this column represent the grant date fair value of the time-based and performance-based RSUs and the cash-based PeUs granted during the fiscal year determined pursuant to ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s 2020 Form 10-K filed with the SEC on February 25, 2021. These awards earn dividend equivalents, which are subject to the same restrictions and vesting schedule as the underlying units. The amounts reflected in the table assume that the performance goals for the performance-based RSUs and the cash-based PeUs, will be achieved at target. The actual performance cannot be determined for three years and could be zero. At the maximum level of performance, the grant date fair value of the performance-based RSUs and the cash-based PeUs, would be: Mr. Delie, $4,113,710; Mr. Calabrese, $1,304,986; Mr. Guerrieri, $616,076; Mr. Moorehead, $600,089; and Mr. Robinson, $518,424. The amount for Mr. Delie also includes stock awards granted for service as a director in 2020 that vested immediately upon grant. (See narrative under the Director Compensation discussion of this Proxy Statement.)

(3)

Amount earned by the NEO as an annual incentive bonus under our STIP, based upon the Company’s performance. The STIP is discussed in further detail in the CD&A under the heading Annual Incentive Awards.

(4)

The amounts in this column reflect the actuarial change in the present value of the NEO’s benefit under all of our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. Our pension plans are described in the narrative accompanying the 2020 Pension Benefits table. We do not pay or provide above-market interest under Non-Qualified Deferred Compensation Plans.

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(5)	All other compensation as reported in this column for 2020 is comprised of the following amounts:

Name	Perquisites and Other Personal Benefits ($)(a)	Executive Insurance Premiums ($)(b)	401(k) Match and Company Contributions ($)	Deferred Compensation Lost Match ($)(c)	Total All Other Compensation ($)

Vincent J. Delie, Jr.	57,037	7,940	18,169	182,211	265,357

Vincent J. Calabrese, Jr.	40,271	6,451	18,169	61,108	125,999

Gary L. Guerrieri	23,091	6,525	18,169	44,109	91,894

Robert M. Moorehead	22,903	10,908	18,169	42,470	94,450

Barry C. Robinson	565	3,796	18,169	34,213	56,743

(a)

The dollar amount of the perquisite or other personal benefits represents the incremental cost to us of providing the benefit. This column includes the costs of social club dues for Messrs. Delie, Calabrese, Guerrieri and Moorehead; personal financial planning for Messrs. Delie and Calabrese; personal use of company-provided automobiles for Messrs. Delie, Calabrese and Guerrieri; parking fees for Messrs. Delie, Calabrese, Guerrieri and Moorehead; and personal use of corporate aircraft for Mr. Delie. The valuation of the Company provided automobiles was calculated as our current year depreciation or leasing expense for the automobile plus all costs incurred related to the automobile (including, but not limited to, the cost of insurance, gas, car washes, repairs, registration and inspection fees), less our mileage reimbursement allowance for business miles driven by employees who use their own automobile for business purposes. While our Compensation Committee has a strong preference for our CEO to take all of his flights on the corporate aircraft (personal and business), our Aircraft Usage Policy limits the number of personal flight hours our CEO may use each year during times when it is not being used for business travel. In authorizing such personal usage, our Compensation Committee considered the advantages that personal aircraft usage offers the Company, including mitigating security risks and encouraging reduced travel time, thereby promoting the CEO’s availability, efficiency and productivity. Mr. Delie’s use of the aircraft did not exceed five (5) personal flight hours in 2020. In regard to such personal use by Mr. Delie or his approved non-business guests, income is imputed to Mr. Delie for tax purposes, for which he covers the tax liability and no gross-up is provided by the Company. In addition, our Aircraft Usage Policy contains procedures to document the principles to be applied in determining the classification of a flight as business or personal and the calculation of the aggregate incremental cost for perquisite purposes, including a definition of personal use and appropriate methodologies for allocating cost between business and personal use when necessary.

Based upon certain operational restrictions and administrative efficiencies, we operate our corporate aircraft under Federal Aviation Administration rules and regulations that limit our ability to accept reimbursement for personal flights on our aircraft. The incremental cost to F.N.B. for personal aircraft use is calculated by dividing the total number of personal passenger hours by the total passenger hours, then multiplying that number by the Company’s total variable cost for 2020. The total variable cost includes costs related to maintenance, crew expenses, pro rata cost of extra fuel due to additional weight, meals, beverages, landing fees and ground transportation services. Since the aircraft is used primarily for business travel, total variable cost does not include the calculation of fixed costs that do not change based on particular usage, such as crew salaries, insurance, aircraft management services, hangar rental, capital improvement costs intended to cover a multi-year period, and other fixed costs not affected by the presence of additional passengers.

(b)	This amount reflects Company paid premiums for executive owned life insurance coverage.

(c)	This amount reflects Company contributions during the year to the ERISA Excess Lost Match Plan as more fully described in the narrative accompanying the 2020 Non-Qualified Deferred Compensation table.

The foregoing 2020 Summary Compensation Table does not include certain fringe benefits generally made available on a non-discriminatory basis to all of our salaried employees such as group health insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses.

In 2010, the Committee made a policy decision not to provide a tax gross-up in any new or amended employment agreements.

Mr. Delie became CEO in 2012 and entered into his employment agreement with us and FNBPA on December 15, 2010. Mr. Delie’s contract has an initial term of three years and, unless sooner terminated, automatically extends for one year on the anniversary of the commencement date such that, on the anniversary date, the contract has a three-year term. Either party may terminate the automatic renewal provision by providing the other party with 30 days’ advance written notice of non-renewal prior to the anniversary of the commencement date. Currently, Mr. Delie’s employment agreement runs through December 2023. Under the terms of the agreement, Mr. Delie is entitled to receive a base salary that may be increased from time to time as determined by the Committee. Additionally, in 2020, Mr. Delie was eligible to participate in our annual incentive compensation plan at a target award level of 100% of his base salary. Thus, he had the possibility of achieving a bonus between 0% and 200% of his base salary. The severance and change in control provisions of Mr. Delie’s employment agreement are described in the narrative accompanying the 2020 Potential Payments Upon Termination or Change in Control tables.

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Mr. Calabrese serves as our CFO and entered into his employment agreement, the amounts for which are detailed in the 2020 Summary Compensation Table, with FNBPA on February 21, 2013. The initial term of the agreement was for two years, and automatically extends for a one-year period on each anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term unless sooner terminated. Either party may terminate the automatic renewal of the agreement by providing the other with 60 days’ advance written notice of non-renewal. Mr. Calabrese’s contract runs through February 2023. Under the terms of the agreement, Mr. Calabrese receives a base salary that may be increased from time to time as determined by the Committee. Additionally, Mr. Calabrese is eligible to participate in our annual incentive compensation and bonus plans at the discretion of the Committee with a target award level of 80% of base salary for 2020. Thus, he had the possibility of achieving a bonus between 0% and 160% of his base salary. The severance and change in control provisions of Mr. Calabrese’s employment agreement are described in the narrative accompanying the 2020 Potential Payments Upon Termination or Change in Control tables.

Mr. Guerrieri serves as our Chief Credit Officer. He entered into an employment contract with FNBPA on January 25, 2002. Mr. Guerrieri’s contract had an initial term of two years and automatically extends for a one-year period on the anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term, unless either party terminates the contract sooner. Either party may terminate the automatic renewal of the agreement by providing the other 60 days’ advance written notice of non-renewal. Mr. Guerrieri’s contract runs through January 2023. Under the terms of the agreement, Mr. Guerrieri receives a base salary, as reflected in the 2020 Summary Compensation Table that may be increased from time to time as determined by the

Committee. Mr. Guerrieri is also eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Mr. Guerrieri’s target award level for annual incentive compensation was 60% of his base salary for 2020. Thus, he has the possibility of achieving a bonus between 0% and 120% of his base salary. The severance and change in control provisions of Mr. Guerrieri’s employment agreement are described in the narrative accompanying the 2020 Potential Payments Upon Termination or Change in Control tables. In December 2008 and December 2012, we amended Mr. Guerrieri’s contract in order to comply with and clarify certain points related to Code Section 409A.

Mr. Moorehead served as our Chief Wholesale Banking Officer and retired effective January 1, 2021. He entered into his employment agreement on September 10, 2015. Mr. Moorehead’s agreement was materially the same as Mr. Robinson. Mr. Robinson serves as our Chief Consumer Banking Officer and entered into his current employment agreement on November 4, 2015. Their agreements were for an initial term of two years and automatically renew such that, on the anniversary date, they have two years remaining. Under the terms of the contracts, Messrs. Moorehead and Robinson receive base salaries as reflected in the 2020 Summary Compensation Table that may be increased from time to time as determined by the Committee. They are eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Their target award level for annual incentive compensation in 2020 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary. The severance and change in control provisions of Messrs. Moorehead’s and Robinson’s employment agreements are described in the narratives accompanying the 2020 Potential Payments Upon Termination or Change in Control tables.

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2020 Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards to the NEOs for 2020:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type (1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vincent J. Delie, Jr.	STIP	n/a	0	1,158,045	2,316,090	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	3-20-2020	n/a	n/a	n/a	n/a	n/a	n/a	170,804	n/a	n/a	1,158,051
	RSU-PB	3-20-2020	n/a	n/a	n/a	48,039	117,398	117,398	n/a	n/a	n/a	861,701
	PeU	3-20-2020	0	1,018,851	3,252,009	n/a	n/a	n/a	n/a	n/a	n/a	1,018,851
	DIR	5-13-2020	n/a	n/a	n/a	n/a	n/a	n/a	11,798	n/a	n/a	79,990

Vincent J. Calabrese, Jr.	STIP	n/a	0	419,840	839,680	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	3-20-2020	n/a	n/a	n/a	n/a	n/a	n/a	54,183	n/a	n/a	367,361
	RSU-PB	3-20-2020	n/a	n/a	n/a	15,239	81,276	177,791	n/a	n/a	n/a	596,566

Gary L. Guerrieri	STIP	n/a	0	289,050	578,100	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	3-20-2020	n/a	n/a	n/a	n/a	n/a	n/a	25,580	n/a	n/a	173,432
	RSU-PB	3-20-2020	n/a	n/a	n/a	7,194	38,370	83,934	n/a	n/a	n/a	281,636

Robert M. Moorehead	STIP	n/a	0	281,547	563,094	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	3-20-2020	n/a	n/a	n/a	n/a	n/a	n/a	24,916	n/a	n/a	168,930
	RSU-PB	3-20-2020	n/a	n/a	n/a	7,008	37,374	81,756	n/a	n/a	n/a	274,325

Barry C. Robinson	STIP	n/a	0	243,233	486,466	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	3-20-2020	n/a	n/a	n/a	n/a	n/a	n/a	21,526	n/a	n/a	145,946
	RSU-PB	3-20-2020	n/a	n/a	n/a	6,054	32,288	70,630	n/a	n/a	n/a	236,994

(1)

Award types are as follows: STIP is an annual incentive cash award, RSU-TB is a long-term time-based restricted stock unit award, RSU-PB is a long-term performance-based restricted stock unit award. PeU is a long-term cash-based performance award and DIR is the annual director stock award.

(2)

The amounts shown for STIP represent the threshold, target and maximum amounts to be earned by the NEO under the annual incentive compensation program based upon our performance during 2020. The amounts actually earned for 2020 were above the target and are reflected in the Non-Equity Incentive Plan Compensation column of the 2020 Summary Compensation Table. The amounts shown for PeU. all of which are settled in cash, represent the target and maximum cash amounts, subject to limitations in the Incentive Compensation Plan, that could be earned by the NEO under Performance Unit awards based upon the Company’s performance during the three-year performance period commencing January 1, 2020 through December 31, 2022, provided the NEO remains continuously employed through the February 15, 2023 vesting date. As of December 31, 2020, we believe that it is probable that we will achieve the performance conditions between the target and maximum levels for the awards granted March 20, 2020. We will not know the actual amount that vests until 2023. The grant date fair values of PeUs assume payout at target level and are reflected in the Summary Compensation Table in the year of grant. If we meet the performance conditions and the NEO terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination as more particularly detailed in the 2020 Potential Payments Upon Termination or Change in Control tables.

(3)

For awards granted March 20, 2020, the amounts shown represent the threshold, target and maximum unit amounts, subject to limitations in the FNB Incentive Plan, that could be earned by the NEO under performance-based RSU awards based upon the Company’s performance during a three-year performance period commencing January 1, 2020, through December 31, 2022, provided the NEO remains continuously employed through the February 15, 2023 vesting date. As of December 31, 2020, we believe that it is probable that we will achieve the performance conditions between the target and maximum levels for the awards granted March 20, 2020. We will not know the actual amount that vests until 2023. If we meet the performance conditions, and the NEO terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination as more particularly detailed in the 2020 Potential Payments Upon Termination or Change in Control tables.

(4)

The amount shown represents the number of time-based RSUs granted March 20, 2020, which will vest if the NEO remains continuously employed until the January 4, 2021, January 3, 2022, and January 2, 2023, vesting dates. The amount for Mr. Delie also includes annual director stock awards as more particularly detailed in the 2020 Summary Compensation Table and the narrative under the Director Compensation discussion of this Proxy Statement.

(5)

The amount shown represents the grant date fair value as determined under ASC Topic 718 of all time-based restricted stock unit awards, all performance-based restricted stock unit awards and all PeUs, assuming payout at target levels, granted in 2020.

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Participants who terminate service prior to year end are not eligible for annual incentive compensation under the program. In the event of death, disability, or retirement (i.e., age 55 with five years of service) during the year or before we make payment of the annual incentive award amount, the Committee may approve a discretionary award. The program provides for payment in the case of a change in control as more particularly detailed in the 2020 Potential Payments Upon Termination or Change in Control tables.

We issue time-based and performance-based awards in the form of RSUs that earn dividend equivalents that are subject to the same restrictions and vesting schedule as the underlying RSUs. The program allows for accelerated or pro-rated vesting of the RSUs in the case of death, disability, retirement, or change in control as more particularly detailed in the 2020 Potential Payments Upon Termination or Change in Control tables.

There are 5,504,721 shares remaining available for awards under the FNB Incentive Plan, which represent 1.7% of the outstanding shares of our common stock as of December 31, 2020.

2020 Outstanding Equity Awards at Fiscal Year-End(1)

The following table sets forth certain information summarizing the outstanding equity awards of each NEO as of December 31, 2020.

	Option Awards(2)					Stock Awards(3)

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Vincent J. Delie, Jr.	0	0	0	0	n/a	377,900	3,590,050	600,629	5,705,976

Vincent J. Calabrese, Jr.	0	0	0	0	n/a	118,151	1,122,435	187,021	1,776,700

Gary L. Guerrieri	0	0	0	0	n/a	53,835	511,433	84,355	801,373

Robert M. Moorehead	0	0	0	0	n/a	52,366	497,477	57,204	543,438

Barry C. Robinson	0	0	0	0	n/a	45,398	431,281	71,177	676,182

(1)	All awards were made under the FNB Incentive Plan.

(2)

Options may be granted under the FNB Incentive Plan with up to a ten-year expiration date and with a strike price of no less than 100% of the closing sales price of our common stock on the NYSE on the business day preceding the award date. Options cannot be transferred or assigned by a participant under the FNB Incentive Plan, other than by will or pursuant to the laws of succession. We have not issued stock options for any year reported in the 2020 Summary Compensation Table.

(3)

RSUs and cash-based PeUs awarded under the FNB Incentive Plan subject to a restriction period and/or satisfaction of one or more performance-based criteria, as determined by the Committee. Unless otherwise determined by the Committee, if a participant terminates employment with us or our subsidiaries for a reason other than retirement, disability, death or change in control, as detailed in the 2020 Potential Payments Upon Termination or Change in Control tables, before the expiration of the applicable restriction period, the participant will forfeit any RSUs and PeUs that are still subject to a restriction. When awards vest, the participant recognizes ordinary income on the then market value of the shares, in the case of RSUs, or cash amount received, in the case of PeUs, and we receive a tax deduction in that same amount.

(4)	RSUs in this column consist of all time-based RSUs outstanding that will vest if the NEO remains employed on the vesting date. These RSUs are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Moorehead	Mr. Robinson

January 4, 2021	59,522	18,882	8,914	0	7,501

April 1, 2021	82,862	24,558	9,648	0	8,217

July 1, 2021	0	0	0	35,000	0

January 3, 2022	59,522	18,882	8,914	8,683	7,501

April 1, 2022	116,470	36,947	17,444	0	14,677

January 2, 2023	59,524	18,882	8,915	8,683	7,502

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(5)

This column represents the performance-based RSUs and the cash-based PeUs that may be issued to Mr. Delie. For the purposes of the disclosure requirements related to this table, we have reported the awards granted in 2018 at the target level, awards granted in 2019 at the maximum level, which in the case of Mr. Delie are comprised of a portion of performance-based RSUs and performance-based cash units, and awards granted in 2020 at the threshold level, all subject to the limitations in the FNB Incentive Plan. Based on these assumptions, these performance-based RSUs and cash-based PeUs are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Moorehead	Mr. Robinson

April 1, 2021	168,235	49,857	19,589	0	16,677

July 1, 2021	0	0	0	17,358	0

April 1, 2022	382,170	121,232	57,244	32,520	48,170

February 15, 2023	50,224	15,932	7,522	7,326	6,330

2020 Option Exercises and Stock Vested(1)

The following table contains information concerning the aggregate option exercises and the vesting of restricted stock by the NEOs in 2020.

	Option Awards		Stock Awards(2)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Vincent J. Delie, Jr.	0	0	139,680	1,029,442

Vincent J. Calabrese, Jr.	0	0	41,390	305,044

Gary L. Guerrieri	0	0	16,259	119,829

Robert M. Moorehead	0	0	15,705	115,746

Barry C. Robinson	0	0	13,859	102,141

(1)	All awards were made under the FNB Incentive Plan.

(2)

The amount included in the table above reflects a value realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date. Vested shares included (i) time-based shares that vested as a result of the NEO being employed by us during the entire required period and (ii) performance-based shares which vested at 50% of their target amounts.

2020 Pension Benefits

The following table contains information concerning the pension benefits for each NEO as of December 31, 2020:

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)

Vincent J. Delie, Jr.	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan	5.17 5.17	171,306 60,140	0 0

Vincent J. Calabrese, Jr.	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan	3.75 3.75	119,492 9,044	0 0

Gary L. Guerrieri	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan F.N.B. Corporation Basic Retirement Plan	24.17 24.17 22.17	919,968 146,182 86,618	0 0 0

Robert M. Moorehead(1)	n/a	n/a	0	0

Barry C. Robinson(1)	n/a	n/a	0	0

(1)	Messrs. Moorehead and Robinson do not participate in the RIP, BRP or the Excess Plan which were frozen to new participants before Mr. Moorehead and Mr. Robinson commenced employment with us.

(2)	Our pension plans do not provide credit for additional years of service to any of the NEOs.

(3)

For the RIP, the Excess Plan and the BRP, the present value of accumulated benefits reflected above was determined using the same assumptions as used for the December 31, 2020, financial statement disclosures, except assuming retirement at the earlier of age 65 or the earliest unreduced retirement age. We have assumed a discount rate of 2.35% for the RIP and 1.95% for the BRP and the Excess Plan. For post-retirement mortality, we are using the Pri-2012 nondisabled annuitant table projected generationally with the MP-2020 improvement scale.

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The following is a summary of our qualified and non-qualified plans mentioned in the 2020 Pension Benefits table:

Retirement Income Plan

Until 2008, the RIP, a traditional defined benefit plan qualified under the Code and subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), was available to all salaried employees, except FNIA employees. In 2007, we closed the RIP to employees who commenced employment with us or our affiliates on or after January 1, 2008, and in 2010, we froze the plan and we have not made accruals for participants after December 31, 2010. The RIP provides for benefit payments in the form of a lifetime annuity with five years guaranteed and provides the participant with the ability to select from several choices for the form of the annuity. The election that the participant chooses may affect the amount of the annual benefit as reflected in the 2020 Pension Benefits table. Effective January 1, 2007, we amended the plan such that the benefit is calculated in two pieces. First, for the period worked by a participant prior to January 1, 2007 (Pre-2007 Benefit), the annual annuity benefit is payable without reduction to participants with five years of service who retire after age 62 and is calculated by multiplying each participant’s final average base salary by 1.2% plus, if appropriate, 0.5% of the participant’s final average base salary that is in excess of covered compensation (as defined in Section 401(1)(5)(E) of the Code), with the sum being multiplied by the participant’s years of credited service, not to exceed 25 years including service through December 31, 2006. A participant’s final average base salary is calculated using the highest 60 consecutive months of base salary, not including incentive compensation, within the last 120 months of the participant’s service with us or our affiliates prior to January 1, 2007. The Pre-2007 Benefit was frozen as of December 31, 2006. Beginning in 2007, we calculated each participant’s benefit by adding the Pre-2007 Benefit to the benefit determined under the post-2007 formula detailed below. For 2007 through 2010 (Post-2007 Benefit), we calculated each participant’s annual retirement benefit by taking the participant’s total pay earned from January 1, 2007, through December 31, 2010, and multiplying it by 1%. The benefit earned after 2007 is payable without reduction to participants who retire on or after age 65. The RIP provides for cliff vesting after five years of employment. The RIP provides for an early commencement reduction factor that decreases as the participant’s age approaches the normal retirement age of 62 for the Pre-2007 Benefit and 65 for the Post-2007 Benefit. The early reduction factor is multiplied by the participant’s benefit as determined by the RIP to arrive at the reduced benefit.

ERISA Excess Retirement Plan

The Excess Plan is a non-qualified plan under ERISA and was available to all participants of the RIP until December 31, 2010, when we ceased all future accruals. The Excess Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the RIP formula if the Code did not impose limits on the amount of compensation included for purposes of calculating a qualified plan benefit. The Excess Plan provides the full amount of benefit that would have been paid under the formula of the RIP but for the Code limits, reduced by the amount of benefit that is actually provided by the RIP. The participant’s rights to benefits under the Excess Plan cliff vest at 100% if the participant terminates service due to death, after a “change in control” (as defined in the Excess Plan), or upon retirement on or after reaching age 55 with five years of service. Benefits are payable either in an annuity or a lump sum depending upon the reason for termination, with payments commencing the first day of the month following six months after the participant separates from service.

Basic Retirement Plan

The BRP is a separate supplemental executive retirement benefit plan. Mr. Guerrieri is the only NEO to which the plan applies. Effective December 31, 2008, we amended the BRP such that there have not been any new participants in the plan or additional accruals for existing participants since the amendment. Officers participating in the BRP receive a benefit based on a target benefit percentage that is based on the officer’s years of service at retirement. The target percentages are based upon the tier assigned to the participant by the Committee. The tier percentages are as follows: Tier 1, 3.00% for each of the first ten years of employment, plus 1.50% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment; Tier 2, 3.50% for each of the first ten years of employment, plus 2.00% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment.

When a participant retires, the benefit under the BRP is a monthly benefit equal to the participant’s aggregate target benefit percentage multiplied by the participant’s highest average monthly cash compensation including bonuses during five consecutive calendar years within the last ten calendar years of employment before 2009. This monthly

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benefit is reduced by the monthly benefit the participant receives from the Social Security Administration, the RIP, the Excess Plan and the annuity equivalent of the automatic contributions paid to participants under the 401(k) and Lost Match Plans. Before the plan was frozen, Mr. Guerrieri participated at the Tier 1 level.

The participant’s rights to benefits under the BRP vest at 100% if the participant terminates service due to death, disability, after a “change in control” (as defined in the BRP) or normal retirement (age 65). The BRP contains a provision for reducing the basic benefit if the participant retires prior to normal retirement but on or after early retirement (age 55 with five years of service). A participant forfeits benefits in the event we terminate the participant’s employment for cause or a participant voluntarily terminates employment prior to early retirement.

2020 Non-Qualified Deferred Compensation

The following table contains information concerning the non-qualified deferred compensation plan account balances for each NEO for 2020. All contributions are under the ERISA Excess Lost Match Plan as described below.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Vincent J. Delie, Jr.	0	182,211	12,941	0	1,065,161
Vincent J. Calabrese, Jr.	0	61,108	4,168	0	346,623
Gary L. Guerrieri	0	44,109	3,011	0	252,508
Robert M. Moorehead	0	42,470	2,239	0	191,779
Barry C. Robinson	0	34,213	1,888	0	161,597

(1)

Note that the amount of our contributions is also included in the All Other Compensation column of the 2020 Summary Compensation Table. These contributions are not in addition to the amount reported there.

(2)	This plan does not provide for above-market interest.

(3)

Our contributions during each fiscal year have historically been reported in the Summary Compensation Table for each year in which the NEO was considered such, and aggregate earnings during the fiscal year have been historically excluded from the Summary Compensation Table. Additionally, the amounts reflected represent the NEO’s entire balance under this plan which is fully vested.

The amounts reflected in the 2020 Non-Qualified Deferred Compensation table were contributed to accounts for the NEOs under the ERISA Excess Lost Match Plan. The ERISA Excess Lost Match Plan provides for Company contributions, equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the 401(k) Plan if the IRS did not impose contribution or pay limitations. Under the ERISA Excess Lost Match Plan, the amount credited to the participant’s account accrues interest at the rate set by FNBPA as its highest interest rate on the first day of the year on the longest-term IRA account that it offers. The benefit is then paid as a single lump sum on the first of the month following six months after the participant terminates employment.

In addition to the Lost Match Plan, which is the deferred compensation plan detailed in the table above, we also maintain a deferred compensation plan known as the F.N.B. Corporation Non-Qualified Deferred Compensation Plan (Deferred Compensation Plan). The Committee may select a group of management employees to participate in the plan. Currently, there are no participants in the Deferred Compensation Plan. The Deferred Compensation Plan provides a participant the ability to defer into the plan a portion of his or her annual cash compensation, including 50% of base salary and 100% of any annual incentive compensation he or she would otherwise receive to help postpone and minimize taxes while accumulating capital on a pre-tax basis until termination of employment. A participant may elect to defer his or her compensation into a fixed interest rate option, with the interest rate determined by the Committee.

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2020 Potential Payments Upon Termination or Change in Control

Our current NEOs are each a party to an employment agreement that provides for certain salary and benefits upon termination of employment under various scenarios. The agreements are all described more fully in the narrative and tables below. The tables below set forth the estimated current value of benefits that could be paid to each of our NEOs upon various termination events. The actual amounts paid upon any of these termination events will only be known at the time that the benefits become payable. The tables reflect the amounts that could be payable under the various arrangements if the event in question occurred as of December 31, 2020. The NEOs’ employment agreements do not provide for any additional payments or benefits in the event of a voluntary termination of employment by the executive without good reason or an involuntary termination by us for cause. Under those scenarios, the NEOs are only entitled to their accrued and unpaid obligations, such as salary, unused vacation and vested benefits. The following tables contain common information about our qualified and non-qualified plans and policies, as well as assumptions used by us in arriving at the amounts contained in the tables. To the extent the information is common it is contained in the endnotes to the 2020 Potential Payments Upon Termination or Change in Control tables and is indicated by letters.

2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. DELIE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Change in Control – No Termination ($)	Good Reason or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Accrued Base Salary (a)	40,086	40,086	0	40,086	40,086	40,086
Base Salary Continuation(1)	0	3,474,135	0	3,474,135	0	982,548
Executive Incentive Compensation (b)(2)	0	1,727,039	1,727,039	0	1,727,039	1,727,039
Bonus(1)	0	5,323,397	0	5,323,397	0	0
Restricted Stock and PeUs:
Unvested and Accelerated (c)(2)	9,192,224	10,973,612	10,973,612	9,192,224	9,632,335	7,515,364
Benefits and Perquisites:
Accrued Vacation (d)	44,540	44,540	0	44,540	44,540	44,540
Post-Termination Health Care(3)	0	47,029	0	47,029	0	0
401(k) Plan (e)(4)	259,354	259,354	0	259,354	259,354	259,354
RIP (f)(4)	133,194	133,194	0	133,194	126,587	171,306
Excess Plan (g)(4)	44,063	41,637	0	44,063	41,961	60,140
ERISA Excess Lost Match Plan(5)	1,065,161	1,065,161	0	1,065,161	1,065,161	1,065,161
Total:	10,778,622	23,129,184	12,700,651	19,623,183	12,937,063	11,865,538

(1)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Delie as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(2)

Based on Mr. Delie’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Delie.

(3)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(4)	Mr. Delie is 100% vested in his benefit under this plan.

(5)

Mr. Delie is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Delie’s account balance under this plan as of December 31, 2020. Upon termination of employment for any reason, Mr. Delie is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

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Mr. Delie’s employment agreement does not provide for any additional benefits, other than the payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment by Mr. Delie without good reason or by us for cause. Mr. Delie’s agreement allows him to terminate the agreement for good reason and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of his agreement, good reason exists if Mr. Delie experiences any of the following: reduction in base salary unless the reduction is less than 10% and part of an overall reduction; a material diminution in compensation and benefits unless part of an overall reduction; a material diminution of his authority, duties and responsibilities; a change of material duties that are inconsistent with the position; a material diminution of the budget over which he maintains control; relocation of his office more than 50 miles from both Pittsburgh and Hermitage, Pennsylvania; or there occurs material diminution of the duties of his supervisor or a material breach of the agreement by us. Mr. Delie’s contract does not provide a gross-up under Section 280G of the Code.

For purposes of Mr. Delie’s and all other NEO’s employment agreements, “change in control” means any merger or consolidation with another corporation, and as a result of such merger or consolidation, our shareholders as of the day preceding such transaction will own less than 51% of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of 80% or more of our common stock for securities of another entity in which our shareholders will own less than 51% of such entity’s outstanding voting securities, or in the event of the sale of a substantial portion of our assets (including the capital stock we own in our subsidiaries) to an unrelated third party.

2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. CALABRESE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Change in Control – No Termination ($)	Good Reason or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Accrued Base Salary (a)	18,166	18,166	0	18,166	18,166	18,166
Base Salary Continuation(1)	0	1,574,400	0	1,574,400	0	349,296
Executive Incentive Compensation (b)(2)	0	549,990	549,990	0	549,990	549,990
Bonus(1)	0	1,859,143	0	1,859,143	0	0
Restricted Stock and PeUs:
Unvested and Accelerated (c)(2)	2,867,631	3,426,346	3,426,346	2,867,631	3,000,851	2,334,316
Benefits and Perquisites:
Accrued Vacation (d)	20,185	20,185	0	20,185	20,185	20,185
Post-Termination Health Care(3)	0	47,029	0	47,029	0	0
401(k) Plan (e)(4)	246,589	246,589	0	246,589	246,589	246,589
RIP (f)(4)	95,683	95,683	0	95,683	89,742	119,492
Excess Plan (g)(4)	7,123	6,794	0	7,123	6,704	9,044
ERISA Excess Lost Match Plan(5)	346,623	346,623	0	346,623	346,623	346,623
Total:	3,602,000	8,190,948	3,976,336	7,082,572	4,278,850	3,993,701

(1)

In the event that we terminate Mr. Calabrese’s employment without cause or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Calabrese as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(2)

Based on Mr. Calabrese’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Calabrese.

(3)

In the event that we terminate Mr. Calabrese’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(4)	Mr. Calabrese is 100% vested in his benefit under this plan.

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(5)

Mr. Calabrese is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Calabrese’s account balance under this plan as of December 31, 2020. Upon termination of employment for any reason, Mr. Calabrese is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL GARY L. GUERRIERI

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Change in Control – No Termination ($)	Good Reason Termination(1) ($)	Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Accrued Base Salary (a)	16,676	16,676	0	16,676	16,676	16,676	16,676
Base Salary Continuation(1)	0	963,500	0	903,064	963,500	0	306,252
Executive Incentive Compensation (b)(2)	0	378,656	378,656	378,656	0	378,656	378,656
Restricted Stock and PeUs:
Unvested and Accelerated (c)(2)	1,299,452	1,556,072	1,556,072	1,556,072	1,299,452	1,355,156	1,046,121
Benefits and Perquisites:
Accrued Vacation (d)	18,529	18,529	0	18,529	18,529	18,529	18,529
Post-Termination Health Care(3)	0	720	0	0	720	0	0
401(k) Plan (e)(4)	323,032	323,032	0	323,032	323,032	323,032	323,032
RIP (f)(4)	761,018	761,018	0	761,018	761,018	695,392	919,968
Excess Plan (g)(4)	113,842	109,627	0	113,842	113,842	103,671	146,182
BRP (g)(4)	93,010	89,567	0	93,010	93,010	86,536	86,618
ERISA Excess Lost Match Plan(5)	252,508	252,508	0	252,508	252,508	252,508	252,508
Total:	2,878,067	4,469,905	1,934,728	4,416,407	3,842,287	3,230,156	3,494,542

(1)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to base salary continuation for two years. In the event that Mr. Guerrieri voluntarily terminates his employment within 90 days of a change in control, he is entitled to a cash payment, equal to one times his base amount as defined in Section 280(G)(b)(3) of the Code, paid in three equal installments with the first payment to be made on the effective date of his termination of employment, the second payment to be made on the last day of the sixth month following such effective date and the third payment to be made on the last day of the 12th month following such effective date. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(2)

Based on Mr. Guerrieri’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Guerrieri.

(3)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance for 18 months less the amount that Mr. Guerrieri would have paid towards medical insurance if he were still employed during that time. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(4)	Mr. Guerrieri is 100% vested in his benefit under this plan.

(5)

Mr. Guerrieri is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Guerrieri’s account balance under this plan as of December 31, 2020. Upon termination of employment for any reason, Mr. Guerrieri is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Mr. Guerrieri’s employment agreement provides that Mr. Guerrieri may voluntarily terminate his employment after a change of control and receive a bonus payment payable in three installments equal to his Base Amount as defined in the Code. His contract does not provide for a gross-up under Section 280G of the Code. It was our intention when structuring the amendment to his agreement that any payments will comply with Code Section 409A. He is not entitled to any additional benefits other than accrued and unpaid obligations under a termination of employment voluntarily by Mr. Guerrieri or by the Company for cause. Mr. Guerrieri’s agreement provides for a reduction of certain amounts in the above tables after the first 12 months of payments if Mr. Guerrieri obtains new employment. Mr. Guerrieri’s employment agreement provides that upon a change in control, if the acquiring company terminates Mr. Guerrieri’s employment, Mr. Guerrieri may obtain employment with a competitive enterprise, which new employment would otherwise be restricted by the employment agreement, provided Mr. Guerrieri releases the acquiring company from any payment obligations under the terms of the employment agreement. “Change in control” has the same definition as noted above for Mr. Delie.

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Mr. Moorehead retired from the company effective January 1, 2021. As a result of his retirement, Mr. Moorehead received the following:

2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL ROBERT M. MOOREHEAD

Executive Benefits and Payments Upon Termination	Retirement ($)
Compensation:
Accrued Base Salary (a)	16,243
Executive Incentive Compensation (b)(1)	368,827
Restricted Stock and PeUs:
Unvested and Accelerated (c)(2)	1,236,961
Benefits and Perquisites:
401(k) Plan (e)(3)	237,685
ERISA Excess Lost Match Plan(4)	191,779
Total:	2,051,495

(1)	This amount is also reflected in the 2020 Summary Compensation Table.

(2)

Based on Mr. Moorehead’s age and length of service, he was eligible for normal retirement under the FNB Incentive Plan. The amount reflected represents the value of restricted stock and Performance Unit awards that vested upon normal retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, will be distributed to Mr. Moorehead.

(3)	Mr. Moorehead is 100% vested in his benefit under this plan.

(4)

Mr. Moorehead is 100% vested in his benefit under this plan. The amount reflected represents the cash value of Mr. Moorehead’s account balance under this plan as of December 31, 2020. Mr. Moorehead is entitled to receive a lump sum distribution of his entire account balance under this plan on July 1, 2021.

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2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL BARRY C. ROBINSON

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Change in Control – No Termination ($)	Good Reason(1) or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Accrued Base Salary (a)	14,033	14,033	0	14,033	14,033	14,033
Base Salary Continuation(2)	0	810,775	0	810,775	0	229,884
Executive Incentive Compensation (b)(2)	0	318,635	318,635	0	318,635	318,635
Restricted Stock and PeUs:
Unvested and Accelerated (c)(3)	1,105,814	1,322,980	1,322,980	1,105,814	1,153,918	893,596
Benefits and Perquisites:
Accrued Vacation (d)	15,592	15,592	0	15,592	15,592	15,592
Post-Termination Health Care(4)	0	32,701	0	32,701	0	0
401(k) Plan (e)(5)	186,135	186,135	0	186,135	186,135	186,135
RIP (f)(6)	0	0	0	0	0	0
ERISA Excess Lost Match Plan(7)	161,597	161,597	0	161,597	161,597	161,597
Total:	1,483,171	2,862,448	1,641,615	2,326,647	1,849,910	1,819,472

(1)

Amounts reported in this column apply to good reason termination within one year following a change in control. If Mr. Robinson terminates his employment for good reason at any other time, Mr. Robinson is not entitled to any additional amounts.

(2)

In the event that we terminate Mr. Robinson’s employment without cause or following a change in control, or if he terminates his employment for good reason within one year of a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Robinson is not entitled to any additional amounts.

(3)

Based on Mr. Robinson’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Robinson.

(4)

In the event that the Company terminates Mr. Robinson’s employment without cause or following a change in control, or Mr. Robinson terminates his employment for good reason within one year of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for 18 months or until Mr. Robinson or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer, if earlier. In the case of termination for any other reason, Mr. Robinson is not entitled to any additional amounts.

(5)	Mr. Robinson is 100% vested in his benefit under this plan.

(6)	Mr. Robinson does not participate in this plan.

(7)

Mr. Robinson is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Robinson’s account balance under this plan as of December 31, 2020. Upon termination of employment for any reason, Mr. Robinson is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Messrs. Calabrese, Guerrieri, Moorehead and Robinson’s contracts do not provide for any additional benefits other than payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment or by the Company for cause. Additionally, none of the NEOs are entitled to any type of gross-up under Section 280G of the Code. “Change in Control” has the same definition as noted for Mr. Delie.

Endnotes to All 2020 Potential Payments Upon Termination or Change in Control Tables

(a) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of accrued salary due to us paying employees one week in arrears. In the case of Change in Control — No Termination, the NEOs would still be employed and would, therefore, receive these accrued salary dollars consistent with our normal payroll practice of paying all employees one week in arrears.

(b) The amounts reflected in the Executive Incentive Compensation row represent the payout earned under the annual incentive portion of the FNB Incentive Plan. We make the payout in a lump sum approximately 60 days after the end of the year provided the participant is still employed by us on December 31st. For purposes of this table, in the event of death, disability or retirement, the Committee may approve a pro-rated award. The amount in the table is based on the assumption that the Committee would approve the

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award. Since the table assumes termination of employment as of December 31, 2020, pro-ration is not necessary. In the case of a change in control, the participant is entitled to receive a pro-rated award based on the date of termination not less than his targeted award. Therefore, the amount shown in the case of a change in control is based on the amount the NEO earned for 2020, not the NEO’s targeted award. In the event we terminate any of the NEOs for cause, we do not owe the NEO any additional amount.

(c) The amounts reflected represent the taxable income realized by the NEOs under each potential termination scenario based on the terms of the FNB Incentive Plan. Under the FNB Incentive Plan, both time-based and performance-based outstanding restricted stock awards, will become 100% vested at target levels in the event of the death of the participant or upon a change in control, except for the performance-based awards granted in 2019 and 2020 which will become 100% vested at the higher of target or actual performance in the event of a change in control. Under the FNB Incentive Plan, a change in control occurs when there is a merger or other consolidation which results in a 50% or greater change in the ownership of the common stock of the resulting company. In the event a current NEO becomes disabled, all time-based restricted stock awards will become 100% vested. If an NEO terminates employment due to retirement (normal or early), all time-based awards of restricted stock will become 100% vested, except that the time-based awards granted in 2018 and 2019 will vest on a pro-rated basis, based on the period worked, in the event of early retirement. In the event an NEO terminates employment due to retirement (normal or early) and we achieve the performance objectives, the performance-based shares granted in 2018 and 2019 will vest on the vesting date in a pro-rated amount based on the period worked and the shares granted in 2020 will become 100% vested. In the event an NEO terminates employment due to disability, the performance-based shares will vest on the vesting date in a pro-rated amount based on the period worked. In the event of the death of the participant or if an NEO terminates employment due to disability and we achieve the performance objectives, any PeUs will vest on the vesting date in a pro-rated amount based on the period worked. If an NEO terminates employment due to retirement and we achieve the performance objectives, any Performance Unit granted in 2019 will vest on a pro-rated basis, based on the period worked, and any Performance Unit granted in 2020 will become 100% vested. Upon a change in control, any PeUs will become 100% vested at the higher of target or actual performance.

As of December 31, 2020, for purposes of these tables, we have assumed that the performance-based shares for the awards granted in 2018 will vest between the threshold and target levels, and the awards granted in 2019 and 2020 will vest between the target and maximum levels. The NEOs will forfeit all unvested awards if we terminate them without cause or if they terminate their employment for any other reason.

(d) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of earned but unused vacation days. In the case of a Change in Control — No Termination, the NEOs would still be employed and would therefore be entitled to carry over the earned but unused vacation days for use in 2021.

(e) The amounts reflected represent the dollar amount of our matching and Company contributions into the 401(k) Plan as of December 31, 2020. Distributions from the 401(k) Plan will be paid at the NEO’s election in a single lump sum, in a partial lump sum, or in monthly, quarterly or annual installments after termination of employment. For purposes of these tables, we have assumed that the NEOs would elect a single lump sum form of payment. In the case of a change in control that does not result in termination, the NEO would still be employed, thus no benefit is immediately payable.

(f) The present values reflected above for the RIP were determined using the following assumptions: benefit payments paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease; an interest rate of 2.35%; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2020 improvement scale. The present values for Retirement, Change in Control — Termination, Good Reason or Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or otherwise at age 55. In the case of a change in control that does not result in termination, no benefit is immediately payable. Note that we have shown the present value of the benefit available for consistency with the 2020 Pension Benefits table; however, the participant is only entitled to a lump sum distribution if the lump sum benefit under the RIP is less than $60,000.

(g) The present values reflected above for the Excess Plan and BRP were determined using the following

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assumptions: benefit payment paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease, and in the case of termination following a change in control where the payment would be in the form of an immediate lump sum; an interest rate of 1.95% for annuity payments and the IRS-mandated segment rates for distributions in 2021 for the lump sum payment triggered due to Change in Control — Termination; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2020 improvement scale for annuity payments and the IRS-mandated mortality for the lump sum payment due upon Change in Control — Termination. The present values for Retirement, Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or, if the NEO is under age 55, the benefit is assumed to commence when the NEO reaches age 55. Note that we have shown the present value of the benefit available for consistency with the 2020 Pension Benefits table. The participant is not entitled to a lump sum payment unless there is a change in control. See the 2020 Pension Benefits table and accompanying narrative for more information about the pension benefits under this plan.

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For fiscal 2020, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our Company was $58,731; and

•	The annual total compensation of Mr. Delie, our CEO, was $6,324,684.

Based on this information, the ratio for 2020 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 108.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•	As of November 1, 2020, our employee population consisted of approximately 4,269 individuals, including any full-time, part-time, temporary or seasonal employees employed on that date.
•

To find the median of the annual total compensation of all our employees, we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2020. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on November 1, 2020 but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $58,731.

We calculated the annual total compensation for the median employee in accordance with SEC rules, and using the same methodology used to calculate Mr. Delie’s total compensation in the Summary Compensation Table, and we also included F.N.B.’s health care plan premium contributions for both the employee and Mr. Delie. As a result, Mr. Delie’s annual total compensation for pay ratio purposes is slightly higher than the amount reported for him in the Summary Compensation Table.

In addition to the information provided above required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we conducted additional analysis of our CEO pay versus our employee population using alternative methodologies that we believe are more reflective of our business model and our employee population. We have a significant portion of our employees in our retail network who primarily work fewer and a variable number of hours than most employees. When comparing our CEO’s pay to our average employee the ratio is 83 to 1 and when compared to our average full-time employee the ratio is 79 to 1.

The pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. Our methodology may differ materially from the methodology used by other companies, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry. Therefore, we do not believe the ratio should be used as a comparison between companies.

2021 Proxy Statement 81

Compensation Committee Report

Compensation Governance and Risk Management

Below is a summary of policies and practices we employ to ensure appropriate compensation practices and risk management.

Policy	Description
Stock Ownership Policy	Our directors and senior level managers who participate in the LTIP, including our NEOs, are currently in compliance with our stock ownership policy.
Anti-Hedging Policy

Our anti-hedging policy prohibits our directors, NEOs’ executive officers, and senior officers from engaging in hedging transactions with Company stock, and requires F.N.B. employees to consult with the Company Legal Department regarding these restrictions.

Clawback Policy

Our compensation recoupment or clawback policy allows our Board to recoup any excess compensation, whether in the form of cash or equity, paid to our NEOs if the Company restates its financial results upon which an award is based due to fraud, intentional misconduct or gross negligence.

Risk Assessment

We annually conduct a risk assessment of all of our compensation plans, and the Committee annually reviews the assessment to ensure the compensation programs do not encourage inappropriate risk taking.

Tax Gross-Ups	Our Board adopted a policy that we will not permit tax gross-up payments.
Compensation Approval	The Compensation Committee approves all elements of compensation for all executive officers.
Control Functions	Audit, Risk Management, Finance, Human Resources and Legal all review and advise the Compensation Committee on executive officer compensation.
Management Compensation Committee	Senior management reviews all incentive compensation plans and programs to ensure an appropriate balance between risk and compensation outcomes.

Incentive Plan Process: As a key component to our incentive plan review process, each line of business reviews its annual performance goals and adjusts overall incentive compensation goals for the business unit staff, if necessary. This review includes establishing key performance indicators for participants and individual employee objectives and ensures that neither will incent unnecessary risk-taking. The plans also consider key risk indicators (KRIs) designed to measure quality control standards, compliance results and asset quality. When appropriate, the KRIs serve to modify the results generated solely by the KPIs and reduce compensation for actions that are not consistent with our risk appetite or that are not in the best interests of our customers. These plans are then vetted through our Wholesale Banking and Consumer Banking Solutions Departments for any plan related to our customer-facing employees and others involved in sales activities, and the compensation function of our Human Resources Department, and finally our Management Compensation Committee.

Management Compensation Committee: This group is led by our CEO, CFO, Chief Credit Officer, Chief Wholesale Banking Officer, Chief Consumer Banking

Officer, Chief Risk Officer and EVP of Human Resources. Each business unit, in conjunction with our Human Resources and Finance Departments, presents any new incentive plans and changes to existing plans for review and approval. The committee reviews the plans to ensure that the plans are appropriately balanced between risk and reward, do not promote unnecessary risk-taking, motivate our employees to take actions that always consider the best interests of our clients and are fiscally responsible in supporting our financial plan. Additionally, at the conclusion of each fiscal year, the committee approves all awards, under all plans, including awards to all equity recipients, to ensure that the awards are consistent with our risk appetite statement and do not incent unnecessary risk-taking.

Independent Plan Reviews: Annually, our Chief Risk Officer conducts a review of all compensation plans to identify any plan features that could lead an employee to take unnecessary and excessive risks that could pose a threat to our financial performance. The Chief Risk Officer conducts a business unit review and a review of employee incentive plans and executive incentive plans, including company-wide plans. This review considers design features including: pay

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Compensation Committee Report

profiles, performance metrics, performance goals, payout curves, equity incentives, stock ownership requirements and our recoupment policy. Upon completion of his review, the Chief Risk Officer provides his report to the Management Compensation Committee, the Risk Management Committee and the Compensation Committee.

Additionally, our Internal Audit Department conducts an annual review of risks associated with activities existing in all lines of business, including compensation-related risks. Based on such review, the Audit Department determines whether an activity has a low, medium or high risk. That determination provides the audit team a framework from which to set its annual plan and will audit an activity at an appropriate corresponding interval.

Compensation Committee: Our compensation philosophy supports and reflects F.N.B.’s risk appetite and risk management culture. Our Compensation Committee, in consultation with an experienced and independent executive compensation advisor, monitors and evaluates our compensation practices from a risk management perspective to ensure that such compensation and incentive practices do not encourage undue risk-taking and are consistent with the Company’s risk appetite. Our risk policies and procedures guide our management’s decisions, including how we pay employees. By setting and communicating our risk appetite in advance, we seek to manage and control the risks that employees can take or effectively influence, consistent with their roles and responsibilities to serve our clients. Based on the above, including the report of our Chief Risk Officer, we believe that our compensation policies and procedures do not encourage unnecessary or excessive risk-taking and the level of risk resulting from our compensation policies and procedures is not reasonably likely to have a material adverse effect on us.

2021 Proxy Statement 83

Compensation Committee Report

2020 Director Compensation

The following table shows the compensation paid to our directors for services rendered in all capacities during 2020. Mr. Delie is not included as his compensation as a director is disclosed in the 2020 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	TOTAL ($)
Pamela A. Bena	82,917	79,990	0	0	0	0	162,907
William B. Campbell	123,750	80,485	0	0	0	0	204,235
James D. Chiafullo	84,375	80,485	0	0	0	0	164,860
Mary Jo Dively	85,625	80,485	0	0	0	0	166,110
Robert A. Hormell	75,417	79,990	0	0	0	0	155,407
David J. Malone	92,917	79,990	0	0	0	0	172,907
Frank C. Mencini	111,250	80,485	0	0	0	0	191,735
David L. Motley	86,875	79,990	0	0	0	0	166,865
Heidi A. Nicholas	105,417	80,485	0	0	0	0	185,902
John S. Stanik	80,000	79,990	0	0	0	0	159,990
William J. Strimbu	106,875	79,990	0	0	0	0	186,865

(1)	Represents fees earned as a director of the Company. The dollar amounts of the fees earned as a director of the Company were as follows:

Name	Annual Retainer Fee ($)(A)	Committee Chair Fee ($)(B)
Pamela A. Bena	82,917	0
William B. Campbell	123,750	0
James D. Chiafullo	74,375	10,000
Mary Jo Dively	85,625	0
Robert A. Hormell	75,417	0
David J. Malone	82,917	10,000
Frank C. Mencini	93,750	17,500
David L. Motley	86,875	0
Heidi A. Nicholas	90,417	15,000
John S. Stanik	80,000	0
William J. Strimbu	91,875	15,000

(A)	The amount reflected for Mr. Campbell includes the fee for his service as Independent Lead Director of the Board.

(B)	The amounts reflected for all directors are for service as Committee Chair.

(2)

Annually each director, including Mr. Delie, is awarded shares of our common stock. Awards granted were valued at $75,000 rounded up or down to the nearest whole share at a price determined in accordance with the FNB Incentive Plan. The shares were issued on May 13, 2020, after our Annual Meeting, with a fair market value of $6.78 per share. Additionally, each director, including Mr. Delie, who completes a relevant educational program during the preceding calendar year is awarded $5,000 of our common stock, rounded up or down to the nearest whole share at a price determined in accordance with the FNB Incentive Plan. These shares were issued on May 13, 2020, after our Annual Meeting, with a fair market value of $6.78 per share. Finally, each director who attended a Special Committee meeting during the preceding calendar year is awarded $500 per meeting of our common stock, rounded up or down to the nearest whole share at a price determined in accordance with the FNB Incentive Plan. These shares were issued on May 13, 2020, after our Annual Meeting, with a fair market value of $6.78 per share. See Annual Grant of Stock Awards for stock awards to directors that remained outstanding at December 31, 2020.

(3)

The valuation of all perquisites is at our actual cost. SEC rules require disclosure of the perquisites to any one director unless the amount of perquisites is less than $10,000 in the aggregate. There were no perquisites required to be disclosed for 2020.

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Annual Board/Committee Retainer Fees

We pay our annual fees and fees for committee meetings to our directors on a retainer basis. We annualize the fees and pay them monthly. The current annual Board and committee fees are as follows:

	Member Fee ($)	Chairman Fee ($)
Board(1)	60,000	55,000
Audit Committee(2)	15,000	32,500
Compensation Committee(2)	10,000	20,000
Credit Risk and CRA Committee(2)	10,000	25,000
Executive Committee(2)	7,500	10,000
Nominating and Corporate Governance Committee(2)	7,500	17,500
Risk Committee(2)	10,000	25,000
Special Ad Hoc Committee(2)(3)	500	500

(1)	The Independent Lead Director is entitled to an additional fee of $55,000 per year.

(2)	Committee chairs do not receive a member fee in addition to the chairman’s fee.

(3)	Members of the Special Ad Hoc Committee were paid for their July 2, 2019 meeting as part of their May 13, 2020 Director Stock Award. The Special Ad Hoc Committee did not meet in 2020.

For information regarding the number of full Board and committee meetings held during 2020, see Board Committees under Corporate Governance. We reimbursed various directors for amounts the directors expended in traveling to our meetings and determined these amounts were consistent with our guidelines and thus are not included in the 2020 Director Compensation table.

Annual Grant of Stock Awards

We awarded each director shares of stock under the FNB Incentive Plan as detailed in the 2020 Director Compensation table above. The stock awarded vested immediately without any restrictions. There were no outstanding director equity incentive awards as of December 31, 2020.

Director Stock Ownership Requirement

Our Board believes that each director’s equity ownership in the Corporation should be aligned with the Corporation’s shareholders. Accordingly, our Corporate Governance Guidelines require each of our directors to have beneficial ownership of the lesser of 40,000 shares of Corporation common stock (or common stock equivalent) or $400,000 in value of the Corporation’s common stock (or common stock equivalent). The Corporation’s director stock ownership requirement is progressively phased in over a six-year period. As of December 31, 2020, each F.N.B. director is in compliance with the stock ownership requirement.

2021 Proxy Statement 85

Proposal 2. Advisory Resolution on Executive Compensation

PROPOSAL 2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for our NEOs as reported in this proxy statement. We are pleased that in 2020 92 percent of our shareholders voted in favor of our advisory say-on-pay resolution.

We have designed our executive compensation programs to support our long-term success and believe our executive compensation programs, including our performance-based plans provide incentive compensation aligned with the best interests of our shareholders and have helped to drive our performance.

In the CD&A, we describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Please read it in conjunction with the 2020 Summary Compensation Table and related compensation tables and narrative that provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures as set forth in the CD&A are effective in achieving our goals and that the compensation of our NEOs reported in this proxy statement has supported and contributed to our success.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF AN ADVISORY SAY-ON-PAY RESOLUTION.

Why You Should Approve Our Executive Compensation Program

Our compensation philosophy is designed to attract and retain executive talent and emphasizes pay for performance, primarily through the creation of shareholder value. Our compensation program includes base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits and perquisites.

We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy and in achieving our goals and are strongly aligned with long-term shareholder interests and worthy of continued shareholder support.

We believe the shareholders should consider the following information in determining whether to approve this proposal:

The Compensation Program is Highly Aligned with Shareholder Value

A significant portion of our NEOs’ compensation is directly linked to our performance and the creation of shareholder value, because a significant portion of the direct and total compensation is in the form of incentive compensation, including annual incentive compensation and a significant long-term incentive award. Our long-term awards are in the form of RSUs

PeUs and divided into a time-vested portion and a performance portion. The performance portion for our most recent awards, which is 60% of the overall award, only vests at the conclusion of three years if all performance measures are met. We believe these long-term awards motivate our executives to achieve long-term performance and reward them for increases. Furthermore, we do not award stock options, and only the Compensation Committee may approve equity grants.

Summary of Key Compensation Practices

We seek to align our compensation programs and practices with evolving governance best practices. The Compensation Committee strives to meet best practices with respect to executive compensation including the following:

•	We primarily use peer-based metrics in our incentive plans.

•	We target base compensation to be competitive with peers and structure our compensation plans to increase compensation when our performance under various measures, including TSR, is better than peers.

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Proposal 2. Advisory Resolution on Executive Compensation

•	We do not maintain an active supplemental executive retirement plan.

•	No tax gross-up payments for executive perquisites exist.

•	The Compensation Committee has adopted a policy that it will not approve any employment contracts that contain a tax gross-up.

•	None of our most recent employment contracts provide for a single trigger parachute payment.

•	No severance payments are made for “cause” terminations or resignations other than for good reason.

•	No extraordinary relocation benefits are provided.

•	The short-term incentive plan contains maximum limits.

•	We do not grant stock options or allow the re-pricing or exchange of stock options.

•	Only the Compensation Committee may authorize equity grants.

•	Earned dividend equivalents on unvested RSUs are not paid until vesting.

•	Stock ownership guidelines are in place for our executive officers and directors.

•	We conduct an annual robust risk assessment of each of our compensation programs, including the executive annual incentive program and long-term incentive program.

•	We maintain a compensation recoupment or “clawback” policy.

•	We maintain a prohibition on executive officers and directors engaging in hedging transactions using Company common stock or common stock equivalents.

Our Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term focus:

•	We encourage our executives to maintain a long-term focus by using a three-year performance period and vesting schedule for long-term Performance-Based Awards.

•	Our LTIP is based upon performance metrics, ROATCE*, ICG Growth* and TSR.

•	We have stock ownership requirements for executive officers and directors, so our executive officers and directors have a meaningful personal stake in our long-term success.

Our Compensation Committee Stays Current on Best Practices

We regularly update our Compensation Committee on compensation best practices and trends. In addition, the Compensation Committee engages an independent compensation consultant to provide advice on compensation trends and market information to assist the Compensation Committee in designing our compensation programs and making compensation decisions.

The Compensation Committee directly engaged an independent compensation consultant that reported directly to the Compensation Committee and had no prior relationship with our CEO or any other NEO. Our directors are elected annually and meet without management present as a Compensation Committee and Board when necessary. The Compensation Committee maintains a charter and reviews its provisions annually. All committee charters and our Code of Conduct are posted on our website (see Key Corporate Governance Documents).

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for NEOs, as reported in this proxy statement.

We submitted an advisory resolution to approve 2019 executive compensation to our shareholders at our 2020 Annual Meeting. Shareholders owning approximately 92% of the shares for which votes were cast regarding the advisory resolution on executive compensation approved the compensation of our NEOs as stated in our 2020 Proxy Statement. Additionally, at our 2017 Annual Meeting, our shareholders supported an annual advisory vote frequency. As a result, the Committee and the Board are again submitting for the vote of shareholders an advisory resolution to approve the compensation of our NEOs and will include this shareholder advisory vote annually until our shareholder vote at a future meeting recommends a change based upon how frequently we conduct a Say-on-Pay vote.

Following the last shareholder vote on executive compensation, the Committee considered the results of the advisory vote in determining compensation policies and decisions. The advisory vote reaffirms our pay-for-performance philosophy, and the Committee

2021 Proxy Statement 87

Proposal 2. Advisory Resolution on Executive Compensation

will continue to use this philosophy and past practices in determining future compensation decisions.

We are asking shareholders to approve the following advisory resolution at the 2021 Annual Meeting:

“RESOLVED, that the shareholders of F.N.B. Corporation (the Company) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers listed in the 2020 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the Section entitled Executive Compensation and Other Proxy Disclosure, including the Compensation Discussion and Analysis, the compensation tables and other narrative and other executive compensation disclosures set forth under that section.”

This advisory vote on the compensation of our NEOs, commonly referred to as a “Say-on-Pay” vote, gives shareholders another mechanism to convey their views about our compensation programs and policies. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation programs. The Board has determined to provide shareholders with an annual advisory vote on executive compensation at each Annual Meeting of Shareholders. Accordingly, the next annual advisory vote on executive compensation will be provided at our Annual Meeting of Shareholders in 2022.

88 F.N.B. Corporation

Proposal 3. Ratification of the Appointment of Ernst & Young LLP as

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS F.N.B.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

The Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2021, to report on our internal controls and our consolidated statement of financial position and related statements of income of us and our subsidiaries, and to perform such other appropriate accounting services as our Board may require. Ernst & Young LLP has advised us that they are independent accountants with respect to us, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. In the event a majority of the votes cast in person or by proxy do not ratify the appointment of Ernst & Young LLP, we anticipate that we would make no change in our independent registered public accounting firm for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered when we consider the appointment of auditors for 2022.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2020. We expect that a representative of Ernst & Young LLP will attend our Annual Meeting, be available to respond to appropriate questions and, if the representative desires, which we do not anticipate, make a statement.

The discussion under Audit and Non-Audit Fees describes the aggregate fees for professional services provided by Ernst & Young LLP to us for the calendar years 2019 and 2020.

2021 Proxy Statement    89

Audit Committee Report

AUDIT COMMITTEE REPORT

To Our Shareholders:

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with Ernst & Young LLP, its independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters we and Ernst & Young LLP must discuss pursuant to Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including Ernst & Young LLP’s judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has discussed with Ernst & Young LLP its independence from management and the Corporation, including the matters in the required written disclosures. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining its independence.

The Audit Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2020 Form 10-K, for filing with the SEC.

Respectfully submitted,

Frank C. Mencini, Chair

Pamela A. Bena

Mary Jo Dively

David J. Malone

Heidi A. Nicholas

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Audit and Non-Audit Fees

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as the Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2020, and 2019. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries.

Fees and out-of-pocket expenses billed by Ernst & Young LLP for professional services during 2020 and 2019 were as follows:

	Audit	Audit-Related	Tax	All Other
2020	$2,187,985	$85,000	$432,397	$3,600
2019	$2,262,973	$79,000	$535,779	$7,200

Audit Fees relate to the audit of the Corporation’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Corporation’s Reports on Forms 10-Q and 10-K and other SEC filings, services provided in connection with regulatory filings including registration statements filed with the SEC, and accounting consultations related to the audit.

Audit-Related Fees relate to Service and Organizations Controls (SOC) report and custody exam work.

Tax Fees relate to tax compliance, tax planning and tax advice services.

All Other Fees relate to subscriptions for Ernst & Young’s web-based accounting and auditing research library and for FDIC assessment advisory services.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee must pre-approve the audit and non-audit services the independent registered public accounting firm will perform in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that the independent registered public accounting firm may provide. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom the Audit Committee delegates such authority must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee annually establishes pre-approval fee levels for all services the independent registered public accounting firm may provide. Any proposed services exceeding these levels require specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for our subsidiaries or our affiliates and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Our Audit Committee must also pre-approve audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit” services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. Tax services include tax compliance, tax planning and tax advisory services.

Our Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services and when such pre-approval would not impair the independence of the independent registered public accounting firms.

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About Our Annual Meeting-Frequently Asked Questions

About Our Annual Meeting-Frequently Asked Questions

GENERAL

When and where is our Annual Meeting?

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Tuesday, May 11, 2021. This year’s Annual Meeting of Shareholders will be held in a virtual format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB21.

Why is F.N.B. holding its Annual Meeting virtually?

The Board believes that, due to the ongoing COVID-19 pandemic, holding the Annual Meeting in a virtual format permits us to protect the health and well-being of our shareholders, employees, customers and communities. The Board intends that the virtual meeting format provides shareholders with a level of transparency as close as possible to the traditional in-person meeting format and will take the following steps to create such an experience:

•	Providing shareholders with the ability to submit appropriate questions in advance of the meeting to allow thoughtful responses from management and the Board;

•	Providing shareholders with the ability to submit appropriate questions in real-time via the meeting website;

•	Answering as many questions as possible submitted in accordance with the meeting rules of conduct in the time allotted for the meeting;

•	Publishing a replay of virtual meeting on our website promptly following the conclusion of the meeting; and

•	Offering separate engagement opportunities with shareholders after the meeting on appropriate matters of governance or other relevant topics.

Who can attend our Annual Meeting?

All shareholders as of the close of business on March 5, 2021 (the record date), or their duly appointed proxies, may virtually attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you vote in advance of the meeting by any of the applicable methods described in the response to the question, “How do I vote?” so that your vote will be counted at our Annual Meeting if you later are unable attend.

What are the requirements for admittance to the Annual Meeting?

You are only entitled to attend the virtual Annual Meeting if you were a shareholder of record as of the record date for the meeting or you hold a valid proxy for the meeting. While it is not necessary for you to attend the meeting in order to vote your shares, you may attend the virtual meeting and submit a question during the meeting by visiting the website listed above and using your 16-digit control number included on your proxy card, notice of internet availability of proxy materials or voting instructions. Once admitted, you may submit questions, vote, or view our list of shareholders during the Annual Meeting by following the instructions that will be available on the meeting website. Shareholders should refer to the Rules of Conduct and Procedures that will be posted on the meeting website

During the meeting, you will participate in an audio webcast as a “listen only” participant. Shareholders may submit written questions either in advance of or while participating in the meeting, using the virtual meeting website. The meeting will start at 8:30 A.M., Eastern Time, on Tuesday May 11, 2021. We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please contact the technical support number that will be posted on the website log-in page. We will follow established meeting rules and procedures which afford the same treatment to all participating shareholders. Additionally, we will use software that verifies the identity of each participating shareholder and ensures that they are granted the same access rights as they would have at an in-person meeting.

What is a proxy?

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our employees, who are called “proxy holders” (or “proxies” for short) and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card.

92 F.N.B. Corporation

About Our Annual Meeting-Frequently Asked Questions

Why are you soliciting a proxy from me?

Our Board of Directors is soliciting your proxy to make sure that your vote is properly submitted and received on time, and to improve the efficiency of the Annual Meeting. We may ask for, or solicit, proxies using several methods.

We may solicit proxies by mail, personal interviews, telephone or fax. We may also use the Internet to solicit proxies. F.N.B. officers or employees may solicit proxies but will not receive any special compensation for doing so. We have engaged the firm of Laurel Hill Advisory Group, LLC to assist us with soliciting proxies.

What is included in our proxy materials?

Our proxy materials, which are available on our website (see Resources — Proxy Materials), include:

i	Our Notice of 2021 Annual Meeting of Shareholders;

ii	Our 2021 Proxy Statement;

iii	Our 2020 Annual Report and 2020 Form 10-K; and

iv	Our 2021 Corporate Responsibility Report.

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see Information about Paper and Electronic Delivery of Proxy Materials below.

What will our shareholders vote on at our Annual Meeting?

Our shareholders will vote on each of the following proposals which our Board recommends you vote “FOR,” at our Annual Meeting:

•	Proposal 1. Election of the 12 nominees for directors named in this proxy statement, each to serve for a term of one year and until the election of their successors;

•	Proposal 2. Adoption of an advisory resolution to approve the 2020 compensation of our named executive officers;

•	Proposal 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021; and

•	Any other business that may come before our Annual Meeting in compliance with the advance notice and other applicable provisions of our bylaws
(described in the Shareholder Proposals discussion in this Proxy Statement).

VOTING AT THE ANNUAL MEETING

Who can vote at our Annual Meeting?

Our Board has set March 5, 2021, as the record date for our Annual Meeting. Only holders of record of our common stock at the close of business on the record date are entitled to receive notice of and to vote at our Annual Meeting and any adjournment of our Annual Meeting.

What constitutes a quorum in order to conduct the Annual Meeting?

On our March 5, 2021 record date, we had 320,533,058 shares of our common stock outstanding, which are eligible to be voted. Under Pennsylvania law, we must have a quorum before we can consider proposals at our Annual Meeting. A quorum is the number of shares that must be present at the meeting. In determining if a quorum exists, we count the number of shares represented by shareholders virtually, as well as the number of shares represented by proxies. If you return a signed and dated proxy card, vote by Internet, vote by our QR Code feature, vote by telephone or vote virtually at our Annual Meeting, you will be considered present for purposes of establishing a quorum.

To have a quorum, we need the presence of shareholders or their proxies who are entitled to cast at least a majority of the votes that all shareholders are entitled to cast. Although a quorum may be achieved, not all proposals will be subject to the same voting or approval requirement. We discuss the vote required to approve each proposal below.

Shareholders who hold their shares in an account at a bank or brokerage firm (street name) may need to take additional precautions to ensure that their vote counts.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholder of Record: If your shares of F.N.B. common stock are registered directly in your name with our transfer agent, Broadridge Financial Solutions (Broadridge), you are considered a “shareholder of record” of those shares.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar

2021 Proxy Statement 93

About Our Annual Meeting-Frequently Asked Questions

organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials, as well as a voting instruction form, from the organization holding your shares and, as a beneficial owner, you have the right to direct the organization as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.

How do I vote?

You can vote by proxy whether or not you attend our Annual Meeting virtually. When you or your authorized attorney-in-fact grants us your proxy, you authorize us to vote your shares of our common stock in the manner you specify on your proxy card. Giving a proxy allows your shares to be voted at our Annual Meeting even if you do not attend the Annual Meeting virtually. If your shares are held in street name, you will receive a separate card from your bank or brokerage firm with instructions about the manner in which you may vote your shares.

If you hold your shares directly, to vote by proxy you must do one of the following:

•

Vote by mail.(6) Complete, sign, date and return the enclosed proxy card in the envelope provided (the envelope requires no postage if mailed in the U.S.) or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•

Vote during the virtual Annual Meeting. If you are a registered shareholder and attend our virtual Annual Meeting, to be admitted to the virtual Annual Meeting at www.virtualshareholdermeeting.com/FNB21, you must enter the 16-digit control number found next to the label “Control Number” on your notice of internet availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. Even if you returned a proxy to us before our virtual Annual Meeting, you may revoke it and vote during the virtual Annual Meeting.

•	Vote by Internet(6) at www.proxyvote.com. Instructions are provided on your proxy card. If you vote by Internet, you should not return your proxy card.

•	Vote by QR Code(6) by scanning the QR Code on your proxy card with your mobile device. If you vote by QR Code, you should not return your proxy card.

•	Vote by telephone(6) at 1-800-690-6903. Instructions are provided on your proxy card. If you vote by telephone, you should not return your proxy card.

(6) Proxies voted by mail, by Internet, by QR Code or by telephone must be received by 11:59 PM EDT, on May 10, 2021, in order to be counted in the vote.

If you hold your F.N.B. shares in an account at a bank or brokerage firm, and you want to vote virtually at our Annual Meeting, you will need to obtain a signed proxy card from the brokerage firm or the bank that holds your F.N.B. stock. If your F.N.B. stock is registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically by Internet, by the QR Code on your proxy card and/or notice card, or by telephone. Many banks and brokerage firms participate in programs such as the Broadridge online program. These programs provide eligible shareholders who receive a paper copy of this proxy statement the opportunity to vote by the Internet, by QR Code or by telephone. If your bank or brokerage firm is participating in one of these programs, your proxy card will contain instructions for voting by Internet, by QR Code or by telephone. If your proxy card does not reference Internet, QR Code or telephone information, please complete and return the proxy card in the enclosed self-addressed, postage-paid envelope.

How will my shares be voted if I do not give specific voting instructions?

If you sign, date and return your proxy card, but do not provide voting instructions, or if you do not provide voting instructions when voting over the Internet, we will vote your shares represented by that proxy as recommended by our Board of Directors, and this vote will count as a vote cast.

Can I change my vote after I voted?

You may revoke your proxy and change your vote at any time before it is voted at our Annual Meeting. You may change your vote by delivering a written notice of revocation to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, PA 15212, by signing and returning a new proxy card with a later date, by voting by the Internet, by scanning the QR Code on your proxy card with your mobile device at a later date, by telephone, or by attending the virtual Annual Meeting and voting online. Only your latest instruction will be counted; however, your attendance at our virtual Annual Meeting will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to our Annual Meeting to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212.

94 F.N.B. Corporation

About Our Annual Meeting-Frequently Asked Questions

If my shares are held in “street name,” which proposals are considered “routine” or “non-routine” in connection with broker discretionary voting of my shares?

Please ensure that you instruct your bank or brokerage firm how to vote your shares. Under NYSE rules applicable to brokers, your broker has discretionary authority to vote your shares without receiving your instructions on “routine” matters. The only routine matter before our Annual Meeting will be the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2021. All of the other proposals that will be considered at our Annual Meeting are “non-routine” matters. Your bank or brokerage firm does not have discretionary authority to vote on a non-routine matter unless you provide them with your voting instructions. The inability of your bank or brokerage firm to vote on a matter absent direction from you (while using its discretionary authority to vote on routine matters) is known as a “broker non-vote” on the non-routine matter. Therefore, in order to have your vote counted, please ensure that you instruct your bank or brokerage firm how to vote your shares with respect to the election of our directors, the advisory resolution to approve the 2020 compensation of our named executive officers and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.

If I am a participant in the 401(k) Savings Plan, how do I vote the shares held in the plan?

If you participate in the F.N.B. Corporation Progress Savings 401(k) Plan (401(k) Plan), you may vote the number of shares of common stock credited to your account as of the record date. You may vote by instructing T. Rowe Price, the trustee of our 401(k) Plan, pursuant to the voting instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed voting instruction card, provided that the trustee receives it by 3:00 AM, Eastern Time, on Friday, May 7, 2021.

In the case of the 401(k) Plan, if you do not return your voting instruction card, the shares credited to your plan account will be voted by the trustee in the same proportion that it votes the shares for which it timely received voting instruction cards.

You may also revoke a previously given proxy card until 3:00 AM, Eastern Time, on Friday, May 7, 2021, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card or Internet vote, telephone vote or scanned QR code vote having a later date.

What is the voting requirement to approve each of the proposals?

In general, for a proposal to be approved, it requires a majority of the votes “cast” on the matter. Votes “cast” are votes “for” or “against” the proposal. If you abstain from voting, it will not count as a vote “cast.” Please see the summaries below for more specific information about how proposals are approved and how abstentions will be counted with respect to each proposal. With respect to Proposals 2 and 3, if you desire to abstain, you must check the “Abstain” box on your proxy card or select the appropriate option when voting by the Internet, by QR Code or by telephone.

PROPOSAL 1:    ELECTION OF DIRECTORS

Our bylaws provide that in the circumstance of an uncontested director election, which is the case for this year’s director election, our directors are elected by a majority of the votes cast in person or by proxy at our Annual Meeting. Our Articles of Incorporation do not authorize cumulative voting for the election of directors. To receive a majority of votes cast means that the shares voted for a director’s election exceed the number of votes withheld. Our bylaws provide that any incumbent director who does not receive a majority of votes cast will promptly tender his or her resignation to the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board shall determine whether to accept the resignation. If there is a contested election (which is not the case in 2021), directors are elected by a plurality of votes cast at the meeting.

PROPOSAL 2.    SAY-ON-PAY ADVISORY VOTE ON EXECUTIVE COMPENSATION

A majority of the votes cast will be required to approve the advisory vote on 2020 executive compensation. Because your vote is advisory, it will not be binding on the Board or the Corporation. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below).

PROPOSAL 3.    RATIFICATION OF AUDITOR

A majority of the votes cast will be required to approve the ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for 2021. This matter is considered a routine item, and brokers have the discretion to vote uninstructed shares on behalf of clients.

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About Our Annual Meeting-Frequently Asked Questions

OTHER MATTERS REGARDING THE CONDUCT OF THE ANNUAL MEETING

Impact of Broker Non-Votes or Abstentions

With respect to Proposals 1, 2 and 3, any broker non-votes or abstentions will not be included in the total votes cast and will not affect the results of the voting on these proposals.

Is my vote confidential?

We process proxy instructions, ballots and voting tabulations that identify individual shareholders in a manner that protects your voting privacy. We will not disclose your vote either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Could other matters be decided at the 2021 Annual Meeting?

We do not know of any matters that will be considered at the Annual Meeting other than those described above. If a shareholder proposal that was properly excluded from this proxy statement or is otherwise not properly presented at the meeting is nevertheless brought before the meeting, the Chairman will declare such a proposal out of order, and it will be disregarded. If any other matters arise at the Annual Meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Who counts the votes cast at our annual meeting?

Judges of Election, who will be F.N.B. employees approved by the F.N.B. Board of Directors, will tabulate the votes cast at our Annual Meeting, and Broadridge will act as the independent inspector of election.

Where can I find the voting results of our Annual Meeting?

We will announce the preliminary voting results at our Annual Meeting. The judges of election will tally the final voting results, and we will include the final voting results in a Form 8-K, which we will file with the SEC by May 14, 2021.

Who is paying the costs of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC to assist in obtaining proxies by mail, facsimile or email from registered holders, brokerage firms, bank nominees and other institutions for the Annual Meeting. The estimated cost of such service is $8,000 including out-of-pocket expenses. Laurel Hill Advisory Group, LLC may be contacted at 888-742-1305.

The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their reasonable costs associated with:

•	Forwarding the Notice of our Annual Meeting to beneficial owners.

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them.

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and regular employees, without additional compensation, may solicit proxies on our behalf personally or by telephone, facsimile or email.

INFORMATION ABOUT PAPER AND ELECTRONIC DELIVERY OF PROXY MATERIALS

How do I sign up for electronic delivery of proxy materials?

This proxy statement, our 2020 Annual Report, 2020 Form 10-K and 2021 Corporate Responsibility Report are available on our website (see Resources — Proxy Materials). We encourage our shareholders to voluntarily elect to receive future proxy materials electronically. If you would like to help reduce the environmental impact of our Annual Meetings and our costs of printing and mailing future materials, you can agree to access these documents over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold in street name at www.proxyvote.com. You may also scan the QR code on your proxy card to vote using your mobile device, sign up for e-delivery and download the Annual Meeting materials.

96 F.N.B. Corporation

About Our Annual Meeting-Frequently Asked Questions

How can I avoid receiving more than one set of proxy materials in future years?

If two or more registered shareholders live in your household or if a registered shareholder maintains two or more shareholder accounts, you may have received more than one set of our proxy materials. At your request, we will “household” your proxy materials (i.e., only one annual report and one proxy statement will be delivered to your address); however, a separate proxy card will be delivered for each account. On the proxy card, there will be a householding election where you will indicate if you consent to receive your proxy materials in a single package per household. Please refer to the section titled, Householding of Proxy Materials at the end of this proxy statement.

Who can answer my questions?

Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this proxy statement or proxy card, you may contact our Corporate Secretary at (724) 983-3435.

2021 Proxy Statement 97

Shareholder Proposals and Nominations for the 2022 Annual Meeting

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2022 ANNUAL MEETING

SEC Rule 14a-8

If you are a shareholder who would like us to include your proposal in our notice of the 2022 Annual Meeting and related proxy materials, you must follow SEC Rule 14a-8 under the Securities Exchange Act of 1934. In submitting your proposal, our Corporate Secretary must receive your proposal, in writing, at our principal executive offices at One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, no later than November 26, 2021. If you do not follow SEC Rule 14a-8, we will not consider your proposal for inclusion in next year’s proxy statement.

Advance Notice Requirements Under Our Bylaws

Pursuant to Article I, Section 1.11 of our bylaws, a shareholder who wishes to nominate an individual for election to the Board of Directors directly at an Annual Meeting, or to propose any business to be considered at an Annual Meeting, must deliver advance notice of such nomination or business to our Corporate Secretary. The notice must be delivered in person, by first-class U.S. mail postage prepaid or by reputable overnight delivery service to the attention of our Corporate Secretary, at our principal executive offices at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212 during the period commencing at the close of business on November 26, 2021, and ending at the close of business on December 26, 2021. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the Annual Meeting and must be entitled to vote at the meeting. The notice must be in writing and contain the information specified in our bylaws for a director nomination or other business. The notice must contain certain information about the proposal or nominee, as applicable, which is generally equivalent to the information that would be required to be disclosed under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders, as well as certain information about the shareholder who is making the proposal or nomination. Nominees also will be required to submit a completed and signed questionnaire. The questionnaire will be provided by our Corporate Secretary upon request and is similar to the annual questionnaire completed by all of our directors regarding their background, experience and independence.

Only shareholder proposals and nominations submitted in accordance with the Company bylaw provisions will be eligible for presentation at our 2022 Annual Meeting, and any other matter not submitted to our Board in accordance with such provisions will not be considered or acted upon at our 2022 Annual Meeting. The Board Chairman is authorized to determine whether a nomination or proposal was made in accordance with our bylaws and to declare that a defective nomination or proposal be disregarded.

98 F.N.B. Corporation

Other Matters

OTHER MATTERS

As of March 5, 2021, our Board does not know of any other matter to be presented for consideration at our Annual Meeting other than the matters described above. However, if any other matter is presented in conformance with our bylaws, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals designated as proxies.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We, and some brokers who household proxy materials, may deliver a single copy of these proxy materials to multiple shareholders who share the same address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you hold registered shares. You can notify us by sending a written request to: Shareholder Services, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, or by calling our Transfer Agent representative at 844-877-8750. Upon written or oral request to us or our Transfer Agent representative, a separate copy of our proxy materials will promptly be sent to you.

Electronic Delivery of Proxy Materials

You can also access our 2021 Proxy Statement, 2020 Annual Report, 2020 Form 10-K and 2021 Corporate Responsibility Report at www.proxyvote.com.

For our 2021 Annual Meeting, you can help us save significant printing and mailing expenses by consenting to access our proxy materials electronically by the Internet. If you hold your shares in your own name (instead of street name through a bank, broker or other nominee), you can choose this option by appropriately marking the box on your proxy card denoting your consent to electronic access or, if voting by telephone at 800-690-6903, following the prompts for consenting to electronic access, or following the instructions at the Internet voting website at www.proxyvote.com which has been established for you to vote your shares for the meeting. If you choose to receive your proxy materials electronically, then prior to next year’s Annual Meeting you will receive notification when the proxy materials are available for review by the Internet, as well as the instructions for voting electronically by the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to: Shareholder

Services, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212. If you hold your shares in street name through a bank, broker or other nominee, you should follow the instructions provided by that entity if you wish to access our proxy materials electronically by the Internet.

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 26, 2021

2021 Proxy Statement 99

Resources

RESOURCES

Proxy Materials

Document	Website

2021 Proxy Statement	https://fnb-online.com/2021proxystatement

2020 Annual Report	https://www.fnb-online.com/2020annualreport

2020 Form 10-K	https://www.fnb-online.com/2020form10k

2021 Corporate Responsibility Report	https://www.fnb-online.com/ 2021corporateresponsibilityreport

Company Information

Document	Website

Company Website	https://www.fnb-online.com

Company Profile	https://www.fnb-online.com/about-us/corporate- information/corporate-overview

Our Leadership	https://www.fnb-online.com/about-us/corporate- information/leadership-team

Press Releases	https://www.fnb-online.com/about-us/newsroom/press- releases

SEC Filings	https://www.fnb-online.com/about-us/investor- information/reports-and-filings

100 F.N.B. Corporation

Annex A (Non-GAAP to GAAP Reconciliations)

ANNEX A (NON-GAAP TO GAAP RECONCILIATIONS)

The information below is provided to reconcile to GAAP those financial metrics included in this Proxy Statement that are non-GAAP financial metrics. The reconciliations of non-GAAP operating measures and key performance indicators discussed in this Proxy Statement to the most directly comparable GAAP financial measures are included in the following tables.

Operating Net Income Available to Common Shareholders

Year Ended December 31	2020	2019	2018

(in thousands)

Net income available to common shareholders	$277,965	$379,208	$364,817

COVID-19 expense	11,276	—	—

Tax benefit of COVID-19 expense	(2,368)	—	—

Discretionary 401(k) contribution	—	—	874

Tax benefit of discretionary 401(k) contribution	—	—	(184)

Gain on sale of Visa class B stock	(13,818)	—	—

Tax expense of gain on sale of Visa class B stock	2,902	—	—

Loss on FHLB debt extinguishment and related hedge terminations	25,611	—	—

Tax benefit of loss on FHLB debt extinguishment and related hedge terminations	(5,378)	—	—

Gain on sale of subsidiary	—	—	(5,135)

Tax expense of gain on sale of subsidiary	—	—	1,078

Branch consolidation costs	18,745	4,505	6,616

Tax benefit of branch consolidation costs	(3,936)	(946)	(1,389)

Service charge refunds	3,780	4,279	—

Tax benefit of service charge refunds	(794)	(899)	—

Operating net income available to common shareholders (non-GAAP)	313,985	386,147	366,677

Preferred stock dividends	8,041	8,041	8,041

Operating net income (non-GAAP)	$322,026	$394,188	$374,718

2021 Proxy Statement A - 1

Annex A (Non-GAAP to GAAP Reconciliations)

Operating Earnings per Diluted Common Share

Year Ended December 31	2020	2019	2018

Net income per diluted common share	$0.85	$1.16	$1.12

COVID-19 expense	0.03	—	—

Tax benefit of COVID-19 expense	(0.01)	—	—

Discretionary 401(k) contribution	—	—	—

Tax benefit of discretionary 401(k) contribution	—	—	—

Gain on sale of Visa class B stock	(0.04)	—	—

Tax expense of gain on sale of Visa class B stock	0.01	—	—

Loss on FHLB debt extinguishment and related hedge terminations	0.08	—	—

Tax benefit of loss on FHLB debt extinguishment and related hedge terminations	(0.02)	—	—

Gain on sale of subsidiary	—	—	(0.01)

Tax expense of gain on sale of subsidiary	—	—	0.01

Branch consolidation costs	0.06	0.01	0.02

Tax benefit of branch consolidation costs	(0.01)	—	(0.01)

Service charge refunds	0.01	0.01	—

Tax benefit of service charge refunds	—	—	—

Operating earnings per diluted common share (non-GAAP)	$0.96	$1.18	$1.13

Tangible Book Value per Common Share

December 31	2020	2019	2018

(dollars in thousands, except per share data)

Total shareholders’ equity	$4,958,903	$4,883,198	$4,608,285

Less: Preferred shareholders’ equity	(106,882)	(106,882)	(106,882)

Less: Intangible assets(1)	(2,316,527)	(2,329,545)	(2,333,375)

Tangible common equity (non-GAAP)	$2,535,494	$2,446,771	$2,168,028

Ending common shares outstanding (000’s)	321,630	325,015	324,315

Tangible book value per common share (non-GAAP)	$7.88	$7.53	$6.68

(1)	Excludes loan servicing rights.

A - 2 F.N.B. Corporation

Annex A (Non-GAAP to GAAP Reconciliations)

Return on Average Tangible Common Equity

Year Ended December 31	2020	2019	2018

(dollars in thousands)

Net income available to common shareholders	$277,965	$379,208	$364,817

Amortization of intangibles, net of tax	10,556	11,192	12,365

Tangible net income available to common shareholders (non-GAAP)	$288,521	$390,400	$377,182

Average total shareholders’ equity	$4,904,300	$4,757,465	$4,490,833

Less: Average preferred shareholders’ equity	(106,882)	(106,882)	(106,882)

Less: Average intangible assets(1)	(2,322,981)	(2,331,630)	(2,334,727)

Average tangible common equity (non-GAAP)	$2,474,437	$2,318,953	$2,049,224

Return on average tangible common equity (non-GAAP)	11.66%	16.84%	18.41%

(1)	Excludes loan servicing rights.

Operating Return on Average Tangible Common Equity

Year Ended December 31	2020	2019	2018

(dollars in thousands)

Operating net income available to common shareholders	$313,985	$386,147	$366,677

Amortization of intangibles, net of tax	10,556	11,192	12,365

Tangible operating net income available to common shareholders (non-GAAP)	$324,541	$397,339	$379,042

Average total shareholders’ equity	$4,904,300	$4,757,465	$4,490,833

Less: Average preferred shareholders’ equity	(106,882)	(106,882)	(106,882)

Less: Average intangible assets(1)	(2,322,981)	(2,331,630)	(2,334,727)

Average tangible common equity (non-GAAP)	$2,474,437	$2,318,953	$2,049,224

Operating return on average tangible common equity (non-GAAP)	13.12%	17.13%	18.50%

(1)	Excludes loan servicing rights.

2021 Proxy Statement A - 3

Annex A (Non-GAAP to GAAP Reconciliations)

Efficiency Ratio

Year Ended December 31	2020

(dollars in thousands)

Non-interest expense	$750,349

Less: Amortization of intangibles	(13,362)

Less: OREO expense	(4,434)

Less: COVID-19 costs	(11,276)

Less: Branch consolidation costs	(18,745)

Less: Tax credit-related project impairment	(4,101)

Adjusted non-interest expense	$698,431

Net interest income	$922,082

Taxable equivalent adjustment	12,470

Non-interest income	294,556

Less: Net securities gains	(282)

Less: Gain on sale of Visa class B stock	(13,818)

Add: Loss on FHLB debt extinguishment and related hedge terminations	25,611

Add: Service charge refunds	3,780

Adjusted net interest income (FTE) + non-interest income	$1,244,399

Efficiency ratio (FTE) (non-GAAP)	56.1%

Return on Average Tangible Assets

Year Ended December 31	2020	2019	2018

(dollars in thousands)

Net income	$286,006	$387,249	$372,858

Amortization of intangibles, net of tax	10,556	11,192	12,365

Tangible net income (non-GAAP)	$296,562	$398,441	$385,223

Average total assets	$36,607,430	$33,850,763	$32,138,497

Less: Average intangible assets(1)	(2,322,981)	(2,331,630)	(2,334,727)

Average tangible assets (non-GAAP)	$34,284,449	$31,519,133	$29,803,770

Return on average tangible assets (non-GAAP)	0.87%	1.26%	1.29%

(1)	Excludes loan servicing rights.

Operating Return on Average Tangible Assets

Year Ended December 31	2020	2019	2018

(dollars in thousands)

Operating net income	$322,026	$394,188	$374,718

Amortization of intangibles, net of tax	10,556	11,192	12,365

Tangible operating net income (non-GAAP)	$332,582	$405,380	$387,083

Average total assets	$36,607,430	$33,850,763	$32,138,497

Less: Average intangible assets(1)	(2,322,981)	(2,331,630)	(2,334,727)

Average tangible assets (non-GAAP)	$34,284,449	$31,519,133	$29,803,770

Operating return on average tangible assets (non-GAAP)	0.97%	1.29%	1.30%

(1)	Excludes loan servicing rights.

A - 4 F.N.B. Corporation

Annex A (Non-GAAP to GAAP Reconciliations)

Tangible Common Equity to Tangible Assets (Period-End)

December 31	2020

(dollars in thousands)

Total shareholders’ equity	$4,958,903

Less: Preferred shareholders’ equity	(106,882)

Less: Intangible assets(1)	(2,316,527)

Tangible common equity (non-GAAP)	$2,535,494

Total assets	37,354,351

Less: Intangible assets(1)	(2,316,527)

Tangible assets (non-GAAP)	35,037,824

Less: PPP loans outstanding	(2,158,452)

Tangible assets, excluding PPP loans (non-GAAP)	$32,879,372

Tangible common equity / tangible assets (period-end) (non-GAAP)	7.2%

Tangible common equity / tangible assets, excluding PPP loans (period-end) (non-GAAP)	7.7%

(1)	Excludes loan servicing rights.

Pre-Provision Net Revenue to Average Tangible Common Equity

Year Ended December 31	2020

(dollars in thousands)

Net interest income	$922,082

Non-interest income	294,556

Less non-interest expense	(750,349)

Pre-provision net revenue (as reported)	$466,289

Adjustments:

Add: Service charge refunds (non-interest income)	3,780

Less: Gain on sale of Visa class B stock (non-interest income)	(13,818)

Add: Loss on FHLB debt extinguishment and related hedge terminations (non-interest income)	25,611

Add: COVID-19 expense (non-interest expense)	11,276

Add: Branch consolidation costs (non-interest expense)	18,745

Add: Tax credit-related impairment project (non-interest expense)	4,101

Pre-provision net revenue (operating) (non-GAAP)	$515,984

Average total shareholders’ equity	$4,904,300

Less: Average preferred shareholders’ equity	(106,882)

Less: Average intangible assets(1)	(2,322,981)

Average tangible common equity (non-GAAP)	$2,474,437

Pre-provision net revenue (as reported) / average tangible common equity (non-GAAP)	18.8%

Pre-provision net revenue (operating) / average tangible common equity (non-GAAP)	20.9%

(1)	Excludes loan servicing rights.

2021 Proxy Statement A - 5

C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. For your vote to count, vote by 11:59 p.m. Eastern Time on May 10, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 7, 2021 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FNB21
You may attend the meeting via the Internet and vote during the meeting. Have the instructions that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. For your vote to count, vote by 11:59 p.m. Eastern Time on May 10, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 7, 2021 for shares held in a Plan. Have your proxy card available when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your mailed proxy card must be received by 11:59 p.m. on May 10, 2021 in order for it to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D34357-P49959 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F.N.B. CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding number of each
The Board of Directors recommends you vote FOR each of the Nominees listed below:						such nominee(s) below.
Vote on Directors			☐	☐	☐

1.	Election of 12 Directors
Nominees:
	01) Pamela A. Bena 02) William B. Campbell 03) James D. Chiafullo	04) Vincent J. Delie, Jr. 05) Mary Jo Dively 06) Robert A. Hormell		07) David J. Malone 08) Frank C. Mencini 09) David L. Motley		10) Heidi A. Nicholas 11) John S. Stanik 12) William J. Strimbu
Vote on Proposal 2: The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

2.	Advisory approval of the 2020 named executive officer compensation.							☐	☐	☐
Vote on Proposal 3: The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

3.	Ratification of appointment of Ernst & Young LLP as F.N.B.’s independent registered public accounting firm for the 2021 fiscal year.							☐	☐	☐

			Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.			☐	☐		Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)	Date

F.N.B. Corporation 2021 Annual Meeting of Shareholders

Tuesday, May 11, 2021

Meeting begins at 8:30 a.m. Eastern Time

www.virtualshareholdermeeting.com/FNB21

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, 2021 Proxy Statement, 2020 Annual Report, 2020 Form 10-K and 2021 Corporate Responsibility

Report is available at www.proxyvote.com.

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D34358-P49959

Annual Meeting of Shareholders

May 11, 2021 8:30 AM

This proxy is solicited by the Board of Directors

The Shareholder(s), by their signature on the proxy card, hereby appoint(s) Vincent J. Calabrese, James L. Dutey and Thomas M. Whitesel, as proxies, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 5, 2021 at the Annual Meeting of Shareholders to be held on May 11, 2021, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting.

If specific voting directions are not given with respect to the matters to be acted upon and the signed and dated card is returned, it will be treated as an instruction to vote such shares in accordance with the Board of Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all nominees in Proposal 1, FOR Proposal 2 - An advisory resolution on 2020 named executive officer compensation and FOR Proposal 3 - Ratification of appointment of Ernst & Young LLP in 2021 (each proposal is described more fully in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting.

Continued and to be signed on reverse side